UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22717

First Trust Exchange-Traded Fund VI
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400 Wheaton, IL 60187
(Address of principal executive offices)

W. Scott Jardine, Esq. First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

(a)	The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

First Trust Exchange-Traded Fund VI

First Trust Nasdaq Bank ETF (FTXO)

First Trust Nasdaq Food & Beverage ETF (FTXG)

First Trust Nasdaq Oil & Gas ETF (FTXN)

First Trust Nasdaq Pharmaceuticals ETF (FTXH)

First Trust S-Network E-Commerce ETF (ISHP)

First Trust Nasdaq Semiconductor ETF (FTXL)

First Trust Nasdaq Transportation ETF (FTXR)

First Trust S-Network Streaming & Gaming ETF (BNGE)

Annual Report
For the Year Ended
March 31, 2023

First Trust Exchange-Traded Fund VI
Annual Report
March 31, 2023

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund VI (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund VI
Annual Letter from the Chairman and CEO
March 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund VI (the “Funds”), which contains detailed information about the Funds for the twelve months ended March 31, 2023.
I am constantly amazed by the depth and breadth of innovation that occurs when people from different geographic, economic, cultural, and educational backgrounds come together to solve problems. Many of the greatest companies to ever exist found their humble beginnings in the simple premise that problems are best solved through ingenuity and cooperation. That idea is still alive and well today, in my opinion. Take, as examples, the recent flood of interest sparked by artificial intelligence programs, advances in robotics, new medicines, more fuel-efficient gasoline engines, electric and hybrid vehicles, quantum computing, developments in wind and solar power; the list goes on and on. That said, the global economy is facing serious issues such as stubborn inflation and the specter of slowing economic growth to name a few.
As many investors know, the global financial system is currently navigating the fallout of the banking crisis that took lending markets by storm in March 2023. The turmoil that started in the U.S. with the failure of Silicon Valley Bank quickly spread around the globe, leading the Swiss government to broker the merger of two of Switzerland’s largest banks. In the U.S., the Federal Reserve (the “Fed”) created the Bank Term Funding Program, which allocated capital to help assure that banks can meet the needs of their depositors. Furthermore, inflation remains elevated on a global scale. Each of the countries that comprise the so-called Group of Ten is currently battling levels of inflation that are higher than the targets set by their central banks, according to data from Bloomberg. Additionally, political unrest stemming from the war between Russia and Ukraine remains a significant factor, with the potential to disturb global fuel and energy supplies as well as provoke interference from other foreign powers.
In the U.S., inflation, as measured by the trailing 12-month rate on the Consumer Price Index, stood at 5.0% as of March 31, 2023, well above the Fed’s stated goal of 2.0%. Despite signals pointing to a potential slowdown in economic growth in the U.S., the Fed stayed the course with regards to interest rate policy. Since February 28, 2022, the Fed raised the Federal Funds target rate (upper bound) a total of nine times, increasing the rate from 0.25%, where it stood on February 28, 2022, to 5.00% as of March 31, 2023.
Global markets have been resilient over time, and the S&P 500® Index has never failed to recover from a bear market. While the issues plaguing the U.S. and global economies are severe, they are not insurmountable, in my view. As Brian Wesbury, Chief Economist at First Trust, recently wrote: “what made America strong is…its human resources and freedom.” We will continue to work the problems before us with ingenuity and resolve, as we always have.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Market Overview
First Trust Exchange-Traded Fund VI
Annual Report
March 31, 2023
Robert F. Carey, CFA
Senior Vice President and Chief Market Strategist
First Trust Advisors L.P.
Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has more than 30 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (“CFA”) designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.
State of the Global Economy
The latest global growth forecast from the International Monetary Fund (“IMF”) released in April 2023 sees real gross domestic product growth rising by 2.8% worldwide in 2023, down from its 2.9% projection in January 2023. The IMF is calling for a 1.6% growth rate for the U.S., up from its January 2023 estimate of 1.4%. Emerging Market and Developing Economies are expected to grow by 3.9% this year, down from the IMF’s 4.0% estimate in January 2023. The IMF notes that risks to their global outlook are squarely to the downside, especially given the recent turmoil in the Financials sector as well as stubbornly high inflation.
In the U.S., inflation, as measured by the Consumer Price Index (“CPI”), stood at 5.0% on a trailing 12-month basis at the end of March 2023, according to the U.S. Bureau of Labor Statistics. While this is significantly lower than the most recent high of 9.1% in June 2022, the CPI remains above its 30-year average of 2.5% as of March 31, 2023, and even further from the Federal Reserve’s (the “Fed”) target of 2.0%.
Performance of Global Stocks and Bonds
The major U.S. stock indices delivered negative results over the past 12 months. The S&P 500® (the “Index”), S&P MidCap 400® and S&P SmallCap 600® Indices posted total returns of -7.73%, -5.12% and -8.82%, respectively, for the 12-month period ended March 31, 2023. Three of the 11 major sectors that comprise the Index were positive on a total return basis. The top performer was the Energy sector, up 13.63%, while the worst showing came from the Real Estate sector, down 19.75%.
A Bloomberg survey of twenty-four equity strategists found that their average 2023 year-end price target for the Index was 4,025, as of April 19, 2023, according to its own release. The highest and lowest estimates were 4,750 and 3,225, respectively. Brian Wesbury, Chief Economist at First Trust, announced in December 2022 that his 2023 year-end price target stood at 3,900. The Index closed trading on March 31, 2023 at 4,109. The outlook for corporate earnings in 2023 has turned negative. Bloomberg’s consensus year-over-year earnings growth rate estimates for the Index for the 2023 and 2024 calendar years stood at -2.67% and 11.56%, respectively, as of April 21, 2023.
The broader foreign stock indices experienced negative total returns over the past year. For the 12-months ended March 31, 2023, the MSCI World ex USA and MSCI Emerging Markets equity indices posted total returns of -2.74% (USD) and -10.70% (USD), respectively, according to Bloomberg. The major foreign bond indices were also down during the same period. The Bloomberg Global Aggregate Index of higher quality debt posted a total return of -8.07% (USD), while the Bloomberg EM Hard Currency Aggregate Index of emerging markets debt fell by 5.41% (USD), according to Bloomberg. The U.S. Dollar rose 4.27% over the past 12 months against a basket of major currencies, as measured by the U.S. Dollar Index (DXY). The increase in the U.S. Dollar provided a drag on the performance of both foreign stock and bond indices, in our opinion.
In the U.S. bond market, the results were also disappointing. The top performing major debt group we track was intermediate corporate bonds. The Bloomberg Intermediate Corporate Index posted a total return of -1.99% for the 12-month period ended March 31, 2023. The worst-performing U.S. debt group that we track was U.S. aggregate bonds. The Bloomberg U.S. Aggregate Bond Index posted a total return of -4.78%. The yield on the benchmark 10-Year Treasury Note (“T-Note”) fell by 113 basis points in the period to close at 3.47% on March 31, 2023, according to Bloomberg. For comparative purposes, the average yield on the 10-Year T-Note was 2.19% for the 10-year period ended March 31, 2023.

Fund Performance Overview (Unaudited)
First Trust Nasdaq Bank ETF (FTXO)
The First Trust Nasdaq Bank ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq US Smart BanksTM Index (the “Index”). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FTXO.” The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”).
The Index is designed to provide exposure to U.S. companies comprising the banking sector that have been selected based upon their liquidity and weighted based upon their cumulative score on four investing factors: net income, return on assets, momentum and book value. The Index’s initial selection universe consists of the component securities of the Nasdaq US BenchmarkTM Index that have been classified as comprising the banking sector according to the Industry Classification Benchmark. The Nasdaq US BenchmarkTM Index is an index seeking to track the performance of small, mid and large capitalization U.S. companies. This classification includes companies providing a broad range of financial services, including retail banking, loans and money transmissions.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 3/31/23	5 Years Ended 3/31/23	Inception (9/20/16) to 3/31/23	5 Years Ended 3/31/23	Inception (9/20/16) to 3/31/23
Fund Performance
NAV	-30.94%	-3.62%	3.43%	-16.85%	24.58%
Market Price	-31.05%	-3.66%	3.41%	-17.01%	24.46%
Index Performance
Nasdaq US Smart BanksTM Index	-30.60%	-3.01%	4.10%	-14.18%	29.98%
Nasdaq US Benchmark Banks Index	-22.33%	0.08%	6.72%	0.42%	52.85%
Nasdaq US BenchmarkTM Index	-8.97%	10.44%	12.01%	64.29%	109.61%
(See Notes to Fund Performance Overview on page 20.)
Performance Review
The Fund generated a net asset value (“NAV”) return of -30.94% during the period covered by this report. During the same period, the Nasdaq US Benchmark Banks Index (the “Benchmark”) generated a return of -22.33%. The Banks industry carried the majority of the weight in the Fund as well as in the Benchmark. This industry had a weight of 90.9% in the Fund during the period covered by this report. The Banks Industry contributed -27.3% to the Fund’s total return, which was the most negative of any industry. No industry contributed positively to the Fund’s total return.

Nasdaq® and Nasdaq US Smart BanksTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Bank ETF (FTXO) (Continued)
Sector Allocation	% of Total Investments
Financials	100.0%
Total	100.0%
Top Ten Holdings	% of Total Investments
Citigroup, Inc.	9.3%
JPMorgan Chase & Co.	9.1
Bank of America Corp.	8.3
Wells Fargo & Co.	8.0
Truist Financial Corp.	7.3
PNC Financial Services Group (The), Inc.	4.0
M&T Bank Corp.	3.9
US Bancorp	3.8
Fifth Third Bancorp	3.7
Citizens Financial Group, Inc.	3.6
Total	61.0%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Food & Beverage ETF (FTXG)
The First Trust Nasdaq Food & Beverage ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq US Smart Food & BeverageTM Index (the “Index”). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FTXG.” The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”).
The Index is designed to provide exposure to U.S. companies comprising the food and beverage sector that have been selected based upon their liquidity and weighted based upon their cumulative score on four investing factors: gross income, return on assets, momentum and cash flow. The Index’s initial selection universe consists of the component securities of the Nasdaq US BenchmarkTM Index that have been classified as comprising either the beverages sector or food producers sector according to the Industry Classification Benchmark (“ICB”). The Nasdaq US BenchmarkTM Index is an index seeking to track the performance of small, mid and large capitalization U.S. companies. These classifications include: (i) manufacturers and shippers of cider or malt products; (ii) producers, distillers, vintners, blenders and shippers of wine and spirits; (iii) manufacturers, bottlers and distributors of non-alcoholic beverages; (iv) companies that grow crops or raise livestock, operate fisheries or own non-tobacco plantations; (v) food producers, including meatpacking, snacks, fruits, vegetables, dairy products and frozen seafood; (vi) producers of pet food; and (vii) manufacturers of dietary supplements, vitamins and related items.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 3/31/23	5 Years Ended 3/31/23	Inception (9/20/16) to 3/31/23	5 Years Ended 3/31/23	Inception (9/20/16) to 3/31/23
Fund Performance
NAV	1.10%	8.00%	6.21%	46.92%	48.15%
Market Price	0.87%	7.95%	6.19%	46.58%	48.03%
Index Performance
Nasdaq US Smart Food & BeverageTM Index	1.70%	8.69%	6.89%	51.70%	54.44%
Nasdaq US Benchmark Food, Beverage and Tobacco Index	5.17%	10.29%	8.54%	63.18%	70.73%
Nasdaq US BenchmarkTM Index	-8.97%	10.44%	12.01%	64.29%	109.61%
(See Notes to Fund Performance Overview on page 20.)
Performance Review
The Fund generated a NAV return of 1.10% during the period covered by this report. During the same period, the Nasdaq US Benchmark Food, Beverage and Tobacco Index (the “Benchmark”) generated a return of 5.17%. During the same period, the Fund was most heavily weighted toward investments in the Food Products GICS sub-industry, which had an average weight of 69.2%. The Beverages sub-industry, however, contributed the most toward the Fund’s return during the period, with a 1.5% contribution. The Personal Care products sub-industry, which had a relatively low weighting of 0.8% during the period, was the only negative contributor to the Fund’s return, generating -0.3%.

Nasdaq® and Nasdaq US Smart Food & BeverageTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Food & Beverage ETF (FTXG) (Continued)
Sector Allocation	% of Total Investments
Consumer Staples	96.3%
Materials	3.7
Total	100.0%
Top Ten Holdings	% of Total Investments
General Mills, Inc.	8.3%
Mondelez International, Inc., Class A	8.2
PepsiCo, Inc.	8.1
Coca-Cola (The) Co.	8.0
Archer-Daniels-Midland Co.	7.7
Hershey (The) Co.	4.1
J.M. Smucker (The) Co.	4.1
Campbell Soup Co.	4.0
Conagra Brands, Inc.	4.0
Keurig Dr. Pepper, Inc.	3.9
Total	60.4%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Oil & Gas ETF (FTXN)
The First Trust Nasdaq Oil & Gas ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq US Smart Oil & GasTM Index (the “Index”). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FTXN.” The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”).
The Index is designed to provide exposure to U.S. companies comprising the oil and gas sector that have been selected based upon their liquidity and weighted based upon their cumulative score on four investing factors: gross income, return on assets, momentum and cash flow. The Index’s initial selection universe consists of the component securities of the Nasdaq US BenchmarkTM Index that have been classified as comprising either the oil & gas producers sector or the oil equipment, services & distribution sector according to the Industry Classification Benchmark (“ICB”). The Nasdaq US BenchmarkTM Index is an index seeking to track the performance of small, mid and large capitalization U.S. companies. These classifications include: (i) companies engaged in the exploration for and drilling, production, refining and supply of oil and gas products; (ii) integrated oil and gas companies engaged in the exploration for, and drilling, production, refining, distribution and retail sales of, oil and gas products; (iii) suppliers of equipment and services to oil fields and offshore platforms, such as drilling, exploration, seismic-information services and platform construction; and (iv) operators of pipelines carrying oil, gas or other forms of fuel.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 3/31/23	5 Years Ended 3/31/23	Inception (9/20/16) to 3/31/23	5 Years Ended 3/31/23	Inception (9/20/16) to 3/31/23
Fund Performance
NAV	4.66%	8.40%	6.89%	49.66%	54.46%
Market Price	4.62%	8.37%	6.88%	49.46%	54.41%
Index Performance
Nasdaq US Smart Oil & GasTM Index	5.14%	9.08%	7.57%	54.39%	60.97%
Nasdaq US Benchmark Energy Index	11.05%	8.91%	7.63%	53.25%	61.62%
Nasdaq US BenchmarkTM Index	-8.97%	10.44%	12.01%	64.29%	109.61%
(See Notes to Fund Performance Overview on page 20.)
Performance Review
The Fund generated a NAV return of 4.66% during the period covered by this report. During the same period, the Nasdaq US Benchmark Energy Index (the “Benchmark”) generated a return of 11.05%. The Oil, Gas & Consumable Fuels industry received a 97.2% allocation in the Fund during the same period and provided the largest contribution to the Fund’s return at 5.4%. No industry had a negative contribution to the Fund’s return during the period.

Nasdaq® and Nasdaq US Smart Oil & GasTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Oil & Gas ETF (FTXN) (Continued)
Sector Allocation	% of Total Investments
Energy	100.0%
Total	100.0%
Top Ten Holdings	% of Total Investments
Chevron Corp.	8.0%
Exxon Mobil Corp.	7.9
ConocoPhillips	7.6
Occidental Petroleum Corp.	7.5
Marathon Petroleum Corp.	7.5
Valero Energy Corp.	4.2
Pioneer Natural Resources Co.	4.0
EOG Resources, Inc.	4.0
Cheniere Energy, Inc.	4.0
Phillips 66	3.9
Total	58.6%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Pharmaceuticals ETF (FTXH)
The First Trust Nasdaq Pharmaceuticals ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq US Smart PharmaceuticalsTM Index (the “Index”). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FTXH.” The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”).
The Index is designed to provide exposure to U.S. companies comprising the pharmaceutical sector that have been selected based upon their liquidity and weighted based upon their cumulative score on four investing factors: gross income, return on assets, momentum and cash flow. The Index’s initial selection universe consists of the component securities of the Nasdaq US BenchmarkTM Index that have been classified as comprising the pharmaceuticals and biotechnology sub-sectors according to the Industry Classification Benchmark. The Nasdaq US BenchmarkTM Index is an index seeking to track the performance of small, mid and large capitalization U.S. companies. This classification includes vaccine producers and manufacturers of prescription or over-the-counter drugs.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 3/31/23	5 Years Ended 3/31/23	Inception (9/20/16) to 3/31/23	5 Years Ended 3/31/23	Inception (9/20/16) to 3/31/23
Fund Performance
NAV	-0.61%	5.31%	5.29%	29.50%	40.02%
Market Price	-0.46%	5.29%	5.29%	29.39%	39.96%
Index Performance
Nasdaq US Smart PharmaceuticalsTM Index	0.07%	5.99%	5.99%	33.79%	46.17%
Nasdaq US Benchmark Pharmaceuticals Index	2.49%	12.74%	11.66%	82.17%	105.42%
Nasdaq US BenchmarkTM Index	-8.97%	10.44%	12.01%	64.29%	109.61%
(See Notes to Fund Performance Overview on page 20.)
Performance Review
The Fund generated a NAV return of -0.61% during the period covered by this report. During the same period, the Nasdaq US Benchmark Pharmaceuticals Index (the “Benchmark”) generated a return of 2.49%. During the same period, the Fund was most heavily weighted toward investments in the Pharmaceuticals and Biotechnology industries, with an average portfolio weight of 51.3% and 43.9%, respectively. The Biotechnology industry was a relative outperformer for the period covered by this report, contributing 4.5% to the Fund’s return, which was the largest contribution. The largest negative contribution to the Fund’s return was from the Pharmaceuticals industry at -4.8%.

Nasdaq® and Nasdaq US Smart PharmaceuticalsTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Pharmaceuticals ETF (FTXH) (Continued)
Sector Allocation	% of Total Investments
Health Care	100.0%
Total	100.0%
Top Ten Holdings	% of Total Investments
AbbVie, Inc.	7.4%
Johnson & Johnson	7.2
Pfizer, Inc.	7.2
Bristol-Myers Squibb Co.	7.2
Merck & Co., Inc.	7.2
Moderna, Inc.	4.0
Eli Lilly & Co.	3.9
Vertex Pharmaceuticals, Inc.	3.9
Regeneron Pharmaceuticals, Inc.	3.9
Amgen, Inc.	3.7
Total	55.6%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust S-Network E-Commerce ETF (ISHP)
The First Trust S-Network E-Commerce ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the S-Network Global E-Commerce IndexTM (the “Index”). The Fund lists and principally trades its shares on The Nasdaq Stock Market LLC under the symbol “ISHP.” The Fund will normally invest at least 90% of its net assets (plus any borrowings for investment purposes) in the common stocks and depository receipts that comprise the Index.
The Index seeks to provide exposure to companies with securities listed on recognized global securities exchanges that are principally engaged in the global e-commerce industry. According to VettaFi LLC, to be eligible for inclusion in the Index, a security must be issued by a company engaged in at least one of the four following business segments comprising the global e-commerce industry: (1) content navigation; (2) online retail; (3) online marketplace; and (4) e-commerce infrastructure. The Index is owned and is developed, maintained and sponsored by VettaFi LLC.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 3/31/23	5 Years Ended 3/31/23	Inception (9/20/16) to 3/31/23	5 Years Ended 3/31/23	Inception (9/20/16) to 3/31/23
Fund Performance
NAV	-13.57%	5.87%	5.58%	30.01%	42.52%
Market Price	-15.24%	5.42%	5.24%	30.20%	39.58%
Index Performance
S-Network Global E-Commerce IndexTM(1)(2)	-13.91%	N/A	N/A	N/A	N/A
MSCI ACWI Index(3)	-7.44%	6.94%	9.05%	39.88%	75.97%
Nasdaq US Smart Retail Index	-7.15%	9.91%	8.81%	60.39%	73.49%
Nasdaq US Benchmark Retail Index	-19.16%	9.54%	12.05%	57.71%	110.12%
Nasdaq US BenchmarkTM Index	-8.97%	10.44%	12.01%	64.29%	109.61%
(See Notes to Fund Performance Overview on page 20.)
Performance Review
The Fund generated a NAV return of -13.57% during the period covered by this report. During the same period, the MSCI ACWI Index (the “Benchmark”) generated a return of -7.44%. During the same period, the Fund was most heavily weighted toward investments in the Internet & Direct Marketing Retail industry and the Interactive Media & Services industry, which had an average weight of 24.2% and 21.3%, respectively. Investments in the Interactive Media & Services industry also contributed the most negatively to the Fund’s return, generating -4.0%. The most positive contribution to the Fund’s return came from the Real Estate Management & Development and Air Freight & Logistics industries, with each contributing 0.6% to the Fund’s return, while only being weighted 3.4% and 5.9%, respectively.

(1)	On January 26, 2022, the Fund’s underlying index changed from the Nasdaq US Smart Retail Index to the S-Network Global E-Commerce IndexTM. Therefore, performance and historical returns shown for the periods prior to January 26, 2022, are not necessarily indicative of the performance of the Fund, based on its current Index, would have generated.
(2)	Because the Fund’s new underlying Index had an inception date of April 30, 2021, performance data is not available for all the periods shown in the table for the Index because performance data does not exist for some of the entire periods.
(3)	The MSCI ACWI Index serves as the Fund’s new primary benchmark index. The Fund’s investment advisor determined that the MSCI ACWI Index provides a more appropriate comparison to Fund returns.
S-Network and S-Network Global E-Commerce IndexTM are service marks of VettaFi LLC and have been licensed for use by First Trust Advisors L.P. The Fund is not issued, sponsored, endorsed, sold or promoted by VettaFi LLC or its affiliates (collectively, “VettaFi”). VettaFi makes no representation or warranty, express or implied, to the purchasers or owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general market performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust S-Network E-Commerce ETF (ISHP) (Continued)
Sector Allocation	% of Total Investments
Consumer Discretionary	34.9%
Communication Services	26.7
Industrials	15.6
Financials	11.3
Real Estate	5.0
Consumer Staples	4.4
Information Technology	2.1
Total	100.0%
Top Ten Holdings	% of Total Investments
Meta Platforms, Inc., Class A	2.5%
Shopify, Inc., Class A	2.1
MercadoLibre, Inc.	2.1
Airbnb, Inc., Class A	2.1
DoorDash, Inc., Class A	2.0
Copart, Inc.	2.0
FedEx Corp.	2.0
Booking Holdings, Inc.	1.9
Snap, Inc., Class A	1.9
REA Group Ltd.	1.9
Total	20.5%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Semiconductor ETF (FTXL)
The First Trust Nasdaq Semiconductor ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq US Smart SemiconductorTM Index (the “Index”). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FTXL.” The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”).
The Index is designed to provide exposure to U.S. companies comprising the semiconductor sector that have been selected based upon their liquidity and weighted based upon their cumulative score on four investing factors: gross income, return on assets, momentum and cash flow. The Index’s initial selection universe consists of the component securities of the Nasdaq US BenchmarkTM Index that have been classified as comprising the semiconductors sub-sector according to the Industry Classification Benchmark. The Nasdaq US BenchmarkTM Index is an index seeking to track the performance of small, mid and large capitalization U.S. companies. This classification includes producers and distributors of semiconductors and other integrated chips, including other products related to the semiconductor industry, such as semiconductor capital equipment and motherboards.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 3/31/23	5 Years Ended 3/31/23	Inception (9/20/16) to 3/31/23	5 Years Ended 3/31/23	Inception (9/20/16) to 3/31/23
Fund Performance
NAV	-6.54%	15.55%	20.59%	106.03%	239.28%
Market Price	-6.68%	15.55%	20.58%	106.00%	239.23%
Index Performance
Nasdaq US Smart SemiconductorTM Index	-6.01%	16.28%	21.36%	112.55%	253.71%
Nasdaq US Benchmark Semiconductors Index	-4.38%	19.00%	22.80%	138.60%	282.11%
Nasdaq US BenchmarkTM Index	-8.97%	10.44%	12.01%	64.29%	109.61%
(See Notes to Fund Performance Overview on page 20.)
Performance Review
The Fund generated a NAV return of -6.54% during the period covered by this report. During the same period, the Nasdaq US Benchmark Semiconductors Index (the “Benchmark”) generated a return of -4.38%. During the same period, the Fund was most heavily weighted toward investments in the Semiconductors industry as expected, with 79.9% weighted towards the Semiconductors sub-industry, and 14.5% toward the Semiconductor Materials and Equipment sub-industry. The largest negative contributions to the Fund’s return were the investments in the Semiconductors and Electronic Components sub-industries, which contributed -3.2% and -2.6% to the Fund’s return, respectively. The largest positive contribution to the Fund’s return was from the Electronic Manufacturing Services sub-industry at 0.7%.

Nasdaq® and Nasdaq US Smart SemiconductorTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Semiconductor ETF (FTXL) (Continued)
Sector Allocation	% of Total Investments
Information Technology	100.0%
Total	100.0%
Top Ten Holdings	% of Total Investments
Intel Corp.	9.6%
Texas Instruments, Inc.	8.0
Broadcom, Inc.	7.9
Micron Technology, Inc.	7.7
QUALCOMM, Inc.	7.6
NVIDIA Corp.	4.4
Lam Research Corp.	4.0
Analog Devices, Inc.	3.9
ON Semiconductor Corp.	3.9
Applied Materials, Inc.	3.9
Total	60.9%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Transportation ETF (FTXR)
The First Trust Nasdaq Transportation ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq US Smart TransportationTM Index (the “Index”). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “FTXR.” The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”).
The Index is designed to provide exposure to U.S. companies comprising the transportation sector that have been selected based upon their liquidity and weighted based upon their cumulative score on four investing factors: gross income, return on assets, momentum and cash flow. The Index’s initial selection universe consists of the component securities of the Nasdaq US BenchmarkTM Index that have been classified as comprising the industrial transportation sector, the automobiles & parts sector or the airlines sub-sector according to the Industry Classification Benchmark. The Nasdaq US BenchmarkTM Index is an index seeking to track the performance of small, mid and large capitalization U.S. companies. These classifications include: (i) operators of mail and package delivery services; (ii) providers of on-water transportation for commercial markets; (iii) providers of industrial railway transportation and railway lines; (iv) companies that manage airports, train depots, roads, bridges, tunnels, ports, and providers of logistic services to shippers of goods; (v) companies that provide commercial trucking services; (vi) makers of motorcycles and passenger vehicles; (vii) manufacturers and distributors of new and replacement parts for motorcycles and automobiles; (viii) manufacturers, distributors and retreaders of automobile, truck and motorcycle tires; and (ix) companies providing primarily passenger air transport.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 3/31/23	5 Years Ended 3/31/23	Inception (9/20/16) to 3/31/23	5 Years Ended 3/31/23	Inception (9/20/16) to 3/31/23
Fund Performance
NAV	-13.76%	3.11%	6.26%	16.55%	48.60%
Market Price	-13.78%	3.08%	6.26%	16.37%	48.59%
Index Performance
Nasdaq US Smart TransportationTM Index	-13.63%	3.50%	6.73%	18.75%	53.00%
Nasdaq US Benchmark Industrial Transportation Index	-9.67%	11.77%	14.50%	74.43%	142.02%
Nasdaq US BenchmarkTM Index	-8.97%	10.44%	12.01%	64.29%	109.61%
(See Notes to Fund Performance Overview on page 20.)
Performance Review
The Fund generated a NAV return of -13.76% during the period covered by this report. During the same period, the Nasdaq US Benchmark Industrial Transportation Index (the “Benchmark”) generated a return of -9.67%. The Ground Transportation industry’s 28.9% allocation was the largest weight in the Fund during the period. This industry also had the greatest negative contribution to the Fund’s return, generating -6.8% during the period. The greatest contribution to the Fund’s return was the 1.0% from the Distributors industry.

Nasdaq® and Nasdaq US Smart TransportationTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Transportation ETF (FTXR) (Continued)
Sector Allocation	% of Total Investments
Industrials	74.7%
Consumer Discretionary	25.3
Total	100.0%
Top Ten Holdings	% of Total Investments
FedEx Corp.	9.1%
United Parcel Service, Inc., Class B	8.6
Tesla, Inc.	8.1
Union Pacific Corp.	7.8
General Motors Co.	7.6
PACCAR, Inc.	4.0
CSX Corp.	4.0
Norfolk Southern Corp.	3.8
Delta Air Lines, Inc.	3.7
United Airlines Holdings, Inc.	3.4
Total	60.1%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust S-Network Streaming & Gaming ETF (BNGE)
The First Trust S-Network Streaming & Gaming ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the S-Network Streaming & Gaming Index (the “Index”). The Fund lists and principally trades its shares on The NYSE Arca, Inc. under the ticker symbol “BNGE.” The Fund will normally invest at least 80% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index.
According to VettaFi LLC (the “Index Provider”), the Index is composed of common stock and depositary receipts issued by U.S. and non-U.S. companies that enable remote users to access online content; publish online content; participate in prospective wagering; spectate or participate in competitive video gaming; and that provide the products, services and technology that are necessary for the streaming and gaming industries. The Index is owned and is developed, maintained and sponsored by VettaFi LLC. The Index Provider retains the right at any time, upon prior written notice, to modify the Index methodology.
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 3/31/23	Inception (1/25/22) to 3/31/23	Inception (1/25/22) to 3/31/23
Fund Performance
NAV	-9.08%	-11.55%	-13.46%
Market Price	-9.37%	-11.37%	-13.25%
Index Performance
S-Network Streaming & Gaming Index	-8.64%	-10.64%	-12.41%
MSCI ACWI Index	-7.44%	-4.78%	-5.60%
(See Notes to Fund Performance Overview on page 20.)
Performance Review
The Fund generated a NAV return of -9.08% during the period covered by this report. During the same period, the MSCI ACWI Index (the “Benchmark”) generated a return of -7.44%. The United States was the highest weighted country in the Fund during the period with an allocation of 53.0%. Investments in this country contributed -7.9% to the Fund’s return, which was the greatest drag on the Fund’s return of any country in the Fund. The greatest positive contribution to the Fund’s return came from investments in Ireland with a contribution of 2.2%. Exposure to foreign currency contributed -1.7% to the Fund’s total return for the period.

S-Network and S-Network Streaming & Gaming Index are service marks of VettaFi LLC and have been licensed for use by First Trust Advisors L.P. The Fund is not issued, sponsored, endorsed, sold or promoted by VettaFi LLC or its affiliates (collectively, “VettaFi”). VettaFi makes no representation or warranty, express or implied, to the purchasers or owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general market performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust S-Network Streaming & Gaming ETF (BNGE) (Continued)
Portfolio Sector Allocation	% of Total Long-Term Investments
Communication Services	57.2%
Consumer Discretionary	24.1
Information Technology	18.7
Total	100.0%
Top Ten Holdings	% of Total Long-Term Investments
NVIDIA Corp.	6.9%
Advanced Micro Devices, Inc.	5.7
Warner Bros Discovery, Inc.	4.7
Flutter Entertainment PLC	4.7
Activision Blizzard, Inc.	4.6
Intel Corp.	4.4
Sony Group Corp.	4.4
Netflix, Inc.	4.3
Tencent Holdings Ltd.	4.3
NetEase, Inc., ADR	4.3
Total	48.3%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview  (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

First Trust Exchange-Traded Fund VI
Understanding Your Fund Expenses
March 31, 2023 (Unaudited)
As a shareholder of First Trust Nasdaq Bank ETF, First Trust Nasdaq Food & Beverage ETF, First Trust Nasdaq Oil & Gas ETF, First Trust Nasdaq Pharmaceuticals ETF, First Trust S-Network E-Commerce ETF, First Trust Nasdaq Semiconductor ETF, First Trust Nasdaq Transportation ETF or First Trust S-Network Streaming & Gaming ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended March 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Nasdaq Bank ETF (FTXO)
Actual	$1,000.00	$833.60	0.60%	$2.74
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	0.60%	$3.02
First Trust Nasdaq Food & Beverage ETF (FTXG)
Actual	$1,000.00	$1,096.00	0.60%	$3.14
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	0.60%	$3.02
First Trust Nasdaq Oil & Gas ETF (FTXN)
Actual	$1,000.00	$1,114.90	0.60%	$3.16
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	0.60%	$3.02
First Trust Nasdaq Pharmaceuticals ETF (FTXH)
Actual	$1,000.00	$1,096.20	0.60%	$3.14
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	0.60%	$3.02
First Trust S-Network E-Commerce ETF (ISHP)
Actual	$1,000.00	$1,238.60	0.60%	$3.35
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	0.60%	$3.02
First Trust Nasdaq Semiconductor ETF (FTXL)
Actual	$1,000.00	$1,339.10	0.60%	$3.50
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	0.60%	$3.02

First Trust Exchange-Traded Fund VI
Understanding Your Fund Expenses (Continued)
March 31, 2023 (Unaudited)
	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Nasdaq Transportation ETF (FTXR)
Actual	$1,000.00	$1,178.80	0.60%	$3.26
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	0.60%	$3.02
First Trust S-Network Streaming & Gaming ETF (BNGE)
Actual	$1,000.00	$1,322.20	0.70%	$4.05
Hypothetical (5% return before expenses)	$1,000.00	$1,021.44	0.70%	$3.53

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (October 1, 2022 through March 31, 2023), multiplied by 182/365 (to reflect the six-month period).

First Trust Nasdaq Bank ETF (FTXO)
Portfolio of Investments
March 31, 2023
Shares	Description	Value
COMMON STOCKS – 99.7%
	Banks – 96.7%
27,479	Ameris Bancorp	$1,005,182
67,909	Associated Banc-Corp.	1,221,004
27,558	Atlantic Union Bankshares Corp.	965,908
11,438	BancFirst Corp.	950,498
479,179	Bank of America Corp.	13,704,519
38,883	Bank OZK	1,329,799
18,402	BOK Financial Corp.	1,553,313
24,053	Cathay General Bancorp	830,310
324,241	Citigroup, Inc.	15,203,660
196,787	Citizens Financial Group, Inc.	5,976,421
28,094	Comerica, Inc.	1,219,841
15,605	Commerce Bancshares, Inc.	910,552
9,338	Cullen/Frost Bankers, Inc.	983,665
32,307	East West Bancorp, Inc.	1,793,038
226,387	Fifth Third Bancorp	6,030,950
4,922	First Citizens BancShares, Inc., Class A	4,789,598
37,744	First Hawaiian, Inc.	778,659
159,885	FNB Corp.	1,854,666
61,703	Fulton Financial Corp.	852,735
27,994	Hancock Whitney Corp.	1,018,982
60,197	Home BancShares, Inc.	1,306,877
417,944	Huntington Bancshares, Inc.	4,680,973
14,905	Independent Bank Corp.	978,066
21,273	International Bancshares Corp.	910,910
114,654	JPMorgan Chase & Co.	14,940,563
246,383	KeyCorp	3,084,715
52,921	M&T Bank Corp.	6,327,764
114,036	Old National Bancorp	1,644,399
35,510	Pacific Premier Bancorp, Inc.	852,950
29,441	Pinnacle Financial Partners, Inc.	1,623,966
52,038	PNC Financial Services Group (The), Inc.	6,614,030
23,459	Popular, Inc.	1,346,781
37,502	Prosperity Bancshares, Inc.	2,307,123
252,057	Regions Financial Corp.	4,678,178
25,877	SouthState Corp.	1,843,995
38,755	Synovus Financial Corp.	1,194,817
17,116	Texas Capital Bancshares, Inc. (a)	837,999
350,069	Truist Financial Corp.	11,937,353
12,103	UMB Financial Corp.	698,585
45,571	United Bankshares, Inc.	1,604,099
172,174	US Bancorp	6,206,873
219,945	Valley National Bancorp	2,032,292
57,993	Webster Financial Corp.	2,286,084
351,418	Wells Fargo & Co.	13,136,005
28,045	Western Alliance Bancorp	996,719
19,578	Wintrust Financial Corp.	1,428,215
20,686	WSFS Financial Corp.	778,000
		159,251,631
Shares	Description	Value

	Consumer Finance – 3.0%
49,711	Discover Financial Services	$4,913,435
	Total Investments – 99.7%	164,165,066
	(Cost $194,286,325)
	Net Other Assets and Liabilities – 0.3%	542,958
	Net Assets – 100.0%	$164,708,024

(a)	Non-income producing security.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 3/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 164,165,066	$ 164,165,066	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Nasdaq Food & Beverage ETF (FTXG)
Portfolio of Investments
March 31, 2023
Shares	Description	Value
COMMON STOCKS – 99.9%
	Beverages – 27.4%
581,855	Brown-Forman Corp., Class B	$37,395,821
1,268,544	Coca-Cola (The) Co.	78,687,785
46,148	Coca-Cola Consolidated, Inc.	24,692,872
1,092,492	Keurig Dr. Pepper, Inc.	38,543,118
94,309	Monster Beverage Corp. (a)	5,093,629
120,442	National Beverage Corp. (a)	6,349,702
435,031	PepsiCo, Inc.	79,306,151
		270,069,078
	Chemicals – 3.7%
605,952	Corteva, Inc.	36,544,965
	Consumer Staples Distribution & Retail – 3.4%
897,496	US Foods Holding Corp. (a)	33,153,502
	Food Products – 64.9%
948,389	Archer-Daniels-Midland Co.	75,548,668
50,255	Bunge Ltd.	4,800,358
718,685	Campbell Soup Co.	39,513,301
1,036,674	Conagra Brands, Inc.	38,937,475
566,314	Flowers Foods, Inc.	15,522,667
949,426	General Mills, Inc.	81,137,946
158,356	Hershey (The) Co.	40,287,350
850,525	Hormel Foods Corp.	33,918,937
450,342	Hostess Brands, Inc. (a)	11,204,509
58,252	Ingredion, Inc.	5,925,976
255,231	J.M. Smucker (The) Co.	40,165,702
572,418	Kellogg Co.	38,329,109
969,309	Kraft Heinz (The) Co.	37,483,179
218,511	Lamb Weston Holdings, Inc.	22,838,770
46,449	Lancaster Colony Corp.	9,423,573
1,158,200	Mondelez International, Inc., Class A	80,749,704
159,886	Post Holdings, Inc. (a)	14,368,955
138,491	Simply Good Foods (The), Co. (a)	5,507,787
98,371	TreeHouse Foods, Inc. (a)	4,960,849
637,130	Tyson Foods, Inc., Class A	37,794,552
		638,419,367
	Personal Care Products – 0.5%
155,442	BellRing Brands, Inc. (a)	5,285,028
	Total Investments – 99.9%	983,471,940
	(Cost $968,528,695)
	Net Other Assets and Liabilities – 0.1%	867,494
	Net Assets – 100.0%	$984,339,434

(a)	Non-income producing security.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 3/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 983,471,940	$ 983,471,940	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Nasdaq Oil & Gas ETF (FTXN)
Portfolio of Investments
March 31, 2023
Shares	Description	Value
COMMON STOCKS – 99.8%
	Energy Equipment & Services – 4.4%
80,592	Baker Hughes Co.	$2,325,885
51,811	ChampionX Corp.	1,405,632
90,159	Halliburton Co.	2,852,631
104,186	Liberty Energy, Inc.	1,334,622
94,478	Schlumberger N.V.	4,638,870
23,911	Weatherford International PLC (a)	1,419,118
		13,976,758
	Oil, Gas & Consumable Fuels – 95.4%
187,817	APA Corp.	6,772,681
78,910	Cheniere Energy, Inc.	12,436,216
73,962	Chesapeake Energy Corp.	5,624,070
154,686	Chevron Corp.	25,238,568
20,409	Chord Energy Corp.	2,747,051
50,789	Civitas Resources, Inc.	3,470,920
203,317	Comstock Resources, Inc.	2,193,790
240,410	ConocoPhillips	23,851,076
314,173	Coterra Energy, Inc.	7,709,805
49,830	CVR Energy, Inc.	1,633,427
18,914	Denbury, Inc. (a)	1,657,434
229,251	Devon Energy Corp.	11,602,393
64,932	Diamondback Energy, Inc.	8,776,858
109,828	EOG Resources, Inc.	12,589,584
152,278	EQT Corp.	4,859,191
226,214	Exxon Mobil Corp.	24,806,627
42,708	Hess Corp.	5,651,977
110,336	HF Sinclair Corp.	5,338,056
202,768	Kosmos Energy Ltd. (a)	1,508,594
85,723	Magnolia Oil & Gas Corp., Class A	1,875,619
311,153	Marathon Oil Corp.	7,455,226
174,490	Marathon Petroleum Corp.	23,526,487
53,647	Matador Resources, Co.	2,556,280
78,664	Murphy Oil Corp.	2,908,995
378,479	Occidental Petroleum Corp.	23,628,444
65,009	ONEOK, Inc.	4,130,672
120,421	Ovintiv, Inc.	4,344,790
160,105	PBF Energy, Inc., Class A	6,942,153
59,910	PDC Energy, Inc.	3,845,024
172,513	Permian Resources Corp.	1,811,387
121,116	Phillips 66	12,278,740
62,031	Pioneer Natural Resources Co.	12,669,211
58,810	Range Resources Corp.	1,556,701
846,191	Southwestern Energy Co. (a)	4,230,955
45,996	Targa Resources Corp.	3,355,408
786	Texas Pacific Land Corp.	1,337,002
Shares	Description	Value

	Oil, Gas & Consumable Fuels (Continued)
94,222	Valero Energy Corp.	$13,153,391
		300,074,803
	Total Investments – 99.8%	314,051,561
	(Cost $309,207,818)
	Net Other Assets and Liabilities – 0.2%	544,677
	Net Assets – 100.0%	$314,596,238

(a)	Non-income producing security.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 3/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 314,051,561	$ 314,051,561	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Nasdaq Pharmaceuticals ETF (FTXH)
Portfolio of Investments
March 31, 2023
Shares	Description	Value
COMMON STOCKS – 99.9%
	Biotechnology – 44.2%
15,163	AbbVie, Inc.	$2,416,527
7,838	ACADIA Pharmaceuticals, Inc. (a)	147,511
6,065	Alkermes PLC (a)	170,972
847	Alnylam Pharmaceuticals, Inc. (a)	169,671
5,036	Amgen, Inc.	1,217,453
12,296	Amicus Therapeutics, Inc. (a)	136,363
3,862	Biogen, Inc. (a)	1,073,752
1,629	BioMarin Pharmaceutical, Inc. (a)	158,404
2,602	Exact Sciences Corp. (a)	176,442
15,179	Exelixis, Inc. (a)	294,624
14,489	Gilead Sciences, Inc.	1,202,152
4,657	Halozyme Therapeutics, Inc. (a)	177,851
9,690	Incyte Corp. (a)	700,296
4,517	Ionis Pharmaceuticals, Inc. (a)	161,438
7,804	IVERIC bio, Inc. (a)	189,871
813	Karuna Therapeutics, Inc. (a)	147,673
8,405	Moderna, Inc. (a)	1,290,840
1,875	Neurocrine Biosciences, Inc. (a)	189,788
1,325	Prometheus Biosciences, Inc. (a)	142,199
2,909	Prothena Corp. PLC (a)	140,999
3,713	PTC Therapeutics, Inc. (a)	179,858
1,535	Regeneron Pharmaceuticals, Inc. (a)	1,261,263
20,046	Roivant Sciences Ltd. (a)	147,940
1,328	Sarepta Therapeutics, Inc. (a)	183,038
903	Seagen, Inc. (a)	182,830
2,685	United Therapeutics Corp. (a)	601,333
3,958	Vaxcyte, Inc. (a)	148,346
4,019	Vertex Pharmaceuticals, Inc. (a)	1,266,266
7,113	Vir Biotechnology, Inc. (a)	165,520
		14,441,220
	Health Care Equipment & Supplies – 0.4%
2,107	Novocure Ltd. (a)	126,715
	Health Care Providers & Services – 3.6%
15,411	Cardinal Health, Inc.	1,163,530
	Life Sciences Tools & Services – 3.5%
2,421	Charles River Laboratories International, Inc. (a)	488,606
1,846	Medpace Holdings, Inc. (a)	347,141
8,600	Syneos Health, Inc. (a)	306,332
		1,142,079
	Pharmaceuticals – 48.2%
2,379	Axsome Therapeutics, Inc. (a)	146,737
33,840	Bristol-Myers Squibb Co.	2,345,450
4,113	Catalent, Inc. (a)	270,265
14,139	Elanco Animal Health, Inc. (a)	132,907
Shares	Description	Value

	Pharmaceuticals (Continued)
3,749	Eli Lilly & Co.	$1,287,482
3,683	Harmony Biosciences Holdings, Inc. (a)	120,250
7,241	Jazz Pharmaceuticals PLC (a)	1,059,576
15,226	Johnson & Johnson	2,360,030
21,965	Merck & Co., Inc.	2,336,856
30,293	Organon & Co.	712,491
6,587	Perrigo Co. PLC	236,276
57,519	Pfizer, Inc.	2,346,775
3,548	Prestige Consumer Healthcare, Inc. (a)	222,211
102,348	Viatris, Inc.	984,588
6,987	Zoetis, Inc.	1,162,916
		15,724,810
	Total Investments – 99.9%	32,598,354
	(Cost $32,505,824)
	Net Other Assets and Liabilities – 0.1%	41,349
	Net Assets – 100.0%	$32,639,703

(a)	Non-income producing security.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 3/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 32,598,354	$ 32,598,354	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust S-Network E-Commerce ETF (ISHP)
Portfolio of Investments
March 31, 2023
Shares	Description	Value
COMMON STOCKS – 97.6%
	Air Freight & Logistics – 7.2%
2,111	Deutsche Post AG (a)	$98,870
452	FedEx Corp.	103,278
474	United Parcel Service, Inc., Class B	91,951
3,047	ZTO Express Cayman, Inc., ADR (b)	87,327
		381,426
	Banks – 1.4%
3,901	KakoaBank Corp. (a)	72,910
	Broadline Retail – 15.4%
766	Alibaba Group Holding Ltd., ADR (b)	78,270
909	Amazon.com, Inc. (b)	93,891
5,124	Coupang, Inc. (b)	81,984
1,866	eBay, Inc.	82,794
658	Etsy, Inc. (b)	73,255
1,372	JD.com, Inc., ADR	60,217
85	MercadoLibre, Inc. (b)	112,035
444	Naspers Ltd., Class N (a)	82,271
927	PDD Holdings, Inc., ADR (b)	70,359
1,066	Prosus N.V. (a)	83,472
		818,548
	Commercial Services & Supplies – 1.9%
1,385	Copart, Inc. (b)	104,166
	Consumer Staples Distribution & Retail – 4.3%
92,000	Alibaba Health Information Technology Ltd. (a) (b)	66,352
10,106	JD Health International, Inc. (a) (b) (c) (d)	74,936
598	Walmart, Inc.	88,175
		229,463
	Financial Services – 9.8%
61	Adyen N.V. (a) (b) (c) (d)	97,199
1,251	Fidelity National Information Services, Inc.	67,967
846	Fiserv, Inc. (b)	95,623
445	FleetCor Technologies, Inc. (b)	93,828
800	Global Payments, Inc.	84,192
1,086	PayPal Holdings, Inc. (b)	82,471
		521,280
	Ground Transportation – 1.8%
2,984	Uber Technologies, Inc. (b)	94,593
	Hotels, Restaurants & Leisure – 11.5%
880	Airbnb, Inc., Class A (b)	109,472
38	Booking Holdings, Inc. (b)	100,792
1,604	Delivery Hero SE (a) (b) (c) (d)	54,720
Shares	Description	Value

	Hotels, Restaurants & Leisure (Continued)
1,665	DoorDash, Inc., Class A (b)	$105,827
841	Expedia Group, Inc. (b)	81,602
3,907	Meituan, Class B (a) (b) (c) (d)	70,882
2,343	Trip.com Group Ltd., ADR (b)	88,261
		611,556
	Interactive Media & Services – 24.8%
951	Alphabet, Inc., Class A (b)	98,647
12,901	Auto Trader Group PLC (a) (c) (d)	98,405
635	Baidu, Inc., ADR (b)	95,834
5,715	carsales.com Ltd. (a)	85,411
9,200	Kuaishou Technology (a) (b) (c) (d)	70,742
634	Meta Platforms, Inc., Class A (b)	134,370
555	NAVER Corp. (a)	86,963
3,277	Pinterest, Inc., Class A (b)	89,364
1,078	REA Group Ltd. (a)	100,516
13,062	Rightmove PLC (a)	90,920
5,600	SEEK Ltd. (a)	90,525
8,987	Snap, Inc., Class A (b)	100,744
4,328	Weibo Corp., ADR (b)	86,820
6,796	Yandex N.V., Class A (a) (b) (e) (f)	0
32,800	Z Holdings Corp. (a)	93,003
		1,322,264
	IT Services – 2.1%
2,357	Shopify, Inc., Class A (b)	112,995
	Marine Transportation – 3.2%
41	AP Moller - Maersk A.S., Class B (a)	74,526
84,500	COSCO SHIPPING Holdings Co., Ltd., Class H (a)	95,263
		169,789
	Professional Services – 1.4%
1,079	CoStar Group, Inc. (b)	74,289
	Real Estate Management & Development – 3.3%
4,601	KE Holdings, Inc., ADR (b)	86,683
2,004	Zillow Group, Inc., Class C (b)	89,118
		175,801
	Specialty Retail – 5.9%
1,003	Best Buy Co., Inc.	78,505
1,295	CarMax, Inc. (b)	83,243
1,980	Chewy, Inc., Class A (b)	74,012
1,914	Zalando SE (a) (b) (c) (d)	80,217
		315,977

See Notes to Financial Statements

First Trust S-Network E-Commerce ETF (ISHP)
Portfolio of Investments (Continued)
March 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Textiles, Apparel & Luxury Goods – 1.9%
275	Lululemon Athletica, Inc. (b)	$100,152
	Wireless Telecommunication Services – 1.7%
27,243	Taiwan Mobile Co., Ltd. (a)	90,394
	Total Common Stocks	5,195,603
	(Cost $6,137,705)
REAL ESTATE INVESTMENT TRUSTS – 1.6%
	Industrial REITs – 1.6%
709	Prologis, Inc.	88,462
	(Cost $108,155)
	Total Investments – 99.2%	5,284,065
	(Cost $6,245,860)
	Net Other Assets and Liabilities – 0.8%	40,163
	Net Assets – 100.0%	$5,324,228

(a)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At March 31, 2023, securities noted as such are valued at $1,758,497 or 33.0% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(b)	Non-income producing security.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(d)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(e)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(f)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).

ADR	American Depositary Receipt
Currency Exposure Diversification	% of Total Investments
United States Dollar	66.7%
Euro	7.8
Hong Kong Dollar	7.2
Australian Dollar	5.2
British Pound Sterling	3.6
South Korean Won	3.0
Japanese Yen	1.8
New Taiwan Dollar	1.7
South African Rand	1.6
Danish Krone	1.4
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 3/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Air Freight & Logistics	$ 381,426	$ 282,556	$ 98,870	$ —
Banks	72,910	—	72,910	—
Broadline Retail	818,548	652,805	165,743	—
Consumer Staples Distribution & Retail	229,463	88,175	141,288	—
Financial Services	521,280	424,081	97,199	—
Hotels, Restaurants & Leisure	611,556	485,954	125,602	—
Interactive Media & Services	1,322,264	605,779	716,485	—**
Marine Transportation	169,789	—	169,789	—
Specialty Retail	315,977	235,760	80,217	—
Wireless Telecommunication Services	90,394	—	90,394	—
Other Industry Categories*	661,996	661,996	—	—
Real Estate Investment Trusts*	88,462	88,462	—	—
Total Investments	$ 5,284,065	$ 3,525,568	$ 1,758,497	$—**

*	See Portfolio of Investments for industry breakout.
**	Investment is valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. The Level 3 investments values are based on unobservable and non-quantitative inputs.

See Notes to Financial Statements

First Trust Nasdaq Semiconductor ETF (FTXL)
Portfolio of Investments
March 31, 2023
Shares	Description	Value
COMMON STOCKS – 99.8%
	Electronic Equipment, Instruments & Components – 4.2%
77,179	Advanced Energy Industries, Inc.	$7,563,542
102,171	Avnet, Inc.	4,618,129
63,145	IPG Photonics Corp. (a)	7,786,410
961,048	Vishay Intertechnology, Inc.	21,738,906
		41,706,987
	Semiconductors & Semiconductor Equipment – 95.6%
128,417	Allegro MicroSystems, Inc. (a)	6,162,732
1,405,440	Amkor Technology, Inc.	36,569,549
197,334	Analog Devices, Inc.	38,918,212
311,709	Applied Materials, Inc.	38,287,216
65,891	Axcelis Technologies, Inc. (a)	8,779,976
121,715	Broadcom, Inc.	78,085,041
203,132	Cirrus Logic, Inc. (a)	22,218,578
169,878	Diodes, Inc. (a)	15,757,883
2,904,509	Intel Corp.	94,890,309
95,460	KLA Corp.	38,104,768
74,430	Lam Research Corp.	39,456,832
101,251	Lattice Semiconductor Corp. (a)	9,669,471
91,786	MACOM Technology Solutions Holdings, Inc. (a)	6,502,120
446,822	Microchip Technology, Inc.	37,434,747
1,252,327	Micron Technology, Inc.	75,565,411
14,012	Monolithic Power Systems, Inc.	7,013,566
155,867	NVIDIA Corp.	43,295,177
202,828	NXP Semiconductors N.V.	37,822,351
467,582	ON Semiconductor Corp. (a)	38,491,350
60,709	Onto Innovation, Inc. (a)	5,335,107
102,492	Power Integrations, Inc.	8,674,923
358,967	Qorvo, Inc. (a)	36,460,278
586,203	QUALCOMM, Inc.	74,787,779
25,615	Silicon Laboratories, Inc. (a)	4,484,930
324,517	Skyworks Solutions, Inc.	38,286,516
227,530	Teradyne, Inc.	24,461,750
422,412	Texas Instruments, Inc.	78,572,856
		944,089,428
	Total Investments – 99.8%	985,796,415
	(Cost $945,362,146)
	Net Other Assets and Liabilities – 0.2%	2,299,635
	Net Assets – 100.0%	$988,096,050

(a)	Non-income producing security.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 3/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 985,796,415	$ 985,796,415	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Nasdaq Transportation ETF (FTXR)
Portfolio of Investments
March 31, 2023
Shares	Description	Value
COMMON STOCKS – 99.9%
	Air Freight & Logistics – 23.6%
9,818	CH Robinson Worldwide, Inc.	$975,615
12,287	Expeditors International of Washington, Inc.	1,353,044
18,897	FedEx Corp.	4,317,776
2,361	Forward Air Corp.	254,421
2,998	Hub Group, Inc., Class A (a)	251,652
21,044	United Parcel Service, Inc., Class B	4,082,326
		11,234,834
	Automobile Components – 6.1%
6,317	Aptiv PLC (a)	708,704
19,387	BorgWarner, Inc.	952,096
2,618	Dorman Products, Inc. (a)	225,829
8,530	Gentex Corp.	239,096
4,097	Lear Corp.	571,490
1,457	Visteon Corp. (a)	228,501
		2,925,716
	Automobiles – 15.7%
99,127	General Motors Co.	3,635,978
18,669	Tesla, Inc. (a)	3,873,071
		7,509,049
	Construction & Engineering – 0.9%
8,708	WillScot Mobile Mini Holdings Corp. (a)	408,231
	Distributors – 3.3%
5,041	Genuine Parts Co.	843,410
13,257	LKQ Corp.	752,467
		1,595,877
	Ground Transportation – 27.5%
62,974	CSX Corp.	1,885,442
5,966	JB Hunt Transport Services, Inc.	1,046,794
15,809	Knight-Swift Transportation Holdings, Inc.	894,473
2,112	Landstar System, Inc.	378,597
8,541	Norfolk Southern Corp.	1,810,692
3,075	Old Dominion Freight Line, Inc.	1,048,083
14,395	Ryder System, Inc.	1,284,610
1,085	Saia, Inc. (a)	295,207
18,527	Union Pacific Corp.	3,728,744
5,903	Werner Enterprises, Inc.	268,527
14,292	XPO, Inc. (a)	455,915
		13,097,084
	Machinery – 6.6%
8,369	Allison Transmission Holdings, Inc.	378,614
Shares	Description	Value

	Machinery (Continued)
4,616	Federal Signal Corp.	$250,233
25,885	PACCAR, Inc.	1,894,782
5,976	Westinghouse Air Brake Technologies Corp.	603,934
		3,127,563
	Passenger Airlines – 9.6%
81,604	American Airlines Group, Inc. (a)	1,203,659
50,079	Delta Air Lines, Inc. (a)	1,748,759
36,952	United Airlines Holdings, Inc. (a)	1,635,126
		4,587,544
	Trading Companies & Distributors – 6.6%
3,881	Herc Holdings, Inc.	442,046
16,897	Triton International Ltd.	1,068,228
4,098	United Rentals, Inc.	1,621,825
		3,132,099
	Total Investments – 99.9%	47,617,997
	(Cost $50,036,810)
	Net Other Assets and Liabilities – 0.1%	47,311
	Net Assets – 100.0%	$47,665,308

(a)	Non-income producing security.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 3/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 47,617,997	$ 47,617,997	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust S-Network Streaming & Gaming ETF (BNGE)
Portfolio of Investments
March 31, 2023
Shares	Description	Value
COMMON STOCKS (a) – 99.5%
	Australia – 2.6%
3,706	Aristocrat Leisure Ltd. (b)	$92,659
25,027	Tabcorp Holdings Ltd. (b)	16,687
		109,346
	Cayman Islands – 19.0%
2,004	Bilibili, Inc., ADR (c) (d)	47,094
1,889	Hello Group, Inc., ADR	17,190
5,077	iQIYI, Inc., ADR (d)	36,961
4,774	JOYY, Inc., ADR	148,853
13,775	Kuaishou Technology (b) (d) (e) (f)	105,921
2,014	NetEase, Inc., ADR	178,118
3,671	Tencent Holdings Ltd. (b)	179,399
10,636	Tencent Music Entertainment Group, ADR (d)	88,066
		801,602
	Greece – 0.5%
1,338	OPAP S.A. (b)	21,460
	Ireland – 4.6%
1,084	Flutter Entertainment PLC (b) (d)	195,599
	Isle Of Man (U.K.) – 1.3%
3,673	Entain PLC (b)	57,042
	Japan – 9.8%
2,861	Nexon Co., Ltd. (b)	68,317
4,090	Nintendo Co., Ltd. (b)	158,862
2,023	Sony Group Corp. (b)	184,262
		411,441
	Luxembourg – 2.7%
837	Spotify Technology S.A. (d)	111,840
	Malta – 0.5%
1,717	Kindred Group PLC, SDR (b)	19,227
	South Korea – 0.5%
302	AfreecaTV Co., Ltd. (b)	19,849
	Sweden – 4.1%
1,132	Evolution AB (b) (e) (f)	151,664
896	Viaplay Group AB (b) (d)	22,905
		174,569
	United States – 53.9%
2,233	Activision Blizzard, Inc.	191,122
2,426	Advanced Micro Devices, Inc. (d)	237,772
893	Bally’s Corp. (d)	17,431
2,431	Draftkings, Inc., Class A (d)	47,064
1,359	Electronic Arts, Inc.	163,692
9,131	fuboTV, Inc. (d)	11,049
1,633	GameStop Corp., Class A (c) (d)	37,592
2,562	iHeartMedia, Inc., Class A (d)	9,992
Shares	Description	Value

	United States (Continued)
5,670	Intel Corp.	$185,239
587	Light & Wonder, Inc. (d)	35,249
2,011	MGM Resorts International	89,329
520	Netflix, Inc. (d)	179,650
1,040	NVIDIA Corp.	288,881
975	Penn Entertainment, Inc. (d)	28,918
2,661	ROBLOX Corp., Class A (d)	119,692
770	Roku, Inc. (d)	50,681
4,512	Rush Street Interactive, Inc. (d)	14,032
981	Take-Two Interactive Software, Inc. (d)	117,033
1,613	Unity Software, Inc. (d)	52,326
1,721	Walt Disney (The) Co. (d)	172,324
13,061	Warner Bros Discovery, Inc. (d)	197,221
1,926	Xperi, Inc.	21,051
		2,267,340
	Total Common Stocks	4,189,315
	(Cost $4,213,648)
WARRANTS (a) – 0.0%
	Australia – 0.0%
339	PointsBet Holdings Ltd., expiring 7/28/24 (b) (d) (g)	0
	(Cost $0)
MONEY MARKET FUNDS – 1.7%
71,857	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 4.69% (h) (i)	71,857
	(Cost $71,857)
Principal Value	Description	Value
REPURCHASE AGREEMENTS – 0.3%
$11,568	BNP Paribas, 4.74% (h), dated 03/31/23, due 04/03/23 with a maturity value of $11,572. Collateralized by U.S. Treasury Securities, interest rates of 1.50% to 2.125%, due 05/15/2025 to 11/30/2028. The value of the collateral including accrued interest is 11,835. (i)	11,568
	(Cost $11,568)
	Total Investments – 101.5%	4,272,740
	(Cost $4,297,073)
	Net Other Assets and Liabilities – (1.5)%	(63,174)
	Net Assets – 100.0%	$4,209,566

See Notes to Financial Statements

First Trust S-Network Streaming & Gaming ETF (BNGE)
Portfolio of Investments (Continued)
March 31, 2023
(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At March 31, 2023, securities noted as such are valued at $1,293,853 or 30.7% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(c)	All or a portion of this security is on loan (See Note 2E - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $79,180 and the total value of the collateral held by the Fund is $83,425.
(d)	Non-income producing security.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(f)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(g)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(h)	Rate shown reflects yield as of March 31, 2023.
(i)	This security serves as collateral for securities on loan.

ADR	American Depositary Receipt
SDR	Swedish Depositary Receipt

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2D – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:
Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$79,180
Non-cash Collateral (2)	(79,180)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At March 31, 2023, the value of the collateral received from each borrower exceeded the value of the related securites loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:
Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities (3)	$11,568
Non-cash Collateral (4)	(11,568)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At March 31, 2023, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

Currency Exposure Diversification	% of Total Investments
United States Dollar	69.7%
Japanese Yen	9.6
Hong Kong Dollar	6.7
British Pound Sterling	5.9
Swedish Krona	4.5
Australian Dollar	2.6
Euro	0.5
South Korean Won	0.5
Total	100.0%

See Notes to Financial Statements

First Trust S-Network Streaming & Gaming ETF (BNGE)
Portfolio of Investments (Continued)
March 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 3/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Cayman Islands	$ 801,602	$ 516,282	$ 285,320	$ —
Luxembourg	111,840	111,840	—	—
United States	2,267,340	2,267,340	—	—
Other Country Categories*	1,008,533	—	1,008,533	—
Warrants*	—**	—	—**	—
Money Market Funds	71,857	71,857	—	—
Repurchase Agreements	11,568	—	11,568	—
Total Investments	$ 4,272,740	$ 2,967,319	$ 1,305,421	$—

*	See Portfolio of Investments for country breakout.
**	Investment is valued at $0.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Assets and Liabilities
March 31, 2023
	First Trust Nasdaq Bank ETF (FTXO)	First Trust Nasdaq Food & Beverage ETF (FTXG)	First Trust Nasdaq Oil & Gas ETF (FTXN)
ASSETS:
Investments, at value	$ 164,165,066	$ 983,471,940	$ 314,051,561
Cash	76,277	341,165	434,206
Foreign currency	—	—	—
Due from authorized participant	—	—	242,635,773
Receivables:
Fund shares sold	—	4,030,886	1,350,154
Dividends	574,981	1,045,983	445,275
Dividend reclaims	—	—	—
Securities lending income	—	—	—
Investment securities sold	5,252,136	1,336,802	4,011,137
Miscellaneous	—	—	229,350
Total Assets	170,068,460	990,226,776	563,157,456
LIABILITIES:
Payables:
Investment securities purchased	—	4,027,935	1,347,180
Investment advisory fees	94,536	521,643	563,893
Collateral for securities on loan	—	—	—
Fund shares redeemed	5,265,900	1,337,764	246,650,145
Total Liabilities	5,360,436	5,887,342	248,561,218
NET ASSETS	$164,708,024	$984,339,434	$314,596,238
NET ASSETS consist of:
Paid-in capital	$ 344,117,195	$ 1,034,664,153	$ 410,543,839
Par value	77,500	365,500	116,500
Accumulated distributable earnings (loss)	(179,486,671)	(50,690,219)	(96,064,101)
NET ASSETS	$164,708,024	$984,339,434	$314,596,238
NET ASSET VALUE, per share	$21.25	$26.93	$27.00
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	7,750,002	36,550,002	11,650,002
Investments, at cost	$194,286,325	$968,528,695	$309,207,818
Foreign currency, at cost (proceeds)	$—	$—	$—
Securities on loan, at value	$—	$—	$—

See Notes to Financial Statements

First Trust Nasdaq Pharmaceuticals ETF (FTXH)	First Trust S-Network E-Commerce ETF (ISHP)	First Trust Nasdaq Semiconductor ETF (FTXL)	First Trust Nasdaq Transportation ETF (FTXR)	First Trust S-Network Streaming & Gaming ETF (BNGE)

$ 32,598,354	$ 5,284,065	$ 985,796,415	$ 47,617,997	$ 4,272,740
30,351	5,451	2,023,674	28,299	10,757
—	19,111	—	—	—
—	—	—	—	—

—	—	—	—	—
28,901	9,411	53,791	26,858	5,371
286	8,788	—	79	354
—	—	—	18,852	149
—	—	3,232,090	—	8,344
—	—	342,265	—	—
32,657,892	5,326,826	991,448,235	47,692,085	4,297,715

—	—	—	—	2,377
18,189	2,598	112,533	26,777	2,347
—	—	—	—	83,425
—	—	3,239,652	—	—
18,189	2,598	3,352,185	26,777	88,149
$ 32,639,703	$ 5,324,228	$ 988,096,050	$ 47,665,308	$ 4,209,566

$ 37,818,562	$ 11,336,914	$ 968,156,049	$ 111,954,016	$ 4,614,814
12,500	2,000	152,500	17,500	2,000
(5,191,359)	(6,014,686)	19,787,501	(64,306,208)	(407,248)
$ 32,639,703	$ 5,324,228	$ 988,096,050	$ 47,665,308	$ 4,209,566
$26.11	$26.62	$64.79	$27.24	$21.05
1,250,002	200,002	15,250,002	1,750,002	200,002
$32,505,824	$6,245,860	$945,362,146	$50,036,810	$4,297,073
$—	$19,146	$—	$—	$—
$—	$—	$—	$—	$79,180
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Operations
For the Year Ended March 31, 2023
	First Trust Nasdaq Bank ETF (FTXO)	First Trust Nasdaq Food & Beverage ETF (FTXG)	First Trust Nasdaq Oil & Gas ETF (FTXN)
INVESTMENT INCOME:
Dividends	$ 7,917,357	$ 19,320,693	$ 36,677,003
Interest	8,412	26,560	40,458
Securities lending income (net of fees)	—	—	—
Foreign withholding tax	(52,336)	—	—
Other	—	—	—
Total investment income	7,873,433	19,347,253	36,717,461
EXPENSES:
Investment advisory fees	1,405,400	5,021,610	7,013,809
Total expenses	1,405,400	5,021,610	7,013,809
NET INVESTMENT INCOME (LOSS)	6,468,033	14,325,643	29,703,652
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(69,162,767)	(70,568,399)	(128,492,612)
In-kind redemptions	267,718	14,210,368	213,604,191
Foreign currency transactions	—	—	—
Net realized gain (loss)	(68,895,049)	(56,358,031)	85,111,579
Net change in unrealized appreciation (depreciation) on:
Investments	(24,928,953)	14,148,675	(160,545,326)
Foreign currency translation	—	—	—
Net change in unrealized appreciation (depreciation)	(24,928,953)	14,148,675	(160,545,326)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(93,824,002)	(42,209,356)	(75,433,747)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(87,355,969)	$(27,883,713)	$(45,730,095)

See Notes to Financial Statements

First Trust Nasdaq Pharmaceuticals ETF (FTXH)	First Trust S-Network E-Commerce ETF (ISHP)	First Trust Nasdaq Semiconductor ETF (FTXL)	First Trust Nasdaq Transportation ETF (FTXR)	First Trust S-Network Streaming & Gaming ETF (BNGE)

$708,752	$65,572	$1,314,577	$1,585,755	$29,871
1,159	720	3,725	2,364	—
—	—	—	319,005	1,106
—	(7,262)	(10,478)	—	(957)
—	154	—	—	6
709,911	59,184	1,307,824	1,907,124	30,026

212,943	43,089	566,621	567,449	24,152
212,943	43,089	566,621	567,449	24,152
496,968	16,095	741,203	1,339,675	5,874

(3,427,408)	(1,821,734)	(15,068,450)	(25,263,128)	(379,392)
4,266,164	(2,213,337)	7,202,562	(24,343,883)	—
—	(222)	—	—	274
838,756	(4,035,293)	(7,865,888)	(49,607,011)	(379,118)

(1,491,531)	886,232	39,410,046	10,350,564	146,392
—	(177)	—	—	(14)
(1,491,531)	886,055	39,410,046	10,350,564	146,378
(652,775)	(3,149,238)	31,544,158	(39,256,447)	(232,740)
$(155,807)	$(3,133,143)	$32,285,361	$(37,916,772)	$(226,866)
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Changes in Net Assets
	First Trust Nasdaq Bank ETF (FTXO)		First Trust Nasdaq Food & Beverage ETF (FTXG)
	Year Ended 3/31/2023	Year Ended 3/31/2022	Year Ended 3/31/2023	Year Ended 3/31/2022
OPERATIONS:
Net investment income (loss)	$ 6,468,033	$ 5,262,818	$ 14,325,643	$ 109,767
Net realized gain (loss)	(68,895,049)	(1,019,467)	(56,358,031)	(349,011)
Net change in unrealized appreciation (depreciation)	(24,928,953)	(11,467,228)	14,148,675	692,861
Net increase (decrease) in net assets resulting from operations	(87,355,969)	(7,223,877)	(27,883,713)	453,617
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(6,261,407)	(5,155,141)	(13,322,256)	(116,496)
Return of capital	—	—	—	—
Total distributions to shareholders	(6,261,407)	(5,155,141)	(13,322,256)	(116,496)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	38,456,834	231,246,175	1,447,529,232	9,224,482
Cost of shares redeemed	(142,068,023)	(84,224,058)	(432,794,312)	(3,884,145)
Net increase (decrease) in net assets resulting from shareholder transactions	(103,611,189)	147,022,117	1,014,734,920	5,340,337
Total increase (decrease) in net assets	(197,228,565)	134,643,099	973,528,951	5,677,458
NET ASSETS:
Beginning of period	361,936,589	227,293,490	10,810,483	5,133,025
End of period	$164,708,024	$361,936,589	$984,339,434	$10,810,483
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	11,400,002	7,300,002	400,002	200,002
Shares sold	1,400,000	6,750,000	52,250,000	350,000
Shares redeemed	(5,050,000)	(2,650,000)	(16,100,000)	(150,000)
Shares outstanding, end of period	7,750,002	11,400,002	36,550,002	400,002

See Notes to Financial Statements

First Trust Nasdaq Oil & Gas ETF (FTXN)		First Trust Nasdaq Pharmaceuticals ETF (FTXH)		First Trust S-Network E-Commerce ETF (ISHP)
Year Ended 3/31/2023	Year Ended 3/31/2022	Year Ended 3/31/2023	Year Ended 3/31/2022	Year Ended 3/31/2023	Year Ended 3/31/2022

$ 29,703,652	$ 6,902,387	$ 496,968	$ 185,875	$ 16,095	$ 174,149
85,111,579	170,957,349	838,756	387,327	(4,035,293)	359,766
(160,545,326)	162,037,630	(1,491,531)	444,270	886,055	(2,624,610)
(45,730,095)	339,897,366	(155,807)	1,017,472	(3,133,143)	(2,090,695)

(27,976,256)	(6,320,716)	(500,150)	(176,100)	(39,201)	(143,821)
—	—	—	—	—	—
(27,976,256)	(6,320,716)	(500,150)	(176,100)	(39,201)	(143,821)

1,343,270,023	1,655,064,859	50,373,967	2,582,284	—	36,521,440
(2,102,598,406)	(877,458,299)	(34,389,637)	(5,245,253)	(10,089,830)	(25,144,637)
(759,328,383)	777,606,560	15,984,330	(2,662,969)	(10,089,830)	11,376,803
(833,034,734)	1,111,183,210	15,328,373	(1,821,597)	(13,262,174)	9,142,287

1,147,630,972	36,447,762	17,311,330	19,132,927	18,586,402	9,444,115
$314,596,238	$1,147,630,972	$32,639,703	$17,311,330	$5,324,228	$18,586,402

43,350,002	2,350,002	650,002	750,002	600,002	300,002
50,450,000	76,750,000	1,900,000	100,000	—	1,050,000
(82,150,000)	(35,750,000)	(1,300,000)	(200,000)	(400,000)	(750,000)
11,650,002	43,350,002	1,250,002	650,002	200,002	600,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Changes in Net Assets (Continued)
	First Trust Nasdaq Semiconductor ETF (FTXL)		First Trust Nasdaq Transportation ETF (FTXR)
	Year Ended 3/31/2023	Year Ended 3/31/2022	Year Ended 3/31/2023	Year Ended 3/31/2022
OPERATIONS:
Net investment income (loss)	$ 741,203	$ 361,146	$ 1,339,675	$ 10,254,406
Net realized gain (loss)	(7,865,888)	14,839,706	(49,607,011)	18,134,255
Net change in unrealized appreciation (depreciation)	39,410,046	(11,810,521)	10,350,564	(109,717,327)
Net increase (decrease) in net assets resulting from operations	32,285,361	3,390,331	(37,916,772)	(81,328,666)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(931,111)	(338,211)	(1,511,736)	(10,039,966)
Return of capital	—	—	—	—
Total distributions to shareholders	(931,111)	(338,211)	(1,511,736)	(10,039,966)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	903,564,157	93,443,236	2,951,382	720,128,082
Cost of shares redeemed	(55,273,060)	(72,200,805)	(196,699,292)	(1,419,772,038)
Net increase (decrease) in net assets resulting from shareholder transactions	848,291,097	21,242,431	(193,747,910)	(699,643,956)
Total increase (decrease) in net assets	879,645,347	24,294,551	(233,176,418)	(791,012,588)
NET ASSETS:
Beginning of period	108,450,703	84,156,152	280,841,726	1,071,854,314
End of period	$988,096,050	$108,450,703	$47,665,308	$280,841,726
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	1,550,002	1,300,002	8,700,002	32,600,002
Shares sold	14,600,000	1,300,000	100,000	22,150,000
Shares redeemed	(900,000)	(1,050,000)	(7,050,000)	(46,050,000)
Shares outstanding, end of period	15,250,002	1,550,002	1,750,002	8,700,002

(a)	Inception date is January 25, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

See Notes to Financial Statements

First Trust S-Network Streaming & Gaming ETF (BNGE)
Year Ended 3/31/2023	Period Ended 3/31/2022 (a)

$ 5,874	$ 2,572
(379,118)	91
146,378	(170,718)
(226,866)	(168,055)

(11,922)	(405)
(3,048)	—
(14,970)	(405)

959,545	3,660,317
—	—
959,545	3,660,317
717,709	3,491,857

3,491,857	—
$ 4,209,566	$ 3,491,857

150,002	—
50,000	150,002
—	—
200,002	150,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights
For a share outstanding throughout each period
First Trust Nasdaq Bank ETF (FTXO)
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 31.75	$ 31.14	$ 15.64	$ 24.41	$ 29.50
Income from investment operations:
Net investment income (loss)	0.83	0.61	0.59 (a)	0.73	0.84
Net realized and unrealized gain (loss)	(10.54)	0.61 (b)	15.50	(8.77)	(5.14)
Total from investment operations	(9.71)	1.22	16.09	(8.04)	(4.30)
Distributions paid to shareholders from:
Net investment income	(0.79)	(0.61)	(0.59)	(0.73)	(0.79)
Net asset value, end of period	$21.25	$31.75	$31.14	$15.64	$24.41
Total return (c)	(30.94)%	3.89%	105.13%	(33.93)%	(14.49)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 164,708	$ 361,937	$ 227,293	$ 58,658	$ 168,447
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	2.76%	1.91%	2.65%	2.69%	1.83%
Portfolio turnover rate (d)	69%	78%	176%	59%	87%

(a)	Based on average shares outstanding.
(b)	The per share amount does not correlate with the aggregate realized and unrealized gain (loss) due to the timing of the Fund share sales and repurchases in relation to market value fluctuation of the underlying investments.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Nasdaq Food & Beverage ETF (FTXG)
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 27.03	$ 25.66	$ 17.28	$ 20.06	$ 19.71
Income from investment operations:
Net investment income (loss)	0.41	0.41	0.32	0.27	0.27
Net realized and unrealized gain (loss)	(0.13)	1.39	8.38	(2.77)	0.33
Total from investment operations	0.28	1.80	8.70	(2.50)	0.60
Distributions paid to shareholders from:
Net investment income	(0.38)	(0.43)	(0.32)	(0.28)	(0.25)
Net asset value, end of period	$26.93	$27.03	$25.66	$17.28	$20.06
Total return (a)	1.10%	7.13%	50.65%	(12.69)%	3.13%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 984,339	$ 10,810	$ 5,133	$ 2,592	$ 2,006
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	1.71%	1.61%	1.44%	1.58%	1.55%
Portfolio turnover rate (b)	78%	77%	131%	59%	108%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Nasdaq Oil & Gas ETF (FTXN)
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 26.47	$ 15.51	$ 8.10	$ 18.91	$ 19.95
Income from investment operations:
Net investment income (loss)	0.69 (a)	0.31	0.22	0.31	0.41
Net realized and unrealized gain (loss)	0.50 (b)	10.96	7.39	(10.79)	(1.06)
Total from investment operations	1.19	11.27	7.61	(10.48)	(0.65)
Distributions paid to shareholders from:
Net investment income	(0.66)	(0.31)	(0.20)	(0.32)	(0.39)
Return of capital	—	—	—	(0.01)	—
Total distributions	(0.66)	(0.31)	(0.20)	(0.33)	(0.39)
Net asset value, end of period	$27.00	$26.47	$15.51	$8.10	$18.91
Total return (c)	4.66%	73.19%	95.16%	(56.26)%	(3.27)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 314,596	$ 1,147,631	$ 36,448	$ 6,885	$ 12,294
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	2.54%	1.87%	2.01%	2.14%	1.69%
Portfolio turnover rate (d)	100%	139%	136%	76%	126%

(a)	Based on average shares outstanding.
(b)	The per share amount does not correlate with the aggregate realized and unrealized gain (loss) due to the timing of the Fund share sales and repurchases in relation to market value fluctuation of the underlying investments.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Nasdaq Pharmaceuticals ETF (FTXH)
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 26.63	$ 25.51	$ 19.36	$ 21.50	$ 21.14
Income from investment operations:
Net investment income (loss)	0.33	0.27	0.24	0.18	0.13
Net realized and unrealized gain (loss)	(0.50)	1.10	6.14	(2.13)	0.35
Total from investment operations	(0.17)	1.37	6.38	(1.95)	0.48
Distributions paid to shareholders from:
Net investment income	(0.35)	(0.25)	(0.23)	(0.19)	(0.12)
Net asset value, end of period	$26.11	$26.63	$25.51	$19.36	$21.50
Total return (a)	(0.61)%	5.39%	33.00%	(9.13)%	2.30%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 32,640	$ 17,311	$ 19,133	$ 5,810	$ 5,376
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	1.39%	0.97%	1.07%	0.85%	0.69%
Portfolio turnover rate (b)	76%	77%	83%	42%	107%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust S-Network E-Commerce ETF (ISHP)
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 30.98	$ 31.48	$ 18.10	$ 22.34	$ 20.86
Income from investment operations:
Net investment income (loss)	0.06 (a)	0.26	0.19	0.27	0.21
Net realized and unrealized gain (loss)	(4.28)	(0.54)	13.39	(4.22)	1.45
Total from investment operations	(4.22)	(0.28)	13.58	(3.95)	1.66
Distributions paid to shareholders from:
Net investment income	(0.14)	(0.22)	(0.20)	(0.29)	(0.18)
Net asset value, end of period	$26.62	$30.98	$31.48	$18.10	$22.34
Total return (b)	(13.57)%	(0.94)%	75.23%	(17.90)%	7.98%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 5,324	$ 18,586	$ 9,444	$ 3,619	$ 8,934
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	0.23%	0.91%	0.70%	1.11%	1.41%
Portfolio turnover rate (c)	95%	213%	114%	65%	127%

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Nasdaq Semiconductor ETF (FTXL)
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 69.97	$ 64.74	$ 33.00	$ 31.83	$ 32.58
Income from investment operations:
Net investment income (loss)	0.46	0.27	0.23	0.38	0.25
Net realized and unrealized gain (loss)	(5.14) (a)	5.22	31.75	1.18	(0.79)
Total from investment operations	(4.68)	5.49	31.98	1.56	(0.54)
Distributions paid to shareholders from:
Net investment income	(0.50)	(0.26)	(0.24)	(0.39)	(0.21)
Net asset value, end of period	$64.79	$69.97	$64.74	$33.00	$31.83
Total return (b)	(6.54)%	8.46%	97.11%	4.82%	(1.62)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 988,096	$ 108,451	$ 84,156	$ 31,353	$ 30,242
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	0.78%	0.40%	0.45%	1.00%	0.78%
Portfolio turnover rate (c)	46%	58%	113%	64%	94%

(a)	The per share amount does not correlate with the aggregate realized and unrealized gain (loss) due to the timing of the Fund share sales and repurchases in relation to market value fluctuation of the underlying investments.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Nasdaq Transportation ETF (FTXR)
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 32.28	$ 32.88	$ 15.11	$ 23.33	$ 24.93
Income from investment operations:
Net investment income (loss)	0.56	0.45	0.04	0.30	0.35
Net realized and unrealized gain (loss)	(5.04)	(0.62)	17.79	(8.22)	(1.62)
Total from investment operations	(4.48)	(0.17)	17.83	(7.92)	(1.27)
Distributions paid to shareholders from:
Net investment income	(0.56)	(0.43)	(0.06)	(0.30)	(0.33)
Net asset value, end of period	$27.24	$32.28	$32.88	$15.11	$23.33
Total return (a)	(13.76)%	(0.53)%	118.10%	(34.35)%	(5.11)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 47,665	$ 280,842	$ 1,071,854	$ 1,511	$ 2,333
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	1.42%	0.92%	0.10%	1.04%	1.38%
Portfolio turnover rate (b)	71%	43%	129%	89%	108%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust S-Network Streaming & Gaming ETF (BNGE)
	Year Ended 3/31/2023	Period Ended 3/31/2022 (a)
Net asset value, beginning of period	$ 23.28	$ 24.46
Income from investment operations:
Net investment income (loss)	0.04	0.03
Net realized and unrealized gain (loss)	(2.17)	(1.20)
Total from investment operations	(2.13)	(1.17)
Distributions paid to shareholders from:
Net investment income	(0.08)	(0.00) (b)
Net realized gain	(0.02)	-
Total distributions	(0.10)	(0.00)
Net asset value, end of period	$21.05	$23.28
Total return (c)	(9.08)%	(4.81)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 4,210	$ 3,492
Ratio of total expenses to average net assets	0.70%	0.71% (d)
Ratio of net investment income (loss) to average net assets	0.17%	0.47% (d)
Portfolio turnover rate (e)	42%	0%

(a)	Inception date is January 25, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Amount is less than $0.01.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VI
March 31, 2023
1. Organization
First Trust Exchange-Traded Fund VI (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on June 4, 2012, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of thirty-three exchange-traded funds that are offering shares. This report covers the eight funds (each a “Fund” and collectively, the “Funds”) listed below, each a non-diversified series of the Trust and listed and traded on The Nasdaq Stock Market LLC (“Nasdaq”) with the exception of BNGE which is listed and traded on The NYSE Arca, Inc.
First Trust Nasdaq Bank ETF - (ticker “FTXO”)
First Trust Nasdaq Food & Beverage ETF - (ticker “FTXG”)
First Trust Nasdaq Oil & Gas ETF - (ticker “FTXN”)
 First Trust Nasdaq Pharmaceuticals ETF - (ticker “FTXH”)
First Trust S-Network E-Commerce ETF - (ticker “ISHP”)
First Trust Nasdaq Semiconductor ETF - (ticker “FTXL”)
First Trust Nasdaq Transportation ETF - (ticker “FTXR”)
First Trust S-Network Streaming & Gaming ETF - (ticker “BNGE”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.” The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the following indices:
Fund	Index
First Trust Nasdaq Bank ETF	Nasdaq US Smart BanksTM Index
First Trust Nasdaq Food & Beverage ETF	Nasdaq US Smart Food & BeverageTM Index
First Trust Nasdaq Oil & Gas ETF	Nasdaq US Smart Oil & GasTM Index
First Trust Nasdaq Pharmaceuticals ETF	Nasdaq US Smart PharmaceuticalsTM Index
First Trust S-Network E-Commerce ETF	S-Network Global E-Commerce IndexTM
First Trust Nasdaq Semiconductor ETF	Nasdaq US Smart SemiconductorTM Index
First Trust Nasdaq Transportation ETF	Nasdaq US Smart TransportationTM Index
First Trust S-Network Streaming & Gaming ETF	S-Network Streaming & Gaming Index
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2023
Common stocks, real estate investment trusts (“REITs”), and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Shares of open-end funds are valued based on NAV per share.
Securities traded in an over-the-counter market are valued at the mean of their most recent bid and asked price, if available, and otherwise at their last trade price.
Overnight repurchase agreements are valued at amortized cost when it represents the most appropriate reflection of fair market value.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
2)	the type of security;
3)	the size of the holding;
4)	the initial cost of the security;
5)	transactions in comparable securities;
6)	price quotes from dealers and/or third-party pricing services;
7)	relationships among various securities;
8)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
9)	an analysis of the issuer’s financial statements;
10)	the existence of merger proposals or tender offers that might affect the value of the security; and
11)	other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur;
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
9)	other relevant factors.
In addition, differences between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s corresponding index could result in a difference between a Fund’s performance and the performance of its underlying index.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2023
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund’s ability to track the index.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of March 31, 2023, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2023
D. Offsetting on the Statements of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
E. Securities Lending
The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.
Under the Funds’ Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. (“BBH”) acts as the Funds’ securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At March 31, 2023, only BNGE had securities in the securities lending program. During the fiscal year ended March 31, 2023, only FTXR and BNGE participated in the securities lending program.
In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower’s default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.
F. Repurchase Agreements
Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
MRAs govern transactions between a Fund and select counterparties. The MRAs maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.
Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2023
counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund’s portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with the delay and enforcement of the MRA.
While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended March 31, 2023, were received as collateral for lending securities.
G. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by each Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. A Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended March 31, 2023, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Nasdaq Bank ETF	$ 6,261,407	$ —	$ —
First Trust Nasdaq Food & Beverage ETF	13,322,256	—	—
First Trust Nasdaq Oil & Gas ETF	27,976,256	—	—
First Trust Nasdaq Pharmaceuticals ETF	500,150	—	—
First Trust S-Network E-Commerce ETF	39,201	—	—
First Trust Nasdaq Semiconductor ETF	931,111	—	—
First Trust Nasdaq Transportation ETF	1,511,736	—	—
First Trust S-Network Streaming & Gaming ETF	11,922	—	3,048
The tax character of distributions paid by each Fund during the fiscal period ended March 31, 2022, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Nasdaq Bank ETF	$ 5,155,141	$ —	$ —
First Trust Nasdaq Food & Beverage ETF	116,496	—	—
First Trust Nasdaq Oil & Gas ETF	6,320,716	—	—
First Trust Nasdaq Pharmaceuticals ETF	176,100	—	—
First Trust S-Network E-Commerce ETF	143,821	—	—
First Trust Nasdaq Semiconductor ETF	338,211	—	—
First Trust Nasdaq Transportation ETF	10,039,966	—	—
First Trust S-Network Streaming & Gaming ETF	405	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2023
As of March 31, 2023, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Nasdaq Bank ETF	$ 536,448	$ (148,409,375)	$ (31,613,744)
First Trust Nasdaq Food & Beverage ETF	1,003,387	(63,514,879)	11,821,273
First Trust Nasdaq Oil & Gas ETF	2,351,864	(93,410,183)	(5,005,782)
First Trust Nasdaq Pharmaceuticals ETF	18,103	(5,088,267)	(121,195)
First Trust S-Network E-Commerce ETF	67,042	(5,050,919)	(1,030,809)
First Trust Nasdaq Semiconductor ETF	—	(18,825,804)	38,613,305
First Trust Nasdaq Transportation ETF	42,379	(61,692,799)	(2,655,788)
First Trust S-Network Streaming & Gaming ETF	—	(287,109)	(120,139)
H. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For all the Funds, with the exception of BNGE, the taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. For BNGE, the taxable period ended 2022 and year ended 2023 remain open to federal and state audit. As of March 31, 2023, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At March 31, 2023, for federal income tax purposes, the Funds had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains.
Non-Expiring Capital Loss Carryforward
First Trust Nasdaq Bank ETF	$ 148,409,375
First Trust Nasdaq Food & Beverage ETF	63,514,879
First Trust Nasdaq Oil & Gas ETF	93,410,183
First Trust Nasdaq Pharmaceuticals ETF	5,088,267
First Trust S-Network E-Commerce ETF	5,050,919
First Trust Nasdaq Semiconductor ETF	18,825,804
First Trust Nasdaq Transportation ETF	61,692,799
First Trust S-Network Streaming & Gaming ETF	287,109
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2023
Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended March 31, 2023, the adjustments for each Fund were as follows:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust Nasdaq Bank ETF	$ —	$ 3,314,741	$ (3,314,741)
First Trust Nasdaq Food & Beverage ETF	—	(9,096,158)	9,096,158
First Trust Nasdaq Oil & Gas ETF	—	(167,616,837)	167,616,837
First Trust Nasdaq Pharmaceuticals ETF	—	(3,873,156)	3,873,156
First Trust S-Network E-Commerce ETF	30,380	2,208,454	(2,238,834)
First Trust Nasdaq Semiconductor ETF	144,387	(5,559,816)	5,415,429
First Trust Nasdaq Transportation ETF	—	25,029,562	(25,029,562)
First Trust S-Network Streaming & Gaming ETF	2,763	(2,763)	—
As of March 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust Nasdaq Bank ETF	$ 195,778,810	$ 1,960,847	$ (33,574,591)	$ (31,613,744)
First Trust Nasdaq Food & Beverage ETF	971,650,667	46,101,647	(34,280,374)	11,821,273
First Trust Nasdaq Oil & Gas ETF	319,057,343	11,090,775	(16,096,557)	(5,005,782)
First Trust Nasdaq Pharmaceuticals ETF	32,719,549	1,416,176	(1,537,371)	(121,195)
First Trust S-Network E-Commerce ETF	6,314,726	193,839	(1,224,500)	(1,030,661)
First Trust Nasdaq Semiconductor ETF	947,183,110	40,698,040	(2,084,735)	38,613,305
First Trust Nasdaq Transportation ETF	50,273,785	1,491,259	(4,147,047)	(2,655,788)
First Trust S-Network Streaming & Gaming ETF	4,392,872	411,931	(532,063)	(120,132)
I. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
First Trust has entered into licensing agreements with Nasdaq, Inc. and VettaFi LLC (each, a “Licensor”), as applicable, for the Funds. The respective license agreement allows for the use by First Trust of each Fund’s respective index and of certain trademarks and trade names of the Licensor. The Funds are sub-licensees to the applicable license agreements.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, licensing fees, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses associated with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, and extraordinary expenses, which are paid by each respective Fund. First Trust also provides fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which is covered under the annual unitary management fee. Effective November 1, 2022, the annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedules:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2023
Breakpoints	ISHP	BNGE
Fund net assets up to and including $2.5 billion	0.600%	0.7000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.585%	0.6825%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.570%	0.6650%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.555%	0.6475%
Fund net assets greater than $10 billion	0.540%	0.6300%
For FTXO, FTXG, FTXN, FTXH, FTXL, and FTXR, the annual unitary management fee payable by each Fund will be calculated pursuant to the schedule below:
Breakpoints
Fund net assets up to and including $2.5 billion	0.600%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.585%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.570%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.555%
Fund net assets greater than $10 billion up to and including $15 billion	0.540%
Fund net assets greater than $15 billion	0.510%
Prior to November 1, 2022, First Trust was paid an annual unitary management fee of 0.60% of each Fund’s average daily net assets, except for BNGE which paid 0.70% of its average daily net assets.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Funds. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended March 31, 2023, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust Nasdaq Bank ETF	$ 163,288,117	$ 163,386,739
First Trust Nasdaq Food & Beverage ETF	652,278,295	650,499,250
First Trust Nasdaq Oil & Gas ETF	1,113,943,820	1,107,446,926
First Trust Nasdaq Pharmaceuticals ETF	26,135,114	26,091,375
First Trust S-Network E-Commerce ETF	7,006,172	7,353,055
First Trust Nasdaq Semiconductor ETF	70,762,140	70,770,237
First Trust Nasdaq Transportation ETF	71,370,257	71,021,714
First Trust S-Network Streaming & Gaming ETF	1,526,516	1,457,582

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2023
For the fiscal year ended March 31, 2023, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:
	Purchases	Sales
First Trust Nasdaq Bank ETF	$ 38,350,486	$ 141,397,126
First Trust Nasdaq Food & Beverage ETF	1,445,381,618	432,281,025
First Trust Nasdaq Oil & Gas ETF	1,337,669,413	2,097,484,023
First Trust Nasdaq Pharmaceuticals ETF	50,258,672	34,341,137
First Trust S-Network E-Commerce ETF	—	9,745,589
First Trust Nasdaq Semiconductor ETF	901,172,793	55,163,431
First Trust Nasdaq Transportation ETF	2,948,082	196,275,531
First Trust S-Network Streaming & Gaming ETF	876,675	—
5. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before July 31, 2023.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2023
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there was the following subsequent event:
Pursuant to approval by the Trust’s Board of Trustees, The Bank of New York Mellon, 240 Greenwich Street, New York, New York, 10286, replaced Brown Brothers Harriman & Co. as the administrator, custodian, fund accountant and transfer agent for FTXO, FTXG, FTXN, FTXH, FTXL and FTXR on May 8, 2023.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VI:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust Nasdaq Bank ETF, First Trust Nasdaq Food & Beverage ETF, First Trust Nasdaq Oil & Gas ETF, First Trust Nasdaq Pharmaceuticals ETF, First Trust S-Network E-Commerce ETF, First Trust Nasdaq Semiconductor ETF, First Trust Nasdaq Transportation ETF, and First Trust S-Network Streaming & Gaming ETF (the “Funds”), each a series of First Trust Exchange-Traded Fund VI, including the portfolios of investments, as of March 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated in the table below for the Funds, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Individual Funds Included in the Trust	Statements of Changes in Net Assets	Financial Highlights
First Trust Nasdaq Bank ETF	For the years ended March 31, 2023 and 2022	For the years ended March 31, 2023, 2022, 2021, 2020, and 2019
First Trust Nasdaq Food & Beverage ETF
First Trust Nasdaq Oil & Gas ETF
First Trust Nasdaq Pharmaceuticals ETF
First Trust S-Network E-Commerce ETF
First Trust Nasdaq Semiconductor ETF
First Trust Nasdaq Transportation ETF
First Trust S-Network Streaming & Gaming ETF	For the year ended March 31, 2023, and for the period from January 25, 2022 (commencement of operations) through March 31, 2022
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
May 23, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund VI
March 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended March 31, 2023, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:
Dividends Received Deduction
First Trust Nasdaq Bank ETF	100.00%
First Trust Nasdaq Food & Beverage ETF	100.00%
First Trust Nasdaq Oil & Gas ETF	100.00%
First Trust Nasdaq Pharmaceuticals ETF	100.00%
First Trust S-Network E-Commerce ETF	72.31%
First Trust Nasdaq Semiconductor ETF	100.00%
First Trust Nasdaq Transportation ETF	100.00%
First Trust S-Network Streaming & Gaming ETF	22.61%
For the taxable year ended March 31, 2023, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:
Qualified Dividend Income
First Trust Nasdaq Bank ETF	100.00%
First Trust Nasdaq Food & Beverage ETF	100.00%
First Trust Nasdaq Oil & Gas ETF	100.00%
First Trust Nasdaq Pharmaceuticals ETF	100.00%
First Trust S-Network E-Commerce ETF	100.00%
First Trust Nasdaq Semiconductor ETF	100.00%
First Trust Nasdaq Transportation ETF	100.00%
First Trust S-Network Streaming & Gaming ETF	50.00%
A portion of the ordinary dividends (including short-term capital gains) that ISHP paid to shareholders during the taxable year ended March 31, 2023, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended, Section 199A for the aggregate dividends the Fund received from the underlying Real Estate Investment Trusts (REITs) it invests in.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2023 (Unaudited)
Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2023 (Unaudited)
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2023 (Unaudited)
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory Agreements
Board Considerations Regarding Approval of Amendments to the Investment Management Agreements
The Board of Trustees of First Trust Exchange-Traded Fund VI (the “Trust”), including the Independent Trustees, unanimously approved the amendment (as applicable to a specific Fund, the “Amendment” and collectively, the “Amendments”) of the Investment Management Agreements (as applicable to a specific Fund, the “Agreement” and collectively, the “Agreements”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the following eight series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust Nasdaq Bank ETF (FTXO)
First Trust Nasdaq Food & Beverage ETF (FTXG)
First Trust Nasdaq Oil & Gas ETF (FTXN)
First Trust Nasdaq Pharmaceuticals ETF (FTXH)
First Trust S-Network E-Commerce ETF (ISHP)
First Trust Nasdaq Semiconductor ETF (FTXL)
First Trust Nasdaq Transportation ETF (FTXR)
First Trust S-Network Streaming & Gaming ETF (BNGE)
The Board approved the Amendment for each Fund at a meeting held on October 24, 2022.  As part of the review process, the Board reviewed information and had preliminary discussions with the Advisor regarding the proposed Amendments at meetings held on April 18, 2022,  June 12–13, 2022 and September 18–19, 2022.  Following those preliminary discussions, the Board requested and

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2023 (Unaudited)
received information from the Advisor regarding the proposed Amendments, and that information was considered at an executive session of the Independent Trustees and their counsel held prior to the October 24, 2022 meeting, as well as at the October meeting.
In reviewing the Amendment for each Fund, the Board considered that the purpose of the Amendments is to modify the unitary fee rate for each Fund under the applicable Agreement by introducing a breakpoint schedule pursuant to which the unitary fee rate paid by each Fund to the Advisor will be reduced as assets of such Fund meet certain thresholds.  The Board noted the Advisor’s representations that the quality and quantity of the services provided to each Fund by the Advisor under the applicable Agreement will not be reduced or modified as a result of the applicable Amendment, and that the obligations of the Advisor under each Agreement will remain the same in all respects.
The Board noted that it, including the Independent Trustees, last approved the continuation of the applicable Agreement for each Fund other than BNGE for a one-year period ending June 30, 2023 at a meeting held on June 12–13, 2022.  The Board noted that in connection with such approval it had determined for each Fund, based upon the information provided, that the terms of the applicable Agreement were fair and reasonable and that the continuation of the applicable Agreement was in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
The Board also noted that it, including the Independent Trustees, approved the applicable Agreement for BNGE for an initial two-year period ending May 24, 2023 at a meeting held on April 26, 2021. The Board noted that in connection with such approval it had determined, based upon the information provided, that the terms of the applicable Agreement were fair and reasonable and that the approval of the applicable Agreement was in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
Based on all of the information considered, the Board, including the Independent Trustees, unanimously determined that the terms of the Amendments are fair and reasonable and that the Amendments are in the best interests of each Fund.

Board of Trustees and Officers
First Trust Exchange-Traded Fund VI
March 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	228	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	228	Director, National Futures Association and ADMIS Singapore Ltd.; Formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., and Futures Industry Association
Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	228	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director and Board Chair of RML Long Term Acute Care Hospitals; and Director of Senior Helpers (since 2021)
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	228	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	228	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	228	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2023 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2016	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund VI
March 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

First Trust Exchange-Traded Fund VI
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT*
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606
* Effective May 8, 2023, the Administrator, Custodian, Fund Accountant & Transfer Agent for First Trust Nasdaq Bank ETF, First Trust Nasdaq Food & Beverage ETF, First Trust Nasdaq Oil & Gas ETF, First Trust Nasdaq Pharmaceuticals ETF, First Trust Nasdaq Semiconductor ETF and First Trust Nasdaq Transportation ETF changed to The Bank of New York Mellon, 240 Greenwich Street, New York, New York, 10286.

First Trust Exchange-Traded Fund VI

Developed International Equity Select ETF (RNDM)

Emerging Markets Equity Select ETF (RNEM)

Large Cap US Equity Select ETF (RNLC)

Mid Cap US Equity Select ETF (RNMC)

Small Cap US Equity Select ETF (RNSC)

US Equity Dividend Select ETF (RNDV)

Annual Report
For the Year Ended
March 31, 2023

First Trust Exchange-Traded Fund VI
Annual Report
March 31, 2023

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund VI (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund VI
Annual Letter from the Chairman and CEO
March 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for certain series of First Trust Exchange-Traded Fund VI (the “Funds”), which contains detailed information about the Funds for the twelve months ended March 31, 2023.
I am constantly amazed by the depth and breadth of innovation that occurs when people from different geographic, economic, cultural, and educational backgrounds come together to solve problems. Many of the greatest companies to ever exist found their humble beginnings in the simple premise that problems are best solved through ingenuity and cooperation. That idea is still alive and well today, in my opinion. Take, as examples, the recent flood of interest sparked by artificial intelligence programs, advances in robotics, new medicines, more fuel-efficient gasoline engines, electric and hybrid vehicles, quantum computing, developments in wind and solar power; the list goes on and on. That said, the global economy is facing serious issues such as stubborn inflation and the specter of slowing economic growth to name a few.
As many investors know, the global financial system is currently navigating the fallout of the banking crisis that took lending markets by storm in March 2023. The turmoil that started in the U.S. with the failure of Silicon Valley Bank quickly spread around the globe, leading the Swiss government to broker the merger of two of Switzerland’s largest banks. In the U.S., the Federal Reserve (the “Fed”) created the Bank Term Funding Program, which allocated capital to help assure that banks can meet the needs of their depositors. Furthermore, inflation remains elevated on a global scale. Each of the countries that comprise the so-called Group of Ten is currently battling levels of inflation that are higher than the targets set by their central banks, according to data from Bloomberg. Additionally, political unrest stemming from the war between Russia and Ukraine remains a significant factor, with the potential to disturb global fuel and energy supplies as well as provoke interference from other foreign powers.
In the U.S., inflation, as measured by the trailing 12-month rate on the Consumer Price Index, stood at 5.0% as of March 31, 2023, well above the Fed’s stated goal of 2.0%. Despite signals pointing to a potential slowdown in economic growth in the U.S., the Fed stayed the course with regards to interest rate policy. Since February 28, 2022, the Fed raised the Federal Funds target rate (upper bound) a total of nine times, increasing the rate from 0.25%, where it stood on February 28, 2022, to 5.00% as of March 31, 2023.
Global markets have been resilient over time, and the S&P 500® Index has never failed to recover from a bear market. While the issues plaguing the U.S. and global economies are severe, they are not insurmountable, in my view. As Brian Wesbury, Chief Economist at First Trust, recently wrote: “what made America strong is…its human resources and freedom.” We will continue to work the problems before us with ingenuity and resolve, as we always have.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Market Overview
First Trust Exchange-Traded Fund VI
Annual Report
March 31, 2023
Robert F. Carey, CFA
Senior Vice President and Chief Market Strategist
First Trust Advisors L.P.
Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has more than 30 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (“CFA”) designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.
State of the Global Economy
The latest global growth forecast from the International Monetary Fund (“IMF”) released in April 2023 sees real gross domestic product growth rising by 2.8% worldwide in 2023, down from its 2.9% projection in January 2023. The IMF is calling for a 1.6% growth rate for the U.S., up from its January 2023 estimate of 1.4%. Emerging Market and Developing Economies are expected to grow by 3.9% this year, down from the IMF’s 4.0% estimate in January 2023. The IMF notes that risks to their global outlook are squarely to the downside, especially given the recent turmoil in the Financials sector as well as stubbornly high inflation.
In the U.S., inflation, as measured by the Consumer Price Index (“CPI”), stood at 5.0% on a trailing 12-month basis at the end of March 2023, according to the U.S. Bureau of Labor Statistics. While this is significantly lower than the most recent high of 9.1% in June 2022, the CPI remains above its 30-year average of 2.5% as of March 31, 2023, and even further from the Federal Reserve’s (the “Fed”) target of 2.0%.
Performance of Global Stocks and Bonds
The major U.S. stock indices delivered negative results over the past 12 months. The S&P 500® (the “Index”), S&P MidCap 400® and S&P SmallCap 600® Indices posted total returns of -7.73%, -5.12% and -8.82%, respectively, for the 12-month period ended March 31, 2023. Three of the 11 major sectors that comprise the Index were positive on a total return basis. The top performer was the Energy sector, up 13.63%, while the worst showing came from the Real Estate sector, down 19.75%.
A Bloomberg survey of twenty-four equity strategists found that their average 2023 year-end price target for the Index was 4,025, as of April 19, 2023, according to its own release. The highest and lowest estimates were 4,750 and 3,225, respectively. Brian Wesbury, Chief Economist at First Trust, announced in December 2022 that his 2023 year-end price target stood at 3,900. The Index closed trading on March 31, 2023 at 4,109. The outlook for corporate earnings in 2023 has turned negative. Bloomberg’s consensus year-over-year earnings growth rate estimates for the Index for the 2023 and 2024 calendar years stood at -2.67% and 11.56%, respectively, as of April 21, 2023.
The broader foreign stock indices experienced negative total returns over the past year. For the 12-months ended March 31, 2023, the MSCI World ex USA and MSCI Emerging Markets equity indices posted total returns of -2.74% (USD) and -10.70% (USD), respectively, according to Bloomberg. The major foreign bond indices were also down during the same period. The Bloomberg Global Aggregate Index of higher quality debt posted a total return of -8.07% (USD), while the Bloomberg EM Hard Currency Aggregate Index of emerging markets debt fell by 5.41% (USD), according to Bloomberg. The U.S. Dollar rose 4.27% over the past 12 months against a basket of major currencies, as measured by the U.S. Dollar Index (DXY). The increase in the U.S. Dollar provided a drag on the performance of both foreign stock and bond indices, in our opinion.
In the U.S. bond market, the results were also disappointing. The top performing major debt group we track was intermediate corporate bonds. The Bloomberg Intermediate Corporate Index posted a total return of -1.99% for the 12-month period ended March 31, 2023. The worst-performing U.S. debt group that we track was U.S. aggregate bonds. The Bloomberg U.S. Aggregate Bond Index posted a total return of -4.78%. The yield on the benchmark 10-Year Treasury Note (“T-Note”) fell by 113 basis points in the period to close at 3.47% on March 31, 2023, according to Bloomberg. For comparative purposes, the average yield on the 10-Year T-Note was 2.19% for the 10-year period ended March 31, 2023.

Fund Performance Overview (Unaudited)
Developed International Equity Select ETF (RNDM)
The Developed International Equity Select ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq Riskalyze Developed MarketsTM Index (the “Index”). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “RNDM.” The Fund normally invests at least 90% of its net assets (plus any borrowings for investment purposes) in the common stocks, depositary receipts, preferred shares and real estate investment trusts that comprise the Index.
The Index is owned and was developed and sponsored by Riskalyze, Inc. (the “Index Provider”). According to the Index Provider, the Index is designed to select low volatility developed markets (excluding the United States) securities that are included in the Nasdaq Developed Markets Ex-US Large Mid CapTM Index (the “Base Index”) and have a minimum three-month average daily dollar trading volume of $5 million. The Base Index is a comprehensive, rules-based index designed to measure stock market performance of companies in developed markets (excluding the United States), as determined by Nasdaq, Inc. A country is classified as “developed” based on a number of criteria, including national income per capita, national market capitalization and national trading volume. Companies are classified as operating in a country primarily by their country of incorporation, domicile and primary exchange listing.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 3/31/23	5 Years Ended 3/31/23	Inception (6/20/17) to 3/31/23	5 Years Ended 3/31/23	Inception (6/20/17) to 3/31/23
Fund Performance
NAV	-3.60%	1.45%	2.00%	7.44%	12.14%
Market Price	-3.33%	1.39%	2.04%	7.15%	12.35%
Index Performance
Nasdaq Riskalyze Developed MarketsTM Index	-3.36%	2.73%	3.22%	14.42%	20.08%
Nasdaq Developed Markets Ex-US Large Mid CapTM Index	-2.90%	4.15%	5.04%	22.54%	32.85%
MSCI World ex USA Index	-2.74%	3.83%	4.65%	20.70%	30.03%
(See Notes to Fund Performance Overview on page 16.)
Performance Review
The Fund generated a net asset value (“NAV”) return of -3.60% during the period covered by this report. During the same period, the Nasdaq Developed Markets Ex-US Large Mid CapTM Index (the “Benchmark”) generated a return of -2.90%. Investments in Japan received the greatest allocation of any country in the Fund during the same period. Japanese securities carried an average weight of 19.3% and contributed 0.7% to the Fund’s return which tied with Germany for the greatest impact of any country allocation in the Fund. The most negative contribution to the Fund’s return came from investments in Canada, which contributed -1.3%. Exposure to foreign currency contributed -4.4% to the Fund’s total return for the period.

Riskalyze and Nasdaq Riskalyze Developed MarketsTM Index are trademarks or service marks of Riskalyze, Inc. (“Riskalyze”) and have been licensed for use for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by Riskalyze, and Riskalyze makes no representation regarding the advisability of trading in the Fund. The Nasdaq Riskalyze Developed MarketsTM Index (“Riskalyze Index”) is a product of Riskalyze, Inc. (“Riskalyze”). RISKALYZE® and NASDAQ RISKALYZE DEVELOPED MARKETSTM INDEX are trademarks of Riskalyze. Nasdaq® is a trademark of Nasdaq, Inc.

Fund Performance Overview (Unaudited) (Continued)
Developed International Equity Select ETF (RNDM) (Continued)
Sector Allocation	% of Total Investments
Financials	22.0%
Industrials	17.9
Health Care	13.1
Consumer Discretionary	11.7
Consumer Staples	11.3
Communication Services	6.9
Materials	4.2
Utilities	4.0
Information Technology	3.8
Energy	2.9
Real Estate	2.2
Total	100.0%
Top Ten Holdings	% of Total Investments
Sekisui House Ltd.	3.1%
McDonald’s Holdings Co., Japan Ltd.	3.0
Secom Co., Ltd.	2.7
Tobu Railway Co., Ltd.	2.5
Enbridge, Inc.	1.9
RELX PLC	1.5
Takeda Pharmaceutical Co., Ltd.	1.3
Phoenix Group Holdings PLC	1.1
London Stock Exchange Group PLC	1.1
SEB S.A.	1.1
Total	19.3%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
Emerging Markets Equity Select ETF (RNEM)
The Emerging Markets Equity Select ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq Riskalyze Emerging MarketsTM Index (the “Index”). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “RNEM.” The Fund normally invests at least 90% of its net assets (plus any borrowings for investment purposes) in the common stocks, depositary receipts, preferred shares and real estate investment trusts that comprise the Index.
The Index is owned and was developed and sponsored by Riskalyze, Inc. (the “Index Provider”). According to the Index Provider, the Index is designed to select low volatility emerging markets securities that are included in the Nasdaq Emerging Large Mid CapTM Index (the “Base Index”) and have a minimum three-month average daily dollar trading volume of $5 million. The Base Index is a comprehensive, rules-based index designed to measure stock market performance of companies in emerging markets, as determined by Nasdaq, Inc. A country is classified as “emerging” based on a number of criteria, including national income per capita, national market capitalization and national trading volume. Emerging markets are generally characterized by lower market efficiency and less strict standards in accounting and securities regulation than developed markets. Companies are classified as operating in a country primarily by their country of incorporation, domicile and primary exchange listing.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 3/31/23	5 Years Ended 3/31/23	Inception (6/20/17) to 3/31/23	5 Years Ended 3/31/23	Inception (6/20/17) to 3/31/23
Fund Performance
NAV	-4.97%	-1.03%	1.25%	-5.06%	7.42%
Market Price	-5.34%	-1.25%	1.19%	-6.08%	7.06%
Index Performance
Nasdaq Riskalyze Emerging MarketsTM Index	-3.56%	1.00%	3.18%	5.08%	19.85%
Nasdaq Emerging Large Mid CapTM Index	-8.71%	0.16%	3.10%	0.78%	19.30%
MSCI Emerging Markets Index	-10.70%	-0.88%	2.12%	-4.32%	12.88%
(See Notes to Fund Performance Overview on page 16.)
Performance Review
The Fund generated a NAV return of -4.97% during the period covered by this report. During the same period, the Nasdaq Emerging Large Mid CapTM Index (the “Benchmark”) generated a return of -8.71%. Securities from India and Taiwan received the greatest allocation of any country in the Fund during the same period carrying an average weight of 25.4% and 24.9%, respectively. Investments in Brazil were the largest negatively contributing country with a contribution to the Fund’s return of -1.7%. Investments in China contributed 0.6% to the Fund’s total return, which was the greatest of any country. Exposure to foreign currency contributed -4.7% to the Fund’s total return for the period.

Riskalyze and Nasdaq Riskalyze Emerging MarketsTM Index are trademarks or service marks of Riskalyze, Inc. (“Riskalyze”) and have been licensed for use for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by Riskalyze, and Riskalyze makes no representation regarding the advisability of trading in the Fund. The Nasdaq Riskalyze Emerging MarketsTM Index (“Riskalyze Index”) is a product of Riskalyze, Inc. (“Riskalyze”). RISKALYZE® and NASDAQ RISKALYZE EMERGING MARKETSTM INDEX are trademarks of Riskalyze. Nasdaq® is a trademark of Nasdaq, Inc.

Fund Performance Overview (Unaudited) (Continued)
Emerging Markets Equity Select ETF (RNEM) (Continued)
Sector Allocation	% of Total Investments
Financials	32.3%
Information Technology	22.0
Materials	10.4
Consumer Staples	7.9
Industrials	6.2
Consumer Discretionary	5.0
Energy	4.4
Communication Services	3.6
Utilities	3.3
Health Care	2.8
Real Estate	2.1
Total	100.0%
Top Ten Holdings	% of Total Investments
Wistron Corp.	3.8%
Inventec Corp.	3.4
Powertech Technology, Inc.	2.9
Compal Electronics, Inc.	2.8
WPG Holdings Ltd.	2.6
Power Finance Corp., Ltd.	2.6
Hon Hai Precision Industry Co., Ltd.	2.5
REC Ltd.	2.2
Larsen & Toubro Ltd.	2.1
HDFC Bank Ltd.	2.0
Total	26.9%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
Large Cap US Equity Select ETF (RNLC)
The Large Cap US Equity Select ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq Riskalyze US Large CapTM Index (the “Index”). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “RNLC.” The Fund normally invests at least 90% of its net assets (plus any borrowings for investment purposes) in the common stocks and real estate investment trusts that comprise the Index.
The Index is owned and was developed and sponsored by Riskalyze, Inc. (the “Index Provider”). According to the Index Provider, the Index is designed to select dividend-paying US large cap securities that are included in the Nasdaq US 500 Large CapTM Index (the “Base Index”) and have paid a dividend in the trailing twelve months (based on ex-date). The Base Index is a comprehensive, rules-based index designed to measure stock market performance of large cap US companies, as determined by Nasdaq, Inc.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 3/31/23	5 Years Ended 3/31/23	Inception (6/20/17) to 3/31/23	5 Years Ended 3/31/23	Inception (6/20/17) to 3/31/23
Fund Performance
NAV	-5.57%	9.28%	9.70%	55.83%	70.70%
Market Price	-5.62%	9.26%	9.70%	55.68%	70.69%
Index Performance
Nasdaq Riskalyze US Large CapTM Index	-5.02%	9.96%	10.37%	60.75%	76.88%
Nasdaq US 500 Large CapTM Index	-8.29%	11.04%	11.34%	68.84%	86.01%
S&P 500® Index	-7.73%	11.19%	11.43%	69.94%	86.93%
(See Notes to Fund Performance Overview on page 16.)
Performance Review
The Fund generated a NAV return of -5.57% during the period covered by this report. During the same period, the Nasdaq US 500 Large CapTM Index (the “Benchmark”) generated a return of -8.29%. The Information Technology sector received the greatest allocation and also contributed the greatest drag to the Fund’s overall return during the same period. This sector carried an average weight of 28.5% and contributed -2.1% to the Fund’s return. During the same period, the Consumer Discretionary and Energy sectors had the greatest positive contributions to the Fund’s return, with a 0.3% contribution for each.

Riskalyze and Nasdaq Riskalyze US Large CapTM Index are trademarks or service marks of Riskalyze, Inc. (“Riskalyze”) and have been licensed for use for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by Riskalyze, and Riskalyze makes no representation regarding the advisability of trading in the Fund. The Nasdaq Riskalyze US Large CapTM Index (“Riskalyze Index”) is a product of Riskalyze, Inc. (“Riskalyze”). RISKALYZE® and NASDAQ RISKALYZE US LARGE CAPTM INDEX are trademarks of Riskalyze. Nasdaq® is a trademark of Nasdaq, Inc.

Fund Performance Overview (Unaudited) (Continued)
Large Cap US Equity Select ETF (RNLC) (Continued)
Sector Allocation	% of Total Investments
Information Technology	27.7%
Health Care	15.0
Industrials	12.3
Financials	11.2
Consumer Discretionary	9.6
Consumer Staples	7.4
Energy	5.0
Communication Services	3.3
Materials	2.9
Utilities	2.8
Real Estate	2.8
Total	100.0%
Top Ten Holdings	% of Total Investments
NVIDIA Corp.	1.3%
Monolithic Power Systems, Inc.	1.0
Skyworks Solutions, Inc.	0.9
Apple, Inc.	0.9
Lam Research Corp.	0.9
Applied Materials, Inc.	0.9
Seagate Technology Holdings PLC	0.9
Entegris, Inc.	0.9
Intel Corp.	0.8
Teradyne, Inc.	0.8
Total	9.3%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
Mid Cap US Equity Select ETF (RNMC)
The Mid Cap US Equity Select ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq Riskalyze US Mid CapTM Index (the “Index”). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “RNMC.” The Fund normally invests at least 90% of its net assets (plus any borrowings for investment purposes) in the common stocks and real estate investment trusts that comprise the Index.
The Index is owned and was developed and sponsored by Riskalyze, Inc. (the “Index Provider”). According to the Index Provider, the Index is designed to select dividend-paying US mid cap securities that are included in the Nasdaq US 600 Mid CapTM Index (the “Base Index”) and have paid a dividend in the trailing twelve months (based on ex-date). The Base Index is a comprehensive, rules-based index designed to measure stock market performance of mid cap US companies, as determined by Nasdaq, Inc.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 3/31/23	5 Years Ended 3/31/23	Inception (6/20/17) to 3/31/23	5 Years Ended 3/31/23	Inception (6/20/17) to 3/31/23
Fund Performance
NAV	-4.47%	7.09%	7.54%	40.87%	52.19%
Market Price	-4.48%	7.08%	7.53%	40.75%	52.13%
Index Performance
Nasdaq Riskalyze US Mid CapTM Index	-3.94%	7.74%	8.19%	45.20%	57.63%
Nasdaq US 600 Mid CapTM Index	-9.77%	6.73%	7.78%	38.46%	54.18%
S&P MidCap 400® Index	-5.12%	7.67%	8.20%	44.72%	57.70%
(See Notes to Fund Performance Overview on page 16.)
Performance Review
The Fund generated a NAV return of -4.47% during the period covered by this report. During the same period, the Nasdaq US 600 Mid CapTM Index (the “Benchmark”) generated a return of -9.77%. Multiple sectors received nearly the same allocation in the Fund during the same period. The greatest allocation in the Fund was the Industrials sector, which had an average weight of 18.3% and a contribution of 1.2% to the Fund’s total return, which was also the greatest of any sector. The greatest drag on the Fund’s return came from the investments in the Financials and Real Estate sectors. Investments in these sectors contributed approximately -1.9% each to Fund’s return.

Riskalyze and Nasdaq Riskalyze US Mid CapTM Index are trademarks or service marks of Riskalyze, Inc. (“Riskalyze”) and have been licensed for use for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by Riskalyze, and Riskalyze makes no representation regarding the advisability of trading in the Fund. The Nasdaq Riskalyze US Mid CapTM Index (“Riskalyze Index”) is a product of Riskalyze, Inc. (“Riskalyze”). RISKALYZE® and NASDAQ RISKALYZE US MID CAPTM INDEX are trademarks of Riskalyze. Nasdaq® is a trademark of Nasdaq, Inc.

Fund Performance Overview (Unaudited) (Continued)
Mid Cap US Equity Select ETF (RNMC) (Continued)
Sector Allocation	% of Total Investments
Industrials	20.0%
Consumer Discretionary	16.2
Financials	14.9
Health Care	11.6
Information Technology	10.7
Materials	6.7
Real Estate	6.5
Energy	4.0
Utilities	3.9
Consumer Staples	3.0
Communication Services	2.5
Total	100.0%
Top Ten Holdings	% of Total Investments
DENTSPLY SIRONA, Inc.	1.2%
Bruker Corp.	1.1
Universal Display Corp.	1.1
National Instruments Corp.	1.1
Chemed Corp.	1.0
Perrigo Co. PLC	1.0
Select Medical Holdings Corp.	1.0
Teleflex, Inc.	1.0
Ensign Group (The), Inc.	1.0
Jabil, Inc.	1.0
Total	10.5%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
Small Cap US Equity Select ETF (RNSC)
The Small Cap US Equity Select ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq Riskalyze US Small CapTM Index (the “Index”). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “RNSC.” The Fund normally invests at least 90% of its net assets (plus any borrowings for investment purposes) in the common stocks and real estate investment trusts that comprise the Index.
The Index is owned and was developed and sponsored by Riskalyze, Inc. (the “Index Provider”). According to the Index Provider, the Index is designed to select dividend-paying US small cap securities that are included in the Nasdaq US 700 Small CapTM Index (the “Base Index”) and have paid a dividend in the trailing twelve months (based on ex-date). The Base Index is a comprehensive, rules-based index designed to measure stock market performance of small cap US companies, as determined by Nasdaq, Inc.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 3/31/23	5 Years Ended 3/31/23	Inception (6/20/17) to 3/31/23	5 Years Ended 3/31/23	Inception (6/20/17) to 3/31/23
Fund Performance
NAV	-6.28%	6.80%	7.15%	38.97%	49.05%
Market Price	-6.41%	6.77%	7.14%	38.77%	48.98%
Index Performance
Nasdaq Riskalyze US Small CapTM Index	-5.73%	7.50%	7.86%	43.59%	54.81%
Nasdaq US 700 Small CapTM Index	-12.49%	6.33%	7.19%	35.91%	49.39%
S&P SmallCap 600® Index	-8.82%	6.30%	7.52%	35.71%	52.06%
(See Notes to Fund Performance Overview on page 16.)
Performance Review
The Fund generated a NAV return of -6.28% during the period covered by this report. During the same period, the Nasdaq US 700 Small CapTM Index (the “Benchmark”) generated a return of -12.49%. The Fund’s allocation to the Financials sector during the same period was the greatest of any sector at 17.8%. This sector also contributed the greatest drag to the Fund’s return at -3.4%. The greatest positive contributor to the Fund’s return was the Information Technology sector. Investments in this sector carried an average weight of 12.8% and contributed 2.4% to the Fund’s return.

Riskalyze and Nasdaq Riskalyze US Small CapTM Index are trademarks or service marks of Riskalyze, Inc. (“Riskalyze”) and have been licensed for use for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by Riskalyze, and Riskalyze makes no representation regarding the advisability of trading in the Fund. The Nasdaq Riskalyze US Small CapTM Index (“Riskalyze Index”) is a product of Riskalyze, Inc. (“Riskalyze”). RISKALYZE® and NASDAQ RISKALYZE US SMALL CAPTM INDEX are trademarks of Riskalyze. Nasdaq® is a trademark of Nasdaq, Inc.

Fund Performance Overview (Unaudited) (Continued)
Small Cap US Equity Select ETF (RNSC) (Continued)
Sector Allocation	% of Total Investments
Industrials	16.9%
Financials	15.5
Health Care	15.2
Consumer Discretionary	12.5
Information Technology	11.7
Real Estate	6.5
Consumer Staples	5.8
Energy	5.2
Materials	4.4
Communication Services	3.9
Utilities	2.4
Total	100.0%
Top Ten Holdings	% of Total Investments
U.S. Physical Therapy, Inc.	3.0%
CONMED Corp.	2.9
Atrion Corp.	2.8
Embecta Corp.	2.8
Patterson Cos., Inc.	2.4
Pegasystems, Inc.	1.6
Shutterstock, Inc.	1.5
CTS Corp.	1.4
Simulations Plus, Inc.	1.3
Advanced Energy Industries, Inc.	1.3
Total	21.0%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
US Equity Dividend Select ETF (RNDV)
The US Equity Dividend Select ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq Riskalyze US Large Cap Select DividendTM Index (the “Index”). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol “RNDV.” The Fund normally invests at least 90% of its net assets (plus any borrowings for investment purposes) in the common stocks and real estate investment trusts that comprise the Index.
The Index is owned and was developed and sponsored by Riskalyze, Inc. (the “Index Provider”). According to the Index Provider, the Index is designed to select dividend-paying US securities that (i) are included in the Nasdaq US 500 Large CapTM Index (the “Base Index”); (ii) have paid a dividend in the trailing twelve months (based on the ex-date); and (iii) have a trailing twelve-month dividend yield higher than the index yield of the Base Index. The Base Index is a comprehensive, rules-based index designed to measure stock market performance of large cap US companies, as determined by Nasdaq, Inc.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 3/31/23	5 Years Ended 3/31/23	Inception (6/20/17) to 3/31/23	5 Years Ended 3/31/23	Inception (6/20/17) to 3/31/23
Fund Performance
NAV	-4.28%	9.18%	9.35%	55.17%	67.58%
Market Price	-4.40%	9.17%	9.35%	55.09%	67.65%
Index Performance
Nasdaq Riskalyze US Large Cap Select DividendTM Index	-3.83%	9.79%	9.95%	59.49%	72.95%
Nasdaq US 500 Large CapTM Index	-8.29%	11.04%	11.34%	68.84%	86.01%
S&P 500® Index	-7.73%	11.19%	11.43%	69.94%	86.93%
(See Notes to Fund Performance Overview on page 16.)
Performance Review
The Fund generated a NAV return of -4.28% during the period covered by this report. During the same period, the Nasdaq US 500 Large CapTM Index (the “Benchmark”) generated a return of -8.29%. Investments in the Information Technology sector were by far the largest allocation in the Fund during the same period. The Information Technology sector holdings in the Fund carried an average weight of 28.5%. The Financials sector was the largest drag to the Fund’s total return with a contribution of -1.9%. The sector with the greatest contribution to the Fund’s return was the Health Care sector with a contribution of 0.8%.

Riskalyze and Nasdaq Riskalyze US Large Cap Select DividendTM Index are trademarks or service marks of Riskalyze, Inc. (“Riskalyze”) and have been licensed for use for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by Riskalyze, and Riskalyze makes no representation regarding the advisability of trading in the Fund. The Nasdaq Riskalyze US Large Cap Select DividendTM Index (“Riskalyze Index”) is a product of Riskalyze, Inc. (“Riskalyze”). RISKALYZE® and NASDAQ RISKALYZE US LARGE CAP SELECT DIVIDENDTM INDEX are trademarks of Riskalyze. Nasdaq® is a trademark of Nasdaq, Inc.

Fund Performance Overview (Unaudited) (Continued)
US Equity Dividend Select ETF (RNDV) (Continued)
Sector Allocation	% of Total Investments
Information Technology	27.7%
Health Care	14.3
Financials	11.3
Industrials	10.6
Consumer Discretionary	10.0
Consumer Staples	7.0
Communication Services	5.2
Energy	5.2
Utilities	3.1
Materials	2.8
Real Estate	2.8
Total	100.0%
Top Ten Holdings	% of Total Investments
Intel Corp.	3.3%
Seagate Technology Holdings PLC	3.2
International Business Machines Corp.	2.1
HP, Inc.	2.0
Paramount Global, Class B	1.9
Medtronic PLC	1.8
Corning, Inc.	1.8
AbbVie, Inc.	1.8
NetApp, Inc.	1.7
Gilead Sciences, Inc.	1.7
Total	21.3%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview  (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019,  the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

First Trust Exchange-Traded Fund VI
Understanding Your Fund Expenses
March 31, 2023 (Unaudited)
As a shareholder of Developed International Equity Select ETF, Emerging Markets Equity Select ETF, Large Cap US Equity Select ETF, Mid Cap US Equity Select ETF, Small Cap US Equity Select ETF or US Equity Dividend Select ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs (in U.S. dollars) of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended March 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
Developed International Equity Select ETF (RNDM)
Actual	$1,000.00	$1,234.50	0.65%	$3.62
Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	0.65%	$3.28
Emerging Markets Equity Select ETF (RNEM)
Actual	$1,000.00	$1,131.90	0.75%	$3.99
Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	0.75%	$3.78
Large Cap US Equity Select ETF (RNLC)
Actual	$1,000.00	$1,167.00	0.60%	$3.24
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	0.60%	$3.02
Mid Cap US Equity Select ETF (RNMC)
Actual	$1,000.00	$1,159.00	0.60%	$3.23
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	0.60%	$3.02
Small Cap US Equity Select ETF (RNSC)
Actual	$1,000.00	$1,166.00	0.60%	$3.24
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	0.60%	$3.02
US Equity Dividend Select ETF (RNDV)
Actual	$1,000.00	$1,155.60	0.50%	$2.69
Hypothetical (5% return before expenses)	$1,000.00	$1,022.44	0.50%	$2.52

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (October 1, 2022 through March 31, 2023), multiplied by 182/365 (to reflect the six-month period).

Developed International Equity Select ETF (RNDM)
Portfolio of Investments
March 31, 2023
Shares	Description	Value
COMMON STOCKS (a) – 97.7%
	Australia – 5.2%
3,679	ANZ Group Holdings Ltd. (b)	$56,694
7,097	APA Group (b)	48,211
1,169	ASX Ltd. (b)	51,051
6,241	Aurizon Holdings Ltd. (b)	14,057
1,887	Brambles Ltd. (b)	17,014
2,074	Coles Group Ltd. (b)	25,060
925	Commonwealth Bank of Australia (b)	61,074
394	CSL Ltd. (b)	76,306
18,236	Insurance Australia Group Ltd. (b)	57,401
2,414	Lendlease Corp., Ltd. (b)	11,748
24,174	Medibank Pvt Ltd. (b)	54,553
2,912	National Australia Bank Ltd. (b)	54,260
1,270	Seven Group Holdings Ltd. (b)	19,728
3,668	Sonic Healthcare Ltd. (b)	85,989
8,363	Suncorp Group Ltd. (b)	67,950
14,884	Telstra Corp., Ltd. (b)	42,143
1,745	Transurban Group (b)	16,662
2,711	Treasury Wine Estates Ltd. (b)	23,799
2,560	Washington H Soul Pattinson & Co., Ltd. (b)	51,883
2,983	Wesfarmers Ltd. (b)	100,821
4,064	Westpac Banking Corp. (b)	59,170
1,004	Woolworths Group Ltd. (b)	25,524
		1,021,098
	Austria – 0.2%
91	ANDRITZ AG (b)	6,157
421	Erste Group Bank AG (b)	13,948
185	OMV AG (b)	8,496
154	Verbund AG (b)	13,395
		41,996
	Belgium – 0.9%
241	Ageas S.A./N.V. (b)	10,425
1,208	Anheuser-Busch InBev S.A./N.V. (b)	80,525
30	D’ieteren Group (b)	5,837
49	Elia Group S.A./N.V. (b)	6,471
126	Groupe Bruxelles Lambert S.A. (b)	10,753
186	KBC Group N.V. (b)	12,780
176	Proximus S.A.D.P. (b)	1,702
51	Sofina S.A. (b)	11,455
88	Solvay S.A. (b)	10,064
249	UCB S.A. (b)	22,255
234	Umicore S.A. (b)	7,938
		180,205
	Bermuda – 0.0%
1,200	Hongkong Land Holdings Ltd. (b)	5,279
Shares	Description	Value

	Canada – 7.9%
1,599	Algonquin Power & Utilities Corp.	$13,417
763	Bank of Montreal	67,961
1,405	Bank of Nova Scotia (The)	70,764
1,204	BCE, Inc.	53,933
1,527	Canadian Imperial Bank of Commerce	64,752
671	Canadian Utilities Ltd., Class A	18,698
514	Capital Power Corp.	15,836
432	Emera, Inc.	17,747
9,463	Enbridge, Inc.	360,805
460	Fortis, Inc.	19,554
237	George Weston Ltd.	31,407
3,096	Great-West Lifeco, Inc.	82,056
714	Hydro One Ltd. (c) (d)	20,329
472	Intact Financial Corp.	67,550
495	Metro, Inc.	27,228
1,066	National Bank of Canada	76,249
596	Northland Power, Inc. (CAD)	14,941
2,966	Power Corp. of Canada	75,801
742	Royal Bank of Canada	70,961
1,681	Sun Life Financial, Inc.	78,534
2,542	TELUS Corp.	50,464
651	Thomson Reuters Corp.	84,700
727	TMX Group Ltd.	73,426
1,090	Toronto-Dominion Bank (The)	65,287
129	Waste Connections, Inc.	17,954
		1,540,354
	Cayman Islands – 0.5%
2,123	CK Asset Holdings Ltd. (b)	12,871
2,093	CK Hutchison Holdings Ltd. (b)	12,949
5,200	Sands China Ltd. (b) (e)	18,065
7,200	Shimao Group Holdings Ltd. (e) (f) (g)	2,027
14,446	Sino Biopharmaceutical Ltd. (b)	8,097
6,667	SITC International Holdings Co., Ltd. (b)	14,328
9,731	WH Group Ltd. (b) (c) (d)	5,801
2,400	Wharf Real Estate Investment Co., Ltd. (b)	13,818
		87,956
	Denmark – 2.7%
13	AP Moller - Maersk A.S., Class B (b)	23,630
127	Carlsberg A.S., Class B (b)	19,706
680	Chr Hansen Holding A.S. (b)	51,728
328	Coloplast A.S., Class B (b)	43,187
822	Danske Bank A.S. (b) (e)	16,538
1,348	Demant A.S. (b) (e)	47,323
196	DSV A.S. (b)	38,004
104	Genmab A.S. (b) (e)	39,313
1,900	GN Store Nord A.S. (b) (e)	42,603
10,477	H Lundbeck A.S. (b)	48,480

See Notes to Financial Statements

Developed International Equity Select ETF (RNDM)
Portfolio of Investments (Continued)
March 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Denmark (Continued)
335	Novo Nordisk A.S., Class B (b)	$53,205
665	Novozymes A.S., Class B (b)	34,050
244	Orsted A.S. (b) (c) (d)	20,805
105	Pandora A.S. (b)	10,079
497	Tryg A.S. (b)	10,867
1,236	Vestas Wind Systems A/S (b)	36,023
		535,541
	Finland – 1.3%
429	Elisa Oyj (b)	25,874
561	Fortum Oyj (b)	8,594
348	Kesko Oyj, Class B (b)	7,479
222	Kone Oyj, Class B (b)	11,578
1,281	Metso Outotec Oyj (b)	13,988
555	Neste Oyj (b)	27,419
4,502	Nokia Oyj (b)	22,100
3,514	Nordea Bank Abp (b)	37,523
128	Orion Oyj, Class B (b)	5,721
707	Sampo Oyj, Class A (b)	33,360
1,290	Stora Enso Oyj, Class R (b)	16,783
518	UPM-Kymmene Oyj (b)	17,398
422	Valmet Oyj (b)	13,700
1,334	Wartsila OYJ Abp (b)	12,589
		254,106
	France – 9.7%
716	Air Liquide S.A. (b)	119,850
2,293	AXA S.A. (b)	69,977
8,439	Bollore SE (b)	52,167
1,484	Bouygues S.A. (b)	50,050
1,734	Bureau Veritas S.A. (b)	49,822
2,261	Carrefour S.A. (b)	45,712
662	Danone S.A. (b)	41,192
841	Edenred (b)	49,774
483	Eiffage S.A. (b)	52,268
3,985	Engie S.A. (b)	63,061
685	EssilorLuxottica S.A. (b)	123,521
957	Eurazeo SE (b)	68,120
2,506	Getlink SE (b)	41,273
3,825	La Francaise des Jeux SAEM (b) (c) (d)	159,417
598	Legrand S.A. (b)	54,641
353	L’Oreal S.A. (b)	157,736
2,227	Orange S.A. (b)	26,457
170	Pernod Ricard S.A. (b)	38,493
1,226	Sanofi (b)	132,995
1,801	SEB S.A. (b)	204,925
153	Teleperformance (b)	36,970
353	Thales S.A. (b)	52,190
479	Vinci S.A. (b)	54,914
14,620	Vivendi SE (b)	147,831
		1,893,356
	Germany – 8.5%
314	Allianz SE (b)	72,483
Shares	Description	Value

	Germany (Continued)
640	Bayer AG (b)	$40,884
1,865	Bayerische Motoren Werke AG (b)	204,402
199	Beiersdorf AG (b)	25,887
460	Brenntag SE (b)	34,618
302	Deutsche Boerse AG (b)	58,802
2,015	Deutsche Post AG (b)	94,374
2,832	Deutsche Telekom AG (b)	68,626
3,385	E.ON SE (b)	42,227
1,664	Evonik Industries AG (b)	35,009
1,045	Fresenius Medical Care AG & Co., KGaA (b)	44,354
1,382	Fresenius SE & Co., KGaA (b)	37,318
1,881	GEA Group AG (b)	85,807
330	Hannover Rueck SE (b)	64,542
1,535	HeidelbergCement AG (b)	112,081
2,139	Henkel AG & Co., KGaA (Preference Shares) (b)	167,343
243	LEG Immobilien SE (b)	13,354
182	Merck KGaA (b)	33,931
206	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (b)	72,025
707	RWE AG (b)	30,421
945	SAP SE (b)	119,326
1,537	Scout24 AG (b) (c) (d)	91,419
286	Symrise AG (b)	31,124
23,900	Telefonica Deutschland Holding AG (b)	73,570
672	Vonovia SE (b)	12,657
		1,666,584
	Greece – 0.0%
254	Hellenic Telecommunications Organization S.A. (b)	3,720
243	OPAP S.A. (b)	3,898
		7,618
	Hong Kong – 1.9%
7,451	AIA Group Ltd. (b)	78,141
1,870	CLP Holdings, Ltd. (b)	13,513
2,111	Galaxy Entertainment Group Ltd. (b) (e)	14,121
6,838	Hang Lung Properties Ltd. (b)	12,795
4,124	Hang Seng Bank Ltd. (b)	58,624
3,782	Henderson Land Development Co., Ltd. (b)	13,085
14,417	Hong Kong & China Gas Co., Ltd. (b)	12,693
1,815	Hong Kong Exchanges & Clearing Ltd. (b)	80,449
2,902	MTR Corp., Ltd. (b)	14,006
4,393	New World Development Co., Ltd. (b)	11,776

See Notes to Financial Statements

Developed International Equity Select ETF (RNDM)
Portfolio of Investments (Continued)
March 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Hong Kong (Continued)
2,419	Power Assets Holdings Ltd. (b)	$12,978
8,905	Sino Land Co., Ltd. (b)	12,043
966	Sun Hung Kai Properties Ltd. (b)	13,533
640	Swire Pacific Ltd., Class A (b)	4,918
1,158	Techtronic Industries Co., Ltd. (b)	12,547
		365,222
	Ireland – 0.8%
2,244	AIB Group PLC (b)	9,083
837	Bank of Ireland Group PLC (b)	8,469
605	CRH PLC (b)	30,565
555	DCC PLC (b)	32,351
189	Kerry Group PLC, Class A (b)	18,848
432	Kingspan Group PLC (b)	29,603
289	Ryanair Holdings PLC, ADR (e)	27,250
		156,169
	Israel – 0.4%
46	Azrieli Group Ltd. (b)	2,643
1,184	Bank Hapoalim BM (b)	9,854
1,193	Bank Leumi Le-Israel BM (b)	9,025
6,270	Bezeq Israeli Telecommunication Corp., Ltd. (b)	8,536
29	Elbit Systems Ltd. (b)	4,939
796	ICL Group Ltd. (b)	5,394
2,054	Israel Discount Bank Ltd., Class A (b)	10,090
287	Mizrahi Tefahot Bank Ltd. (b)	8,997
54	Nice, Ltd. (b) (e)	12,301
1,344	Teva Pharmaceutical Industries Ltd. (b) (e)	11,934
		83,713
	Italy – 1.9%
129	Amplifon S.p.A. (b)	4,471
1,139	Assicurazioni Generali S.p.A. (b)	22,694
2,467	Banca Mediolanum S.p.A. (b)	22,331
31	DiaSorin S.p.A. (b)	3,267
4,389	Enel S.p.A. (b)	26,768
1,650	Eni S.p.A. (b)	23,012
1,253	FinecoBank Banca Fineco S.p.A. (b)	19,197
436	Infrastrutture Wireless Italiane S.p.A. (b) (c) (d)	5,728
289	Interpump Group S.p.A. (b)	16,207
9,374	Intesa Sanpaolo S.p.A. (b)	24,058
3,882	Italgas S.p.A. (b)	23,678
1,330	Leonardo S.p.A. (b)	15,598
1,981	Mediobanca Banca di Credito Finanziario S.p.A. (b)	19,907
268	Moncler S.p.A. (b)	18,511
1,160	Nexi S.P.A (b) (c) (d) (e)	9,427
2,049	Poste Italiane S.p.A. (b) (c) (d)	20,895
327	Prysmian S.p.A. (b)	13,731
Shares	Description	Value

	Italy (Continued)
92	Recordati Industria Chimica e Farmaceutica S.p.A. (b)	$3,892
4,342	Snam S.p.A. (b)	23,021
20,543	Telecom Italia S.p.A. (b) (e)	6,775
2,966	Terna-Rete Elettrica Nazionale S.p.A. (b)	24,343
1,526	UniCredit S.p.A. (b)	28,762
		376,273
	Japan – 18.8%
14,800	Japan Post Holdings Co., Ltd. (b)	120,116
3,200	Japan Tobacco, Inc. (b)	67,595
3,200	KDDI Corp. (b)	98,681
3,400	Kirin Holdings Co., Ltd. (b)	53,791
13,800	McDonald’s Holdings Co., Japan Ltd. (b)	573,774
2,400	MEIJI Holdings Co., Ltd. (b)	57,080
22,700	Mitsubishi HC Capital, Inc. (b)	117,217
9,100	Mizuho Financial Group, Inc. (b)	128,925
3,400	Nippon Telegraph & Telephone Corp. (b)	101,601
800	Nissin Foods Holdings Co., Ltd. (b)	73,152
6,200	Otsuka Holdings Co., Ltd. (b)	196,848
8,400	Secom Co., Ltd. (b)	517,673
29,100	Sekisui House Ltd. (b)	593,094
9,300	SoftBank Corp. (b)	107,357
3,500	Sumitomo Mitsui Financial Group, Inc. (b)	140,061
7,500	Takeda Pharmaceutical Co., Ltd. (b)	246,327
20,500	Tobu Railway Co., Ltd. (b)	490,786
		3,684,078
	Jersey – 0.2%
979	Experian PLC (b)	32,236
	Luxembourg – 0.2%
471	ArcelorMittal S.A. (b)	14,269
1,357	Tenaris S.A. (b)	19,228
		33,497
	Netherlands – 4.4%
549	Aalberts N.V. (b)	25,933
1,549	ABN AMRO Bank N.V. (b) (c) (d)	24,563
14	Adyen N.V. (b) (c) (d) (e)	22,308
3,485	Aegon N.V. (b)	14,962
167	Akzo Nobel N.V. (b)	13,062
48	Argenx SE (b) (e)	17,825
338	ASM International N.V. (b)	137,195
182	ASML Holding N.V. (b)	124,024
361	ASR Nederland N.V. (b)	14,364
680	Davide Campari-Milano N.V. (b)	8,297
792	Euronext N.V. (b) (c) (d)	60,647

See Notes to Financial Statements

Developed International Equity Select ETF (RNDM)
Portfolio of Investments (Continued)
March 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Netherlands (Continued)
330	Heineken Holding N.V. (b)	$30,277
259	Heineken N.V. (b)	27,830
79	IMCD N.V. (b)	12,918
1,614	ING Groep N.V. (b)	19,167
891	Koninklijke Ahold Delhaize N.V. (b)	30,441
198	Koninklijke DSM N.V. (b)	23,432
3,723	Koninklijke KPN N.V. (b)	13,155
1,020	Koninklijke Philips N.V. (b)	18,734
358	NN Group N.V. (b)	12,999
259	OCI N.V. (b)	8,780
1,465	Prosus N.V. (b)	114,715
416	Randstad N.V. (b)	24,696
1,379	Universal Music Group N.V. (b)	34,923
267	Wolters Kluwer N.V. (b)	33,705
		868,952
	New Zealand – 0.2%
2,588	Auckland International Airport Ltd. (b) (e)	14,084
1,019	Fisher & Paykel Healthcare Corp., Ltd. (b)	17,034
2,383	Spark New Zealand Ltd. (b)	7,550
153	Xero Ltd. (b) (e)	9,280
		47,948
	Norway – 0.7%
1,015	Aker BP ASA (b)	24,893
1,269	DNB Bank ASA (b)	22,710
899	Equinor ASA (b)	25,557
127	Kongsberg Gruppen ASA (b)	5,134
437	Mowi ASA (b)	8,083
1,339	Norsk Hydro ASA (b)	9,993
755	Orkla ASA (b)	5,355
163	Salmar ASA (b)	7,100
820	Telenor ASA (b)	9,614
220	TOMRA Systems ASA (b)	3,714
210	Yara International ASA (b)	9,127
		131,280
	Portugal – 0.2%
3,372	EDP - Energias de Portugal S.A. (b)	18,374
1,068	Galp Energia SGPS S.A. (b)	12,084
353	Jeronimo Martins SGPS S.A. (b)	8,286
		38,744
	Singapore – 1.2%
2,200	Capitaland Investment Ltd. (b)	6,104
1,000	City Developments Ltd. (b)	5,549
1,500	DBS Group Holdings Ltd. (b)	37,293
7,800	Genting Singapore Ltd. (b)	6,583
200	Jardine Cycle & Carriage Ltd. (b)	4,710
2,700	Keppel Corp., Ltd. (b)	11,455
Shares	Description	Value

	Singapore (Continued)
4,200	Oversea-Chinese Banking Corp., Ltd. (b)	$39,151
1,200	Singapore Airlines Ltd. (b)	5,176
5,300	Singapore Exchange Ltd. (b)	37,532
2,000	Singapore Technologies Engineering Ltd. (b)	5,506
10,100	Singapore Telecommunications Ltd. (b)	18,714
1,900	United Overseas Bank Ltd. (b)	42,615
1,200	UOL Group Ltd. (b)	6,266
4,100	Wilmar International Ltd. (b)	12,989
		239,643
	South Korea – 4.3%
33	CJ CheilJedang Corp. (b)	8,267
349	Hana Financial Group, Inc. (b)	10,930
100	Hyundai Glovis Co., Ltd. (b)	12,213
150	Hyundai Mobis Co., Ltd. (b)	24,913
162	Hyundai Motor Co. (b)	23,048
1,299	Industrial Bank of Korea (b)	10,103
283	KB Financial Group, Inc. (b)	10,336
398	Kia Corp. (b)	24,838
351	Korea Electric Power Corp. (b) (e)	4,864
1,296	Korean Air Lines Co., Ltd. (b)	23,139
642	KT Corp., ADR	7,280
153	KT&G Corp. (b)	9,833
219	LG Corp. (b)	13,945
754	NAVER Corp. (b)	118,145
346	POSCO Holdings, Inc. (b)	97,891
64	Samsung Biologics Co., Ltd. (b) (c) (d) (e)	38,795
157	Samsung C&T Corp. (b)	13,075
2,749	Samsung Electronics Co., Ltd. (b)	135,941
67	Samsung Fire & Marine Insurance Co., Ltd. (b)	10,591
198	Samsung Life Insurance Co., Ltd. (b)	9,548
1,269	Samsung SDS Co., Ltd. (b)	113,487
369	Shinhan Financial Group Co., Ltd. (b)	10,024
229	SK Telecom Co., Ltd. (b)	8,496
760	SK, Inc. (b)	101,264
1,156	Woori Financial Group, Inc. (b)	10,169
		851,135
	Spain – 2.5%
53	Acciona S.A. (b)	10,634
413	ACS Actividades de Construccion y Servicios S.A. (b)	13,154
89	Aena SME S.A. (b) (c) (d) (e)	14,392
522	Amadeus IT Group S.A. (b) (e)	35,018

See Notes to Financial Statements

Developed International Equity Select ETF (RNDM)
Portfolio of Investments (Continued)
March 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Spain (Continued)
5,727	Banco Bilbao Vizcaya Argentaria S.A. (b)	$40,944
11,037	Banco Santander S.A. (b)	41,129
7,992	CaixaBank S.A. (b)	31,184
741	Cellnex Telecom S.A. (b) (c) (d)	28,816
807	Enagas S.A. (b)	15,507
1,518	Endesa S.A. (b)	32,971
409	Ferrovial S.A. (b)	12,044
616	Grifols S.A. (b) (e)	6,097
2,442	Iberdrola S.A. (b)	30,422
1,464	Industria de Diseno Textil S.A. (b)	49,183
16,642	Mapfre S.A. (b)	33,540
986	Naturgy Energy Group S.A. (b)	29,682
1,490	Red Electrica Corp. S.A. (b)	26,219
1,083	Repsol S.A. (b)	16,654
6,975	Telefonica S.A. (b)	30,040
		497,630
	Sweden – 2.9%
939	Alfa Laval AB (b)	33,529
1,246	Assa Abloy AB, Class B (b)	29,845
2,494	Atlas Copco AB, Class A (b)	31,595
482	Axfood AB (b)	11,771
1,632	Epiroc AB, Class A (b)	32,395
556	Essity AB, Class B (b)	15,881
1,439	H & M Hennes & Mauritz AB, Class B (b)	20,574
2,741	Hexagon AB, Class B (b)	31,547
314	Holmen AB, Class B (b)	12,105
1,118	Industrivarden AB, Class C (b)	30,146
1,433	Indutrade AB (b)	30,496
1,526	Investor AB, Class B (b)	30,399
1,713	Sandvik AB (b)	36,360
2,337	Skandinaviska Enskilda Banken AB, Class A (b)	25,796
1,874	Skanska AB, Class B (b)	28,703
887	SKF AB, Class B (b)	17,471
938	Svenska Cellulosa AB SCA, Class B (b)	12,354
2,724	Svenska Handelsbanken AB, Class A (b)	23,592
1,700	Swedbank AB, Class A (b)	27,956
445	Swedish Orphan Biovitrum AB (b) (e)	10,369
1,496	Tele2 AB, Class B (b)	14,890
2,193	Telefonaktiebolaget LM Ericsson, Class B (b)	12,855
4,485	Telia Co., AB (b)	11,389
1,653	Volvo AB, Class B (b)	34,063
		566,081
	Switzerland – 9.6%
1,226	ABB Ltd. (b)	42,176
2,717	Alcon, Inc. (b)	192,873
Shares	Description	Value

	Switzerland (Continued)
316	Baloise Holding AG (b)	$49,206
427	Banque Cantonale Vaudoise (b)	40,294
71	Barry Callebaut AG (b)	150,433
14	Chocoladefabriken Lindt & Spruengli AG (b)	165,349
31	EMS-Chemie Holding AG (b)	25,626
215	Flughafen Zurich AG (b) (e)	39,392
74	Geberit AG (b)	41,325
7	Givaudan S.A. (b)	22,784
431	Helvetia Holding AG (b)	60,077
772	Holcim AG (b)	49,787
325	Lonza Group AG (b)	195,650
1,236	Nestle S.A. (b)	150,706
2,092	Novartis AG (b)	192,084
67	PSP Swiss Property AG (b)	7,625
488	Roche Holding AG (b)	139,442
204	Schindler Holding AG (b)	45,202
15	SGS S.A. (b)	33,086
1,567	SIG Group AG (b)	40,371
91	Swiss Life Holding AG (b)	56,157
84	Swiss Prime Site AG (b)	6,985
547	Swiss Re AG (b)	56,195
33	Swisscom AG (b)	21,060
101	Zurich Insurance Group AG (b)	48,399
		1,872,284
	United Kingdom – 10.5%
1,461	AstraZeneca PLC (b)	202,428
3,298	BAE Systems PLC (b)	39,893
1,790	British American Tobacco PLC (b)	62,747
944	Bunzl PLC (b)	35,657
1,520	Diageo PLC (b)	67,837
11,128	GSK PLC (b)	196,624
3,113	Imperial Brands PLC (b)	71,586
703	Intertek Group PLC (b)	35,210
33,127	J Sainsbury PLC (b)	113,996
2,203	London Stock Exchange Group PLC (b)	213,977
2,152	National Grid PLC (b)	29,110
31,904	Phoenix Group Holdings PLC (b)	215,557
966	Reckitt Benckiser Group PLC (b)	73,491
9,209	RELX PLC (b)	298,251
5,454	Rentokil Initial PLC (b)	39,861
2,669	Sage Group (The) PLC (b)	25,613
851	Severn Trent PLC (b)	30,230
1,725	Smiths Group PLC (b)	36,585
1,312	SSE PLC (b)	29,276
27,921	Tesco PLC (b)	91,537
1,455	Unilever PLC (b)	75,397
2,254	United Utilities Group PLC (b)	29,499
39,474	Vodafone Group PLC (b)	43,544
		2,057,906

See Notes to Financial Statements

Developed International Equity Select ETF (RNDM)
Portfolio of Investments (Continued)
March 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	United States – 0.1%
196	Autoliv, Inc., SDR (b)	$18,310
	Total Common Stocks	19,155,194
	(Cost $18,077,496)
REAL ESTATE INVESTMENT TRUSTS (a) – 1.3%
	Australia – 0.4%
4,036	Dexus (b)	20,405
8,135	GPT (The) Group (b)	23,248
9,529	Stockland (b)	25,517
		69,170
	Belgium – 0.0%
181	Warehouses De Pauw CVA (b)	5,382
	Hong Kong – 0.1%
1,608	Link REIT (b)	10,340
	Japan – 0.6%
8	Daiwa House REIT Investment Corp. (b)	16,392
16	GLP J-REIT (b)	17,295
23	Japan Metropolitan Fund Investment Corp. (b)	16,796
4	Japan Real Estate Investment Corp. (b)	15,941
4	Nippon Building Fund, Inc. (b)	16,650
8	Nippon Prologis REIT, Inc. (b)	16,936
16	Nomura Real Estate Master Fund, Inc. (b)	17,930
		117,940
	Multinational – 0.0%
108	Unibail-Rodamco-Westfield (b) (e)	5,811
	Singapore – 0.2%
2,900	CapitaLand Ascendas REIT (b)	6,253
4,001	CapitaLand Integrated Commercial Trust (b)	5,967
3,200	Mapletree Industrial Trust (b)	5,713
4,900	Mapletree Logistics Trust (b)	6,321
4,500	Mapletree Pan Asia Commercial Trust (b)	6,101
		30,355
Shares	Description	Value

	Spain – 0.0%
407	Merlin Properties Socimi S.A. (b)	$3,561
	Total Real Estate Investment Trusts	242,559
	(Cost $276,109)
	Total Investments – 99.0%	19,397,753
	(Cost $18,353,605)
	Net Other Assets and Liabilities – 1.0%	205,794
	Net Assets – 100.0%	$19,603,547

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At March 31, 2023, securities noted as such are valued at $17,822,869 or 90.9% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(d)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(e)	Non-income producing security.
(f)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(g)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).

ADR	American Depositary Receipt
CAD	Canadian Dollar
SDR	Swedish Depositary Receipt

See Notes to Financial Statements

Developed International Equity Select ETF (RNDM)
Portfolio of Investments (Continued)
March 31, 2023
Currency Exposure Diversification	% of Total Investments
Euro	30.6%
Japanese Yen	19.6
British Pound Sterling	10.9
Swiss Franc	9.7
Canadian Dollar	7.9
Australian Dollar	5.7
South Korean Won	4.3
Swedish Krona	3.2
Danish Krone	2.8
Hong Kong Dollar	2.4
Singapore Dollar	1.4
Norwegian Krone	0.7
Israeli Shekel	0.4
United States Dollar	0.2
New Zealand Dollar	0.2
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 3/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Canada	$ 1,540,354	$ 1,540,354	$ —	$ —
Cayman Islands	87,956	—	85,929	2,027
Ireland	156,169	27,250	128,919	—
South Korea	851,135	7,280	843,855	—
Other Country Categories*	16,519,580	—	16,519,580	—
Real Estate Investment Trusts*	242,559	—	242,559	—
Total Investments	$ 19,397,753	$ 1,574,884	$ 17,820,842	$ 2,027

*	See Portfolio of Investments for country breakout.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. Level 3 investments values are based on unobservable and non-quantitative inputs.

See Notes to Financial Statements

Emerging Markets Equity Select ETF (RNEM)
Portfolio of Investments
March 31, 2023
Shares	Description	Value
COMMON STOCKS (a) – 99.7%
	Bermuda – 0.2%
130	Credicorp Ltd.	$17,211
	Brazil – 8.7%
6,017	Ambev S.A.	17,012
4,837	Atacadao S.A.	11,824
12,602	Banco Bradesco S.A. (Preference Shares)	32,745
6,239	Banco do Brasil S.A.	48,143
7,921	Banco Santander Brasil S.A.	41,883
9,045	BB Seguridade Participacoes S.A.	58,016
1,029	Cia de Saneamento Basico do Estado de Sao Paulo	10,275
4,741	Cia Energetica de Minas Gerais (Preference Shares)	10,701
7,753	Cia Paranaense de Energia, Class B (Preference Shares)	10,616
41,429	Cosan S.A.	123,344
2,337	EDP - Energias do Brasil S.A.	10,301
1,218	Energisa S.A.	9,656
1,325	Engie Brasil Energia S.A.	10,501
1,896	Equatorial Energia S.A.	10,085
3,255	Hypera S.A.	24,211
8,565	Itau Unibanco Holding S.A. (Preference Shares)	41,807
27,170	Itausa S.A. (Preference Shares)	44,064
3,722	JBS S.A.	13,108
22,947	Klabin S.A.	81,901
11,374	Porto Seguro S.A.	52,781
4,114	Raia Drogasil S.A.	19,846
9,359	Suzano S.A.	76,815
781	Telefonica Brasil S.A.	5,957
2,619	TIM S.A.	6,501
1,310	Transmissora Alianca de Energia Eletrica S.A.	9,002
		781,095
	Cayman Islands – 2.3%
47,466	ESR Group Ltd. (b) (c) (d)	85,120
8,833	Hengan International Group Co., Ltd. (b)	40,915
24,000	Tingyi Cayman Islands Holding Corp. (b)	40,163
58,666	Want Want China Holdings Ltd. (b)	37,745
		203,943
	Chile – 0.9%
120,664	Banco de Chile	11,719
303,871	Banco Santander Chile	13,475
7,764	Cencosud S.A.	15,003
40,223	Cia Sud Americana de Vapores S.A. (b)	4,009
929	Empresas Copec S.A.	6,556
2,198	Falabella S.A. (b)	5,061
Shares	Description	Value

	Chile (Continued)
373	Sociedad Quimica y Minera de Chile S.A., Class B (Preference Shares) (b)	$29,972
		85,795
	China – 11.6%
128,761	Agricultural Bank of China Ltd., Class H (b)	47,683
117,194	Bank of China Ltd., Class H (b)	44,928
72,897	Bank of Communications Co., Ltd., Class H (b)	45,845
155,000	CGN Power Co., Ltd., Class H (b) (c) (d)	37,109
96,534	China CITIC Bank Corp., Ltd., Class H (b)	48,563
66,598	China Construction Bank Corp., Class H (b)	43,102
30,000	China Life Insurance Co., Ltd., Class H (b)	49,232
134,598	China Minsheng Banking Corp., Ltd., Class H (b)	46,120
145,999	China Petroleum & Chemical Corp., Class H (b)	86,157
192,999	China Railway Group Ltd., Class H (b)	117,775
511,331	China Tower Corp., Ltd., Class H (b) (c) (d)	61,886
22,500	CITIC Securities Co., Ltd., Class H (b)	48,127
82,398	Industrial & Commercial Bank of China Ltd., Class H (b)	43,790
20,233	New China Life Insurance Co., Ltd., Class H (b)	48,054
133,000	People’s Insurance Co. Group of China (The) Ltd., Class H (b)	44,380
152,000	PetroChina Co., Ltd., Class H (b)	89,792
38,000	PICC Property & Casualty Co., Ltd., Class H (b)	38,764
65,000	Postal Savings Bank of China Co., Ltd., Class H (b) (c) (d)	38,549
19,200	Sinopharm Group Co., Ltd., Class H (b)	58,018
		1,037,874
	Czech Republic – 0.3%
372	CEZ A.S.	18,067
175	Komercni Banka A.S. (b)	5,807
		23,874
	Egypt – 0.1%
5,273	Commercial International Bank Egypt SAE (b)	8,727
	Hong Kong – 0.9%
11,600	BOC Hong Kong Holdings Ltd. (b)	36,114

See Notes to Financial Statements

Emerging Markets Equity Select ETF (RNEM)
Portfolio of Investments (Continued)
March 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Hong Kong (Continued)
42,400	Guangdong Investment Ltd. (b)	$43,374
		79,488
	Hungary – 0.2%
1,039	MOL Hungarian Oil & Gas PLC (b)	7,610
510	OTP Bank Nyrt (b)	14,560
		22,170
	India – 26.7%
2,517	Bajaj Auto Ltd. (b)	119,066
21,019	Berger Paints India Ltd. (b)	149,064
7,164	Bharti Airtel Ltd. (b)	65,332
625	Britannia Industries Ltd. (b)	32,944
3,016	Cipla Ltd. (b)	33,103
1,474	Colgate-Palmolive India Ltd. (b)	27,066
4,191	Dabur India Ltd. (b)	27,828
776	Dr. Reddy’s Laboratories Ltd. (b)	43,758
9,662	HCL Technologies Ltd. (b)	128,269
9,237	HDFC Bank Ltd. (b)	181,681
891	Hindustan Unilever Ltd. (b)	27,825
15,230	ICICI Bank Ltd. (b)	162,754
6,374	Infosys Ltd. (b)	111,437
7,229	ITC Ltd. (b)	33,824
7,019	Larsen & Toubro Ltd. (b)	185,276
4,465	Marico Ltd. (b)	26,112
109	MRF Ltd. (b)	111,641
125	Nestle India Ltd. (b)	30,013
2,937	Pidilite Industries Ltd. (b)	84,249
125,511	Power Finance Corp., Ltd. (b)	232,325
22,945	Power Grid Corp. of India Ltd. (b)	63,169
139,664	REC Ltd. (b)	196,834
24,743	State Bank of India (b)	158,171
3,545	Sun Pharmaceutical Industries Ltd. (b)	42,477
3,059	Tata Consultancy Services Ltd. (b)	119,906
		2,394,124
	Indonesia – 3.2%
18,637	Adaro Energy Indonesia Tbk PT (b)	3,613
33,429	Aneka Tambang Tbk (b)	4,666
46,661	Astra International Tbk PT (b)	18,697
56,158	Bank Central Asia Tbk PT (b)	32,855
72,750	Bank Jago Tbk PT (b) (e)	11,790
50,945	Bank Mandiri Persero Tbk PT (b)	35,083
53,499	Bank Negara Indonesia Persero Tbk PT (b)	33,476
106,938	Bank Rakyat Indonesia Persero Tbk PT (b)	33,884
203,487	Berkah Beton Sadaya Tbk PT (b) (f)	8,075
Shares	Description	Value

	Indonesia (Continued)
1,928,415	Bukalapak.com PT Tbk (b) (e)	$32,077
17,698	Bukit Asam Tbk PT (b)	4,714
463,234	Bumi Resources Minerals Tbk PT (b) (e)	5,258
1,782	Indo Tambangraya Megah Tbk PT (b)	4,688
16,460	Merdeka Copper Gold Tbk PT (b) (e)	4,610
24,029	Perusahaan Gas Negara Tbk PT (b)	2,218
131,759	Sarana Menara Nusantara Tbk PT (b)	8,150
2,034,029	Smartfren Telecom Tbk PT (b) (e)	8,306
36,485	Telkom Indonesia Persero Tbk PT (b)	9,907
57,499	Tower Bersama Infrastructure Tbk PT (b)	8,293
5,038	United Tractors Tbk PT (b)	9,791
10,133	Vale Indonesia Tbk PT (b) (e)	4,502
		284,653
	Luxembourg – 0.1%
1,217	Allegro.eu S.A. (b) (c) (d) (e)	8,309
	Malaysia – 1.2%
13,300	CIMB Group Holdings Bhd (b)	16,029
13,800	Hartalega Holdings Bhd (b)	5,960
3,300	Hong Leong Bank Bhd (b)	15,137
3,900	IHH Healthcare Bhd (b)	5,080
4,800	Inari Amertron Bhd (b)	2,694
7,900	Malayan Banking Bhd (b)	15,354
5,600	Petronas Chemicals Group Bhd (b)	8,999
11,700	Press Metal Aluminium Holdings Bhd (b)	12,959
16,100	Public Bank Bhd (b)	14,611
12,200	RHB Bank Bhd (b)	15,436
		112,259
	Mexico – 4.3%
1,969	Arca Continental S.A.B. de C.V.	17,852
45,636	Cemex S.A.B. de C.V., Series CPO (e)	25,123
2,262	Fomento Economico Mexicano S.A.B. de C.V., Series UBD	21,534
1,480	Gruma S.A.B. de C.V., Class B	21,925
1,244	Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B	24,268
798	Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B	24,409
4,023	Grupo Bimbo S.A.B. de C.V., Series A	20,222
10,087	Grupo Financiero Banorte S.A.B. de C.V., Class O	84,928

See Notes to Financial Statements

Emerging Markets Equity Select ETF (RNEM)
Portfolio of Investments (Continued)
March 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Mexico (Continued)
8,416	Grupo Mexico S.A.B. de C.V., Series B	$39,810
10,610	Kimberly-Clark de Mexico S.A.B. de C.V., Class A	22,368
9,376	Orbia Advance Corp. S.A.B. de C.V.	20,391
14,761	Wal-Mart de Mexico S.A.B. de C.V.	58,979
		381,809
	Netherlands – 0.1%
958	NEPI Rockcastle N.V.	5,559
247	X5 Retail Group N.V., GDR (b) (c) (e) (f) (g)	0
		5,559
	Philippines – 1.6%
40,010	Ayala Land, Inc. (b)	19,609
13,054	BDO Unibank, Inc. (b)	30,960
9,520	International Container Terminal Services, Inc. (b)	37,379
2,060	SM Investments Corp. (b)	33,814
30,300	SM Prime Holdings, Inc. (b)	18,333
		140,095
	Poland – 0.8%
550	Bank Polska Kasa Opieki S.A. (b)	10,941
262	CD Projekt S.A. (b)	6,783
111	Dino Polska S.A. (b) (c) (d) (e)	10,082
267	KGHM Polska Miedz S.A. (b)	7,584
852	Polski Koncern Naftowy ORLEN S.A. (b)	11,500
1,529	Powszechna Kasa Oszczednosci Bank Polski S.A. (b)	10,147
1,442	Powszechny Zaklad Ubezpieczen S.A. (b)	11,742
		68,779
	Russia – 0.0%
7,696	Alrosa PJSC (b) (e) (f) (g)	0
40,399	Credit Bank of Moscow PJSC (b) (e) (f) (g)	0
172,018	Inter RAO UES PJSC (b) (f) (g)	0
96	Magnit PJSC (b) (e) (f) (g)	0
15,021	Magnitogorsk Iron & Steel Works PJSC (b) (e) (f) (g)	0
47	MMC Norilsk Nickel PJSC (b) (f) (g)	0
2,140	Mobile TeleSystems PJSC (b) (f) (g)	0
1,668	Moscow Exchange MICEX-RTS PJSC (b) (e) (f) (g)	0
4,741	Novolipetsk Steel PJSC (b) (f) (g)	0
Shares	Description	Value

	Russia (Continued)
85	Polyus PJSC (b) (e) (f) (g)	$0
676	Severstal PAO (b) (e) (f) (g)	0
10,776	Sistema PJSFC (b) (e) (f) (g)	0
3,253	Tatneft PJSC (b) (f) (g)	0
		0
	South Africa – 4.1%
1,490	Absa Group Ltd. (b)	15,230
3,252	African Rainbow Minerals Ltd. (b)	42,295
3,185	AngloGold Ashanti Ltd. (b)	77,570
730	Aspen Pharmacare Holdings Ltd. (b)	7,548
604	Bid Corp., Ltd.	13,518
565	Bidvest Group (The) Ltd.	8,042
169	Capitec Bank Holdings Ltd.	16,019
590	Clicks Group Ltd. (b)	8,487
2,507	Discovery Ltd. (b) (e)	19,668
814	Exxaro Resources Ltd. (b)	8,508
4,332	FirstRand Ltd. (b)	14,683
608	Foschini Group (The) Ltd. (b)	3,104
414	Mr Price Group Ltd.	3,353
1,806	MTN Group Ltd. (b)	12,939
1,872	MultiChoice Group (b)	13,009
1,317	Nedbank Group Ltd. (b)	16,070
26,902	Old Mutual Ltd. (b)	17,833
3,442	Pepkor Holdings Ltd. (c) (d)	3,333
1,982	Remgro Ltd.	14,964
5,100	Sanlam Ltd.	16,146
776	Shoprite Holdings Ltd. (b)	9,684
1,827	Standard Bank Group Ltd. (b)	17,714
1,171	Woolworths Holdings Ltd. (b)	4,206
		363,923
	Taiwan – 26.8%
54,181	Asia Cement Corp. (b)	77,152
74,337	Chang Hwa Commercial Bank Ltd. (b)	42,438
64,341	Cheng Shin Rubber Industry Co., Ltd. (b)	77,371
6,696	Chunghwa Telecom Co., Ltd. (b)	26,321
302,878	Compal Electronics, Inc. (b)	251,542
49,510	E.Sun Financial Holding Co., Ltd. (b)	41,231
48,598	Far Eastern New Century Corp. (b)	50,018
10,544	Far EasTone Telecommunications Co., Ltd. (b)	26,058
49,034	First Financial Holding Co., Ltd. (b)	42,679
22,752	Formosa Chemicals & Fibre Corp. (b)	51,639
7,811	Highwealth Construction Corp. (b)	10,570

See Notes to Financial Statements

Emerging Markets Equity Select ETF (RNEM)
Portfolio of Investments (Continued)
March 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Taiwan (Continued)
64,436	Hon Hai Precision Industry Co., Ltd. (b)	$220,564
57,298	Hua Nan Financial Holdings Co., Ltd. (b)	42,151
287,007	Inventec Corp. (b)	301,668
40,927	Mega Financial Holding Co., Ltd. (b)	44,356
85,246	Powertech Technology, Inc. (b)	255,314
2,371	President Chain Store Corp. (b)	21,013
26,249	Shanghai Commercial & Savings Bank (The) Ltd. (b)	40,514
74,195	SinoPac Financial Holdings Co., Ltd. (b)	40,566
63,158	Taiwan Cement Corp. (b)	75,537
48,567	Taiwan Cooperative Financial Holding Co., Ltd. (b)	41,707
7,985	Taiwan Mobile Co., Ltd. (b)	26,495
9,952	Uni-President Enterprises Corp. (b)	23,526
247,550	Wistron Corp. (b)	340,792
141,495	WPG Holdings Ltd. (b)	233,789
		2,405,011
	Thailand – 4.5%
2,600	Advanced Info Service PCL	16,119
6,100	Airports of Thailand PCL (e)	12,666
4,500	Bangkok Bank PCL (b)	19,958
40,500	Bangkok Dusit Medical Services PCL, Class F	34,939
48,300	Bangkok Expressway & Metro PCL	12,501
47,100	BTS Group Holdings PCL	9,779
14,500	Charoen Pokphand Foods PCL	8,990
6,400	CP ALL PCL (b)	11,607
5,400	Electricity Generating PCL	24,556
29,000	Home Product Center PCL	12,212
7,000	Intouch Holdings PCL, Class F	15,148
4,300	Kasikornbank PCL (b)	16,684
36,800	Krung Thai Bank PCL	17,757
10,700	Krungthai Card PCL	16,975
87,400	Land & Houses PCL	25,176
13,300	Osotspa PCL	11,960
10,000	PTT Global Chemical PCL	13,379
36,200	PTT Oil & Retail Business PCL	22,549
27,400	PTT PCL (b)	25,406
21,800	Ratch Group PCL	24,545
8,500	SCG Packaging PCL	11,497
1,400	Siam Cement (The) PCL	12,897
20,308	Siam Global House PCL	10,987
23,000	Thai Beverage PCL (b)	10,906
19,400	Thai Union Group PCL, Class F	7,999
		407,192
	Turkey – 1.1%
5,440	Akbank T.A.S. (b)	4,814
Shares	Description	Value

	Turkey (Continued)
297	Aksa Enerji Uretim A.S.	$434
865	Arcelik A.S. (b)	5,292
3,198	Aselsan Elektronik Sanayi Ve Ticaret A.S. (b)	8,668
1,240	BIM Birlesik Magazalar A.S. (b)	9,631
3,147	Eregli Demir ve Celik Fabrikalari T.A.S. (b) (e)	5,823
178	Ford Otomotiv Sanayi A.S. (b)	5,436
2,382	Haci Omer Sabanci Holding A.S. (b)	4,926
2,350	KOC Holding A.S. (b)	9,387
635	Tofas Turk Otomobil Fabrikasi A.S. (b)	6,196
823	Turk Hava Yollari AO (b) (e)	5,096
2,739	Turkcell Iletisim Hizmetleri A.S. (b)	4,583
3,161	Turkiye Garanti Bankasi A.S. (b)	4,603
8,167	Turkiye Is Bankasi A.S., Class C (b)	5,529
368	Turkiye Petrol Rafinerileri A.S. (b)	10,188
3,686	Turkiye Sise ve Cam Fabrikalari A.S. (b)	8,141
		98,747
	Total Common Stocks	8,930,637
	(Cost $8,670,810)
REAL ESTATE INVESTMENT TRUSTS (a) – 0.3%
	Mexico – 0.2%
11,411	Fibra Uno Administracion S.A. de C.V.	15,977
	South Africa – 0.1%
6,586	Growthpoint Properties Ltd. (b)	4,838
	Total Real Estate Investment Trusts	20,815
	(Cost $20,291)
	Total Investments – 100.0%	8,951,452
	(Cost $8,691,101)
	Net Other Assets and Liabilities – 0.0%	4,267
	Net Assets – 100.0%	$8,955,719

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

See Notes to Financial Statements

Emerging Markets Equity Select ETF (RNEM)
Portfolio of Investments (Continued)
March 31, 2023
(b)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At March 31, 2023, securities noted as such are valued at $7,286,541 or 81.4% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(d)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(e)	Non-income producing security.
(f)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(g)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).

GDR	Global Depositary Receipt

Currency Exposure Diversification	% of Total Investments
New Taiwan Dollar	26.9%
Indian Rupee	26.7
Hong Kong Dollar	14.8
Brazilian Real	8.7
Mexican Peso	4.4
Thai Baht	4.4
South African Rand	4.2
Indonesian Rupiah	3.2
Philippine Peso	1.6
Malaysian Ringgit	1.2
Turkish Lira	1.1
Chilean Peso	1.0
Polish Zloty	0.9
Czech Republic Koruna	0.3
Hungarian Forint	0.2
United States Dollar	0.2
Singapore Dollar	0.1
Egyptian Pound	0.1
Russian Ruble	0.0*
Total	100.0%

*	Investment is valued at $0.
See Notes to Financial Statements

Emerging Markets Equity Select ETF (RNEM)
Portfolio of Investments (Continued)
March 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 3/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Bermuda	$ 17,211	$ 17,211	$ —	$ —
Brazil	781,095	781,095	—	—
Chile	85,795	46,753	39,042	—
Czech Republic	23,874	18,067	5,807	—
Mexico	381,809	381,809	—	—
Netherlands	5,559	5,559	—	—*
Russia	—*	—	—	—*
South Africa	363,923	75,375	288,548	—
Turkey	98,747	434	98,313	—
Other Country Categories**	7,172,624	—	7,172,624	—
Real Estate Investment Trusts:
Mexico	15,977	15,977	—	—
South Africa	4,838	—	4,838	—
Total Investments	$ 8,951,452	$ 1,342,280	$ 7,609,172	$—*

*	Investment is valued at $0.
**	See Portfolio of Investments for country breakout.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. Level 3 investments values are based on unobservable and non-quantitative inputs.

See Notes to Financial Statements

Large Cap US Equity Select ETF (RNLC)
Portfolio of Investments
March 31, 2023
Shares	Description	Value
COMMON STOCKS – 97.0%
	Aerospace & Defense – 1.4%
124	General Dynamics Corp.	$28,298
201	HEICO Corp.	34,379
783	Howmet Aerospace, Inc.	33,176
148	L3Harris Technologies, Inc.	29,043
63	Lockheed Martin Corp.	29,782
57	Northrop Grumman Corp.	26,318
306	Raytheon Technologies Corp.	29,967
436	Textron, Inc.	30,795
		241,758
	Air Freight & Logistics – 0.8%
337	CH Robinson Worldwide, Inc.	33,488
297	Expeditors International of Washington, Inc.	32,706
178	FedEx Corp.	40,671
178	United Parcel Service, Inc., Class B	34,530
		141,395
	Automobiles – 0.8%
5,582	Ford Motor Co.	70,333
1,837	General Motors Co.	67,381
		137,714
	Banks – 2.1%
964	Bank of America Corp.	27,570
706	Citigroup, Inc.	33,104
811	Citizens Financial Group, Inc.	24,630
973	Fifth Third Bancorp	25,921
262	First Republic Bank	3,665
2,264	Huntington Bancshares, Inc.	25,357
238	JPMorgan Chase & Co.	31,014
1,832	KeyCorp	22,937
220	M&T Bank Corp.	26,305
202	PNC Financial Services Group (The), Inc.	25,674
1,480	Regions Financial Corp.	27,469
742	Truist Financial Corp.	25,302
732	US Bancorp	26,389
773	Wells Fargo & Co.	28,895
		354,232
	Beverages – 1.0%
520	Brown-Forman Corp., Class B	33,420
537	Coca-Cola (The) Co.	33,310
147	Constellation Brands, Inc., Class A	33,206
958	Keurig Dr. Pepper, Inc.	33,798
189	PepsiCo, Inc.	34,455
		168,189
	Biotechnology – 1.3%
486	AbbVie, Inc.	77,454
299	Amgen, Inc.	72,283
Shares	Description	Value

	Biotechnology (Continued)
915	Gilead Sciences, Inc.	$75,918
		225,655
	Broadline Retail – 0.4%
1,490	eBay, Inc.	66,111
	Building Products – 0.9%
131	Carlisle Cos., Inc.	29,615
748	Carrier Global Corp.	34,221
482	Johnson Controls International PLC	29,026
662	Masco Corp.	32,915
184	Trane Technologies PLC	33,852
		159,629
	Capital Markets – 4.3%
103	Ameriprise Financial, Inc.	31,570
701	Bank of New York Mellon (The) Corp.	31,853
45	BlackRock, Inc.	30,110
430	Blackstone, Inc.	37,771
1,070	Carlyle Group (The), Inc.	33,234
254	Cboe Global Markets, Inc.	34,097
383	Charles Schwab (The) Corp.	20,062
190	CME Group, Inc.	36,389
80	FactSet Research Systems, Inc.	33,207
1,210	Franklin Resources, Inc.	32,597
93	Goldman Sachs Group (The), Inc.	30,421
311	Intercontinental Exchange, Inc.	32,434
688	KKR & Co., Inc.	36,134
148	LPL Financial Holdings, Inc.	29,955
115	Moody’s Corp.	35,192
375	Morgan Stanley	32,925
69	MSCI, Inc.	38,619
520	Nasdaq, Inc.	28,428
361	Northern Trust Corp.	31,815
299	Raymond James Financial, Inc.	27,888
95	S&P Global, Inc.	32,753
411	State Street Corp.	31,109
293	T. Rowe Price Group, Inc.	33,080
		741,643
	Chemicals – 1.7%
41	Air Products and Chemicals, Inc.	11,776
58	Albemarle Corp.	12,820
123	Celanese Corp.	13,393
147	CF Industries Holdings, Inc.	10,656
581	Corteva, Inc.	35,040
249	Dow, Inc.	13,650
450	DuPont de Nemours, Inc.	32,297
154	Eastman Chemical Co.	12,988
86	Ecolab, Inc.	14,236
100	FMC Corp.	12,213
120	International Flavors & Fragrances, Inc.	11,035

See Notes to Financial Statements

Large Cap US Equity Select ETF (RNLC)
Portfolio of Investments (Continued)
March 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Chemicals (Continued)
151	LyondellBasell Industries N.V., Class A	$14,177
286	Mosaic (The) Co.	13,122
246	PPG Industries, Inc.	32,861
130	Sherwin-Williams (The) Co.	29,220
122	Westlake Corp.	14,150
		283,634
	Commercial Services & Supplies – 0.8%
68	Cintas Corp.	31,462
143	Republic Services, Inc.	19,337
1,691	Rollins, Inc.	63,463
118	Waste Management, Inc.	19,254
		133,516
	Communications Equipment – 1.1%
1,838	Cisco Systems, Inc.	96,082
340	Motorola Solutions, Inc.	97,284
		193,366
	Construction & Engineering – 0.2%
217	Quanta Services, Inc.	36,161
	Construction Materials – 0.4%
91	Martin Marietta Materials, Inc.	32,310
176	Vulcan Materials Co.	30,195
		62,505
	Consumer Finance – 0.7%
209	American Express Co.	34,475
332	Capital One Financial Corp.	31,925
326	Discover Financial Services	32,222
940	Synchrony Financial	27,335
		125,957
	Consumer Staples Distribution & Retail – 2.1%
135	Costco Wholesale Corp.	67,077
251	Dollar General Corp.	52,826
766	Kroger (The) Co.	37,817
447	Sysco Corp.	34,522
415	Target Corp.	68,737
914	Walgreens Boots Alliance, Inc.	31,606
436	Walmart, Inc.	64,288
		356,873
	Containers & Packaging – 0.5%
69	Avery Dennison Corp.	12,346
604	Ball Corp.	33,286
362	International Paper Co.	13,054
Shares	Description	Value

	Containers & Packaging (Continued)
241	Packaging Corp. of America	$33,458
		92,144
	Distributors – 1.1%
356	Genuine Parts Co.	59,562
1,157	LKQ Corp.	65,671
204	Pool Corp.	69,858
		195,091
	Diversified Telecommunication Services – 1.0%
4,756	AT&T, Inc.	91,553
2,222	Verizon Communications, Inc.	86,414
		177,967
	Electric Utilities – 1.5%
334	Alliant Energy Corp.	17,836
194	American Electric Power Co., Inc.	17,652
214	Constellation Energy Corp.	16,799
179	Duke Energy Corp.	17,268
290	Edison International	20,471
164	Entergy Corp.	17,669
293	Evergy, Inc.	17,908
220	Eversource Energy	17,217
427	Exelon Corp.	17,887
440	FirstEnergy Corp.	17,626
221	NextEra Energy, Inc.	17,035
631	PPL Corp.	17,536
258	Southern (The) Co.	17,952
263	Xcel Energy, Inc.	17,737
		248,593
	Electrical Equipment – 0.8%
221	AMETEK, Inc.	32,118
197	Eaton Corp. PLC	33,754
321	Emerson Electric Co.	27,972
120	Rockwell Automation, Inc.	35,214
		129,058
	Electronic Equipment, Instruments & Components – 3.0%
1,522	Amphenol Corp., Class A	124,378
649	CDW Corp.	126,484
3,628	Corning, Inc.	127,996
1,009	TE Connectivity Ltd.	132,330
		511,188
	Energy Equipment & Services – 0.6%
1,197	Baker Hughes Co.	34,545
898	Halliburton Co.	28,413

See Notes to Financial Statements

Large Cap US Equity Select ETF (RNLC)
Portfolio of Investments (Continued)
March 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Energy Equipment & Services (Continued)
661	Schlumberger N.V.	$32,455
		95,413
	Entertainment – 0.4%
506	Electronic Arts, Inc.	60,948
	Financial Services – 1.1%
500	Apollo Global Management, Inc.	31,580
455	Fidelity National Information Services, Inc.	24,720
311	Global Payments, Inc.	32,730
176	Jack Henry & Associates, Inc.	26,527
89	Mastercard, Inc., Class A	32,343
149	Visa, Inc., Class A	33,594
		181,494
	Food Products – 2.5%
368	Archer-Daniels-Midland Co.	29,315
342	Bunge Ltd.	32,668
602	Campbell Soup Co.	33,098
883	Conagra Brands, Inc.	33,165
407	General Mills, Inc.	34,782
148	Hershey (The) Co.	37,653
750	Hormel Foods Corp.	29,910
216	J.M. Smucker (The) Co.	33,992
479	Kellogg Co.	32,074
839	Kraft Heinz (The) Co.	32,444
412	McCormick & Co., Inc.	34,282
513	Mondelez International, Inc., Class A	35,766
549	Tyson Foods, Inc., Class A	32,567
		431,716
	Gas Utilities – 0.1%
165	Atmos Energy Corp.	18,539
	Ground Transportation – 0.9%
997	CSX Corp.	29,850
177	JB Hunt Transport Services, Inc.	31,056
125	Norfolk Southern Corp.	26,500
109	Old Dominion Freight Line, Inc.	37,152
149	Union Pacific Corp.	29,988
		154,546
	Health Care Equipment & Supplies – 4.2%
715	Abbott Laboratories	72,401
1,541	Baxter International, Inc.	62,503
309	Becton Dickinson and Co.	76,490
238	Cooper (The) Cos., Inc.	88,859
1,011	Medtronic PLC	81,507
377	ResMed, Inc.	82,559
425	STERIS PLC	81,294
321	Stryker Corp.	91,636
Shares	Description	Value

	Health Care Equipment & Supplies (Continued)
616	Zimmer Biomet Holdings, Inc.	$79,587
		716,836
	Health Care Providers & Services – 4.0%
206	AmerisourceBergen Corp.	32,983
1,022	Cardinal Health, Inc.	77,161
237	Cigna (The) Group	60,561
367	CVS Health Corp.	27,272
153	Elevance Health, Inc.	70,351
327	HCA Healthcare, Inc.	86,223
153	Humana, Inc.	74,275
334	Laboratory Corp of America Holdings	76,626
91	McKesson Corp.	32,401
502	Quest Diagnostics, Inc.	71,023
148	UnitedHealth Group, Inc.	69,943
		678,819
	Hotels, Restaurants & Leisure – 3.2%
447	Darden Restaurants, Inc.	69,356
178	Domino’s Pizza, Inc.	58,717
489	Hilton Worldwide Holdings, Inc.	68,885
415	Marriott International, Inc., Class A	68,907
234	McDonald’s Corp.	65,429
1,843	MGM Resorts International	81,866
623	Starbucks Corp.	64,873
482	Yum! Brands, Inc.	63,663
		541,696
	Household Durables – 1.2%
693	DR Horton, Inc.	67,699
669	Garmin Ltd.	67,516
683	Lennar Corp., Class A	71,790
		207,005
	Household Products – 1.0%
424	Church & Dwight Co., Inc.	37,486
243	Clorox (The) Co.	38,452
434	Colgate-Palmolive Co.	32,615
252	Kimberly-Clark Corp.	33,824
225	Procter & Gamble (The) Co.	33,455
		175,832
	Independent Power & Renewable Electricity Producers – 0.1%
641	AES (The) Corp.	15,435
	Industrial Conglomerates – 0.5%
257	3M Co.	27,013
368	General Electric Co.	35,181

See Notes to Financial Statements

Large Cap US Equity Select ETF (RNLC)
Portfolio of Investments (Continued)
March 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Industrial Conglomerates (Continued)
144	Honeywell International, Inc.	$27,521
		89,715
	Insurance – 3.0%
444	Aflac, Inc.	28,647
235	Allstate (The) Corp.	26,040
505	American International Group, Inc.	25,432
106	Aon PLC, Class A	33,421
169	Arthur J. Gallagher & Co.	32,331
560	Brown & Brown, Inc.	32,155
145	Chubb Ltd.	28,156
312	Cincinnati Financial Corp.	34,969
421	Hartford Financial Services Group (The), Inc.	29,339
547	Loews Corp.	31,737
193	Marsh & McLennan Cos., Inc.	32,144
441	MetLife, Inc.	25,552
380	Principal Financial Group, Inc.	28,242
246	Progressive (The) Corp.	35,193
321	Prudential Financial, Inc.	26,560
170	Travelers (The) Cos., Inc.	29,140
440	W.R. Berkley Corp.	27,394
		506,452
	IT Services – 1.6%
116	Accenture PLC, Class A	33,154
2,026	Cognizant Technology Solutions Corp., Class A	123,444
823	International Business Machines Corp.	107,887
		264,485
	Life Sciences Tools & Services – 2.9%
525	Agilent Technologies, Inc.	72,628
948	Bio-Techne Corp.	70,332
296	Danaher Corp.	74,604
560	PerkinElmer, Inc.	74,626
143	Thermo Fisher Scientific, Inc.	82,421
334	West Pharmaceutical Services, Inc.	115,721
		490,332
	Machinery – 2.8%
129	Caterpillar, Inc.	29,520
127	Cummins, Inc.	30,338
72	Deere & Co.	29,727
228	Dover Corp.	34,642
481	Fortive Corp.	32,790
135	IDEX Corp.	31,189
140	Illinois Tool Works, Inc.	34,083
591	Ingersoll Rand, Inc.	34,384
130	Nordson Corp.	28,894
Shares	Description	Value

	Machinery (Continued)
394	Otis Worldwide Corp.	$33,254
468	PACCAR, Inc.	34,258
106	Parker-Hannifin Corp.	35,628
411	Stanley Black & Decker, Inc.	33,118
309	Westinghouse Air Brake Technologies Corp.	31,228
279	Xylem, Inc.	29,211
		482,264
	Media – 1.9%
2,504	Comcast Corp., Class A	94,927
2,034	Fox Corp., Class A	69,258
757	Omnicom Group, Inc.	71,415
3,660	Paramount Global, Class B	81,654
		317,254
	Metals & Mining – 0.3%
330	Freeport-McMoRan, Inc.	13,500
266	Newmont Corp.	13,039
95	Nucor Corp.	14,675
128	Steel Dynamics, Inc.	14,472
		55,686
	Multi-Utilities – 0.9%
207	Ameren Corp.	17,883
615	CenterPoint Energy, Inc.	18,118
291	CMS Energy Corp.	17,861
193	Consolidated Edison, Inc.	18,464
301	Dominion Energy, Inc.	16,829
157	DTE Energy Co.	17,198
301	Public Service Enterprise Group, Inc.	18,797
119	Sempra Energy	17,988
197	WEC Energy Group, Inc.	18,674
		161,812
	Oil, Gas & Consumable Fuels – 4.4%
757	APA Corp.	27,297
236	Cheniere Energy, Inc.	37,194
197	Chevron Corp.	32,143
300	ConocoPhillips	29,763
1,439	Coterra Energy, Inc.	35,313
575	Devon Energy Corp.	29,101
258	Diamondback Energy, Inc.	34,874
273	EOG Resources, Inc.	31,294
1,045	EQT Corp.	33,346
320	Exxon Mobil Corp.	35,091
249	Hess Corp.	32,953
1,955	Kinder Morgan, Inc.	34,232
1,306	Marathon Oil Corp.	31,292
304	Marathon Petroleum Corp.	40,988
561	Occidental Petroleum Corp.	35,023
538	ONEOK, Inc.	34,184
697	Ovintiv, Inc.	25,148
340	Phillips 66	34,469

See Notes to Financial Statements

Large Cap US Equity Select ETF (RNLC)
Portfolio of Investments (Continued)
March 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Oil, Gas & Consumable Fuels (Continued)
155	Pioneer Natural Resources Co.	$31,657
481	Targa Resources Corp.	35,089
15	Texas Pacific Land Corp.	25,515
279	Valero Energy Corp.	38,948
1,074	Williams (The) Cos., Inc.	32,070
		756,984
	Personal Care Products – 0.4%
249	Estee Lauder (The) Cos., Inc., Class A	61,369
	Pharmaceuticals – 2.6%
1,092	Bristol-Myers Squibb Co.	75,687
215	Eli Lilly & Co.	73,835
445	Johnson & Johnson	68,975
708	Merck & Co., Inc.	75,324
1,533	Pfizer, Inc.	62,546
536	Zoetis, Inc.	89,212
		445,579
	Professional Services – 2.8%
129	Automatic Data Processing, Inc.	28,719
295	Booz Allen Hamilton Holding Corp.	27,344
238	Broadridge Financial Solutions, Inc.	34,884
159	Equifax, Inc.	32,252
257	Jacobs Solutions, Inc.	30,200
1,102	Leidos Holdings, Inc.	101,450
267	Paychex, Inc.	30,596
2,226	SS&C Technologies Holdings, Inc.	125,702
544	TransUnion	33,804
175	Verisk Analytics, Inc.	33,575
		478,526
	Semiconductors & Semiconductor Equipment – 14.5%
706	Analog Devices, Inc.	139,237
1,190	Applied Materials, Inc.	146,168
207	Broadcom, Inc.	132,799
1,767	Entegris, Inc.	144,912
4,385	Intel Corp.	143,258
307	KLA Corp.	122,545
276	Lam Research Corp.	146,313
3,129	Marvell Technology, Inc.	135,486
1,650	Microchip Technology, Inc.	138,237
2,319	Micron Technology, Inc.	139,928
328	Monolithic Power Systems, Inc.	164,177
793	NVIDIA Corp.	220,272
733	NXP Semiconductors N.V.	136,686
1,054	QUALCOMM, Inc.	134,469
1,272	Skyworks Solutions, Inc.	150,070
Shares	Description	Value

	Semiconductors & Semiconductor Equipment (Continued)
1,327	Teradyne, Inc.	$142,666
701	Texas Instruments, Inc.	130,393
		2,467,616
	Software – 3.6%
5,408	Gen Digital, Inc.	92,801
298	Intuit, Inc.	132,857
483	Microsoft Corp.	139,249
1,418	Oracle Corp.	131,761
268	Roper Technologies, Inc.	118,105
		614,773
	Specialty Retail – 2.1%
770	Best Buy Co., Inc.	60,268
196	Home Depot (The), Inc.	57,844
310	Lowe’s Cos., Inc.	61,991
532	Ross Stores, Inc.	56,461
776	TJX (The) Cos., Inc.	60,807
275	Tractor Supply Co.	64,636
		362,007
	Technology Hardware, Storage & Peripherals – 3.9%
892	Apple, Inc.	147,091
7,261	Hewlett Packard Enterprise Co.	115,668
4,313	HP, Inc.	126,586
1,929	NetApp, Inc.	123,167
2,203	Seagate Technology Holdings PLC	145,662
		658,174
	Textiles, Apparel & Luxury Goods – 0.7%
528	NIKE, Inc., Class B	64,754
2,238	VF Corp.	51,272
		116,026
	Tobacco – 0.4%
747	Altria Group, Inc.	33,331
338	Philip Morris International, Inc.	32,871
		66,202
	Trading Companies & Distributors – 0.3%
265	Fastenal Co.	14,294
56	WW Grainger, Inc.	38,573
		52,867
	Water Utilities – 0.2%
121	American Water Works Co., Inc.	17,725

See Notes to Financial Statements

Large Cap US Equity Select ETF (RNLC)
Portfolio of Investments (Continued)
March 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Water Utilities (Continued)
386	Essential Utilities, Inc.	$16,849
		34,574
	Total Common Stocks	16,543,355
	(Cost $16,310,372)
REAL ESTATE INVESTMENT TRUSTS – 2.8%
	Diversified REITs – 0.1%
189	WP Carey, Inc.	14,638
	Health Care REITs – 0.3%
590	Healthpeak Properties, Inc.	12,962
328	Ventas, Inc.	14,219
226	Welltower, Inc.	16,202
		43,383
	Hotel & Resort REITs – 0.1%
922	Host Hotels & Resorts, Inc.	15,204
	Industrial REITs – 0.1%
131	Prologis, Inc.	16,345
	Office REITs – 0.1%
102	Alexandria Real Estate Equities, Inc.	12,810
219	Boston Properties, Inc.	11,852
		24,662
	Residential REITs – 0.9%
491	American Homes 4 Rent, Class A	15,442
92	AvalonBay Communities, Inc.	15,461
132	Camden Property Trust	13,839
229	Equity LifeStyle Properties, Inc.	15,373
251	Equity Residential	15,060
70	Essex Property Trust, Inc.	14,640
499	Invitation Homes, Inc.	15,584
94	Mid-America Apartment Communities, Inc.	14,198
103	Sun Communities, Inc.	14,510
382	UDR, Inc.	15,685
		149,792
	Retail REITs – 0.2%
698	Kimco Realty Corp.	13,632
233	Realty Income Corp.	14,754
126	Simon Property Group, Inc.	14,108
		42,494
	Specialized REITs – 1.0%
70	American Tower Corp.	14,304
109	Crown Castle, Inc.	14,589
148	Digital Realty Trust, Inc.	14,550
23	Equinix, Inc.	16,584
101	Extra Space Storage, Inc.	16,456
284	Gaming and Leisure Properties, Inc.	14,785
Shares	Description	Value

	Specialized REITs (Continued)
297	Iron Mountain, Inc.	$15,714
53	Public Storage	16,013
53	SBA Communications Corp.	13,837
457	VICI Properties, Inc.	14,907
477	Weyerhaeuser Co.	14,372
		166,111
	Total Real Estate Investment Trusts	472,629
	(Cost $513,719)
	Total Investments – 99.8%	17,015,984
	(Cost $16,824,091)
	Net Other Assets and Liabilities – 0.2%	29,529
	Net Assets – 100.0%	$17,045,513

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 3/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 16,543,355	$ 16,543,355	$ —	$ —
Real Estate Investment Trusts*	472,629	472,629	—	—
Total Investments	$ 17,015,984	$ 17,015,984	$—	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

Mid Cap US Equity Select ETF (RNMC)
Portfolio of Investments
March 31, 2023
Shares	Description	Value
COMMON STOCKS – 92.5%
	Aerospace & Defense – 1.6%
543	BWX Technologies, Inc.	$34,231
189	Curtiss-Wright Corp.	33,313
417	Hexcel Corp.	28,460
137	Huntington Ingalls Industries, Inc.	28,362
1,066	Spirit AeroSystems Holdings, Inc., Class A	36,809
327	Woodward, Inc.	31,840
		193,015
	Automobile Components – 1.5%
996	BorgWarner, Inc.	48,914
1,470	Gentex Corp.	41,204
434	LCI Industries	47,684
323	Lear Corp.	45,055
		182,857
	Automobiles – 0.6%
964	Harley-Davidson, Inc.	36,603
531	Thor Industries, Inc.	42,289
		78,892
	Banks – 5.4%
261	BancFirst Corp.	21,689
576	Bank OZK	19,699
222	BOK Financial Corp.	18,739
935	Cadence Bank	19,411
345	Comerica, Inc.	14,980
339	Commerce Bancshares, Inc.	19,781
366	Community Bank System, Inc.	19,211
172	Cullen/Frost Bankers, Inc.	18,118
894	CVB Financial Corp.	14,912
350	East West Bancorp, Inc.	19,425
1,337	Eastern Bankshares, Inc.	16,873
31	First Citizens BancShares, Inc., Class A	30,166
669	First Financial Bankshares, Inc.	21,341
596	First Interstate BancSystem, Inc., Class A	17,797
1,767	FNB Corp.	20,497
467	Glacier Bancorp, Inc.	19,619
476	Hancock Whitney Corp.	17,326
1,012	Home BancShares, Inc.	21,970
273	Independent Bank Corp.	17,914
2,681	New York Community Bancorp, Inc.	24,236
1,280	Old National Bancorp	18,458
314	Pinnacle Financial Partners, Inc.	17,320
348	Popular, Inc.	19,979
317	Prosperity Bancshares, Inc.	19,502
335	ServisFirst Bancshares, Inc.	18,301
302	SouthState Corp.	21,520
614	Synovus Financial Corp.	18,930
276	UMB Financial Corp.	15,931
Shares	Description	Value

	Banks (Continued)
569	United Bankshares, Inc.	$20,029
681	United Community Banks, Inc.	19,150
2,039	Valley National Bancorp	18,840
487	Webster Financial Corp.	19,198
387	Western Alliance Bancorp	13,754
273	Wintrust Financial Corp.	19,915
469	Zions Bancorp N.A.	14,037
		668,568
	Beverages – 0.7%
78	Coca-Cola Consolidated, Inc.	41,736
776	Molson Coors Beverage Co., Class B	40,104
		81,840
	Broadline Retail – 0.9%
1,588	Kohl’s Corp.	37,381
1,942	Macy’s, Inc.	33,966
2,484	Nordstrom, Inc.	40,415
		111,762
	Building Products – 2.7%
551	A.O. Smith Corp.	38,101
385	Advanced Drainage Systems, Inc.	32,421
300	Allegion PLC	32,019
460	Armstrong World Industries, Inc.	32,770
552	Fortune Brands Innovations, Inc.	32,419
132	Lennox International, Inc.	33,169
370	Owens Corning	35,446
356	Simpson Manufacturing Co., Inc.	39,032
310	UFP Industries, Inc.	24,636
1,492	Zurn Elkay Water Solutions Corp.	31,869
		331,882
	Capital Markets – 2.7%
146	Affiliated Managers Group, Inc.	20,793
337	Ares Management Corp., Class A	28,119
357	Cohen & Steers, Inc.	22,834
211	Evercore, Inc., Class A	24,345
265	Houlihan Lokey, Inc.	23,185
319	Interactive Brokers Group, Inc., Class A	26,337
1,282	Invesco, Ltd.	21,025
673	Jefferies Financial Group, Inc.	21,361
664	Lazard Ltd., Class A	21,985
83	MarketAxess Holdings, Inc.	32,477
106	Morningstar, Inc.	21,521
395	SEI Investments Co.	22,732
395	Stifel Financial Corp.	23,341
355	Tradeweb Markets, Inc., Class A	28,052
		338,107
	Chemicals – 2.9%
228	Ashland, Inc.	23,418

See Notes to Financial Statements

Mid Cap US Equity Select ETF (RNMC)
Portfolio of Investments (Continued)
March 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Chemicals (Continued)
727	Avient Corp.	$29,923
201	Balchem Corp.	25,422
367	Cabot Corp.	28,127
802	Chemours (The) Co.	24,012
1,350	Element Solutions, Inc.	26,068
440	HB Fuller Co.	30,118
892	Huntsman Corp.	24,405
464	Olin Corp.	25,752
324	RPM International, Inc.	28,266
505	Scotts Miracle-Gro (The) Co.	35,219
337	Sensient Technologies Corp.	25,801
751	Valvoline, Inc.	26,240
		352,771
	Commercial Services & Supplies – 0.5%
219	MSA Safety, Inc.	29,237
217	Tetra Tech, Inc.	31,879
		61,116
	Communications Equipment – 0.6%
2,181	Juniper Networks, Inc.	75,070
	Construction & Engineering – 1.4%
371	AECOM	31,283
274	Comfort Systems USA, Inc.	39,993
213	EMCOR Group, Inc.	34,632
1,040	MDU Resources Group, Inc.	31,699
95	Valmont Industries, Inc.	30,331
		167,938
	Construction Materials – 0.3%
237	Eagle Materials, Inc.	34,780
	Consumer Finance – 0.7%
943	Ally Financial, Inc.	24,037
265	FirstCash Holdings, Inc.	25,273
692	OneMain Holdings, Inc.	25,659
1,389	SLM Corp.	17,210
		92,179
	Consumer Staples Distribution & Retail – 0.3%
178	Casey’s General Stores, Inc.	38,530
	Containers & Packaging – 2.3%
287	AptarGroup, Inc.	33,920
522	Berry Global Group, Inc.	30,746
384	Crown Holdings, Inc.	31,761
1,418	Graphic Packaging Holding Co.	36,145
470	Greif, Inc., Class A	29,784
632	Sealed Air Corp.	29,015
609	Silgan Holdings, Inc.	32,685
Shares	Description	Value

	Containers & Packaging (Continued)
520	Sonoco Products Co.	$31,720
896	WestRock Co.	27,301
		283,077
	Diversified Consumer Services – 0.8%
3,478	ADT, Inc.	25,146
1,098	H&R Block, Inc.	38,705
580	Service Corp. International	39,892
		103,743
	Diversified Telecommunication Services – 0.3%
13,352	Lumen Technologies, Inc.	35,383
	Electric Utilities – 1.5%
419	ALLETE, Inc.	26,971
647	Hawaiian Electric Industries, Inc.	24,845
251	IDACORP, Inc.	27,191
849	NRG Energy, Inc.	29,112
683	OGE Energy Corp.	25,722
356	Pinnacle West Capital Corp.	28,209
552	Portland General Electric Co.	26,987
		189,037
	Electrical Equipment – 1.6%
190	Acuity Brands, Inc.	34,719
134	Hubbell, Inc.	32,603
263	Regal Rexnord Corp.	37,012
6,765	Vertiv Holdings Co.	96,807
		201,141
	Electronic Equipment, Instruments & Components – 4.5%
2,222	Avnet, Inc.	100,434
670	Cognex Corp.	33,198
1,355	Jabil, Inc.	119,457
143	Littelfuse, Inc.	38,337
2,504	National Instruments Corp.	131,235
976	TD SYNNEX Corp.	94,467
1,632	Vontier Corp.	44,619
		561,747
	Energy Equipment & Services – 0.7%
963	ChampionX Corp.	26,126
563	Helmerich & Payne, Inc.	20,127
1,337	NOV, Inc.	24,748
1,658	Patterson-UTI Energy, Inc.	19,399
		90,400
	Entertainment – 0.3%
1,145	Warner Music Group Corp., Class A	38,209

See Notes to Financial Statements

Mid Cap US Equity Select ETF (RNMC)
Portfolio of Investments (Continued)
March 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Financial Services – 1.4%
802	Equitable Holdings, Inc.	$20,363
593	Essent Group Ltd.	23,750
1,774	MGIC Investment Corp.	23,807
1,209	Radian Group, Inc.	26,719
375	Voya Financial, Inc.	26,797
294	Walker & Dunlop, Inc.	22,394
2,291	Western Union (The) Co.	25,545
		169,375
	Food Products – 1.7%
1,391	Flowers Foods, Inc.	38,127
408	Ingredion, Inc.	41,506
447	Lamb Weston Holdings, Inc.	46,720
203	Lancaster Colony Corp.	41,185
11	Seaboard Corp.	41,470
		209,008
	Gas Utilities – 1.3%
427	National Fuel Gas Co.	24,655
545	New Jersey Resources Corp.	28,994
357	ONE Gas, Inc.	28,285
437	Southwest Gas Holdings, Inc.	27,291
393	Spire, Inc.	27,565
729	UGI Corp.	25,340
		162,130
	Ground Transportation – 0.8%
602	Knight-Swift Transportation Holdings, Inc.	34,061
194	Landstar System, Inc.	34,776
377	Ryder System, Inc.	33,644
		102,481
	Health Care Equipment & Supplies – 2.2%
3,753	DENTSPLY SIRONA, Inc.	147,418
479	Teleflex, Inc.	121,335
		268,753
	Health Care Providers & Services – 5.6%
234	Chemed Corp.	125,833
1,998	Encompass Health Corp.	108,092
1,263	Ensign Group (The), Inc.	120,667
3,416	Premier, Inc., Class A	110,576
4,813	Select Medical Holdings Corp.	124,416
848	Universal Health Services, Inc., Class B	107,781
		697,365
	Hotels, Restaurants & Leisure – 4.1%
970	Aramark	34,726
735	Boyd Gaming Corp.	47,128
356	Choice Hotels International, Inc.	41,720
Shares	Description	Value

	Hotels, Restaurants & Leisure (Continued)
190	Churchill Downs, Inc.	$48,840
298	Marriott Vacations Worldwide Corp.	40,188
487	Papa John’s International, Inc.	36,491
441	Texas Roadhouse, Inc.	47,654
1,102	Travel + Leisure Co.	43,198
168	Vail Resorts, Inc.	39,258
1,772	Wendy’s (The) Co.	38,594
291	Wingstop, Inc.	53,422
562	Wyndham Hotels & Resorts, Inc.	38,132
		509,351
	Household Durables – 2.1%
1,244	Leggett & Platt, Inc.	39,659
3,065	Newell Brands, Inc.	38,128
881	PulteGroup, Inc.	51,345
1,168	Tempur Sealy International, Inc.	46,124
803	Toll Brothers, Inc.	48,204
283	Whirlpool Corp.	37,362
		260,822
	Household Products – 0.3%
1,333	Reynolds Consumer Products, Inc.	36,658
	Independent Power & Renewable Electricity Producers – 0.7%
848	Clearway Energy, Inc., Class C	26,568
313	Ormat Technologies, Inc.	26,533
1,165	Vistra Corp.	27,960
		81,061
	Insurance – 3.8%
505	American Equity Investment Life Holding Co.	18,427
173	American Financial Group, Inc.	21,020
184	Assurant, Inc.	22,093
370	Assured Guaranty Ltd.	18,600
426	Axis Capital Holdings Ltd.	23,226
93	Erie Indemnity Co., Class A	21,544
70	Everest Re Group Ltd.	25,061
613	Fidelity National Financial, Inc.	21,412
441	First American Financial Corp.	24,546
191	Globe Life, Inc.	21,014
171	Hanover Insurance Group (The), Inc.	21,974
88	Kinsale Capital Group, Inc.	26,413
751	Lincoln National Corp.	16,875
955	Old Republic International Corp.	23,846
163	Primerica, Inc.	28,075
162	Reinsurance Group of America, Inc.	21,507
125	RenaissanceRe Holdings Ltd.	25,042
176	RLI Corp.	23,392

See Notes to Financial Statements

Mid Cap US Equity Select ETF (RNMC)
Portfolio of Investments (Continued)
March 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Insurance (Continued)
260	Selective Insurance Group, Inc.	$24,786
562	Unum Group	22,233
16	White Mountains Insurance Group Ltd.	22,040
		473,126
	Leisure Products – 1.3%
944	Acushnet Holdings Corp.	48,088
438	Brunswick Corp.	35,916
657	Hasbro, Inc.	35,274
397	Polaris, Inc.	43,920
		163,198
	Life Sciences Tools & Services – 1.1%
1,748	Bruker Corp.	137,812
	Machinery – 4.4%
227	AGCO Corp.	30,690
758	Allison Transmission Holdings, Inc.	34,292
314	Crane Holdings Co.	35,639
536	Donaldson Co., Inc.	35,022
1,028	Flowserve Corp.	34,952
396	Franklin Electric Co., Inc.	37,263
469	Graco, Inc.	34,242
389	ITT, Inc.	33,571
345	John Bean Technologies Corp.	37,705
218	Lincoln Electric Holdings, Inc.	36,864
416	Mueller Industries, Inc.	30,568
358	Oshkosh Corp.	29,778
138	Snap-on, Inc.	34,071
347	Timken (The) Co.	28,357
279	Toro (The) Co.	31,014
216	Watts Water Technologies, Inc., Class A	36,357
		540,385
	Marine Transportation – 0.2%
505	Matson, Inc.	30,133
	Media – 1.9%
98	Cable One, Inc.	68,796
1,204	Interpublic Group of (The) Cos., Inc.	44,837
1,235	New York Times (The) Co., Class A	48,017
2,203	News Corp., Class A	38,046
229	Nexstar Media Group, Inc.	39,539
		239,235
	Metals & Mining – 1.1%
540	Alcoa Corp.	22,982
508	Commercial Metals Co.	24,841
121	Reliance Steel & Aluminum Co.	31,066
218	Royal Gold, Inc.	28,277
Shares	Description	Value

	Metals & Mining (Continued)
980	United States Steel Corp.	$25,578
		132,744
	Multi-Utilities – 0.4%
385	Black Hills Corp.	24,293
987	NiSource, Inc.	27,597
		51,890
	Oil, Gas & Consumable Fuels – 3.3%
2,588	Antero Midstream Corp.	27,148
641	California Resources Corp.	24,679
296	Chesapeake Energy Corp.	22,508
204	Chord Energy Corp.	27,458
482	Civitas Resources, Inc.	32,940
2,037	Comstock Resources, Inc.	21,979
505	DT Midstream, Inc.	24,932
527	Enviva Inc.	15,220
538	HF Sinclair Corp.	26,028
1,191	Magnolia Oil & Gas Corp., Class A	26,059
488	Matador Resources, Co.	23,253
648	Murphy Oil Corp.	23,963
685	PBF Energy, Inc., Class A	29,702
440	PDC Energy, Inc.	28,239
1,116	Range Resources Corp.	29,541
802	SM Energy Co.	22,584
		406,233
	Paper & Forest Products – 0.2%
533	Louisiana-Pacific Corp.	28,894
	Pharmaceuticals – 2.7%
4,278	Organon & Co.	100,619
3,505	Perrigo Co. PLC	125,724
10,737	Viatris, Inc.	103,290
		329,633
	Professional Services – 5.0%
694	Concentrix Corp.	84,356
7,538	Dun & Bradstreet Holdings, Inc.	88,496
318	Exponent, Inc.	31,701
681	Genpact Ltd.	31,476
278	Insperity, Inc.	33,791
1,750	KBR, Inc.	96,338
623	Korn Ferry	32,234
379	ManpowerGroup, Inc.	31,279
430	Maximus, Inc.	33,841
427	Robert Half International, Inc.	34,403
833	Science Applications International Corp.	89,514
715	TTEC Holdings, Inc.	26,619
		614,048

See Notes to Financial Statements

Mid Cap US Equity Select ETF (RNMC)
Portfolio of Investments (Continued)
March 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Semiconductors & Semiconductor Equipment – 3.0%
3,854	Amkor Technology, Inc.	$100,281
372	MKS Instruments, Inc.	32,967
1,288	Power Integrations, Inc.	109,016
855	Universal Display Corp.	132,636
		374,900
	Software – 1.8%
2,500	Bentley Systems, Inc., Class B	107,475
1,310	Dolby Laboratories, Inc., Class A	111,900
		219,375
	Specialty Retail – 3.0%
763	Academy Sports & Outdoors, Inc.	49,786
273	Advance Auto Parts, Inc.	33,200
951	Bath & Body Works, Inc.	34,788
333	Dick’s Sporting Goods, Inc.	47,249
3,554	Gap (The), Inc.	35,682
196	Lithia Motors, Inc.	44,870
143	Murphy USA, Inc.	36,901
349	Penske Automotive Group, Inc.	49,492
349	Williams-Sonoma, Inc.	42,459
		374,427
	Technology Hardware, Storage & Peripherals – 0.7%
2,298	Dell Technologies, Inc., Class C	92,403
	Textiles, Apparel & Luxury Goods – 1.7%
458	Columbia Sportswear Co.	41,330
6,304	Hanesbrands, Inc.	33,159
568	PVH Corp.	50,643
379	Ralph Lauren Corp.	44,218
1,053	Tapestry, Inc.	45,395
		214,745
	Trading Companies & Distributors – 1.9%
821	Air Lease Corp.	32,323
250	Applied Industrial Technologies, Inc.	35,532
297	GATX Corp.	32,676
240	Herc Holdings, Inc.	27,336
386	MSC Industrial Direct Co., Inc., Class A	32,424
459	Triton International Ltd.	29,018
126	Watsco, Inc.	40,088
		229,397
	Total Common Stocks	11,461,626
	(Cost $11,819,403)
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS – 7.4%
	Diversified REITs – 0.2%
1,382	Broadstone Net Lease, Inc.	$23,508
	Health Care REITs – 0.8%
1,164	Healthcare Realty Trust, Inc.	22,500
2,014	Medical Properties Trust, Inc.	16,555
803	Omega Healthcare Investors, Inc.	22,010
1,550	Physicians Realty Trust	23,141
1,805	Sabra Health Care REIT, Inc.	20,758
		104,964
	Hotel & Resort REITs – 0.6%
1,422	Apple Hospitality REIT, Inc.	22,070
1,903	Park Hotels & Resorts, Inc.	23,521
274	Ryman Hospitality Properties, Inc.	24,586
		70,177
	Industrial REITs – 1.2%
791	Americold Realty Trust	22,504
152	EastGroup Properties, Inc.	25,129
465	First Industrial Realty Trust, Inc.	24,738
411	Rexford Industrial Realty, Inc.	24,516
693	STAG Industrial, Inc.	23,437
394	Terreno Realty Corp.	25,452
		145,776
	Mortgage Real Estate Investment Trusts – 0.9%
2,228	AGNC Investment Corp.	22,458
1,094	Annaly Capital Management, Inc.	20,906
1,089	Blackstone Mortgage Trust, Inc., Class A	19,439
2,822	Rithm Capital Corp.	22,576
1,258	Starwood Property Trust, Inc.	22,254
		107,633
	Office REITs – 0.7%
886	Cousins Properties, Inc.	18,943
1,431	Douglas Emmett, Inc.	17,644
802	Highwoods Properties, Inc.	18,598
579	Kilroy Realty Corp.	18,760
1,078	Vornado Realty Trust	16,569
		90,514
	Other Specialized REITs – 0.4%
595	EPR Properties	22,669
238	Lamar Advertising Co., Class A	23,774
		46,443
	Residential REITs – 0.4%
653	Apartment Income REIT Corp.	23,384
1,328	Independence Realty Trust, Inc.	21,288
		44,672

See Notes to Financial Statements

Mid Cap US Equity Select ETF (RNMC)
Portfolio of Investments (Continued)
March 31, 2023
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS (Continued)
	Retail REITs – 1.2%
316	Agree Realty Corp.	$21,681
990	Brixmor Property Group, Inc.	21,305
1,066	Kite Realty Group Trust	22,301
490	National Retail Properties, Inc.	21,633
705	Phillips Edison & Co, Inc.	22,997
359	Regency Centers Corp.	21,964
562	Spirit Realty Capital, Inc.	22,390
		154,271
	Self-Storage REITs – 0.2%
228	Life Storage, Inc.	29,888
	Specialized REITs – 0.8%
557	CubeSmart	25,745
621	National Storage Affiliates Trust	25,945
510	PotlatchDeltic Corp.	25,245
680	Rayonier, Inc.	22,617
		99,552
	Total Real Estate Investment Trusts	917,398
	(Cost $1,125,366)
	Total Investments – 99.9%	12,379,024
	(Cost $12,944,769)
	Net Other Assets and Liabilities – 0.1%	17,854
	Net Assets – 100.0%	$12,396,878

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 3/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 11,461,626	$ 11,461,626	$ —	$ —
Real Estate Investment Trusts*	917,398	917,398	—	—
Total Investments	$ 12,379,024	$ 12,379,024	$—	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

Small Cap US Equity Select ETF (RNSC)
Portfolio of Investments
March 31, 2023
Shares	Description	Value
COMMON STOCKS – 92.3%
	Aerospace & Defense – 0.4%
972	Moog, Inc., Class A	$97,929
	Air Freight & Logistics – 0.3%
814	Forward Air Corp.	87,717
	Automobile Components – 0.7%
6,280	Dana, Inc.	94,514
1,408	Patrick Industries, Inc.	96,884
		191,398
	Automobiles – 0.4%
1,803	Winnebago Industries, Inc.	104,033
	Banks – 8.2%
945	1st Source Corp.	40,777
1,064	Ameris Bancorp	38,921
2,172	Associated Banc-Corp.	39,052
1,427	Atlantic Union Bankshares Corp.	50,016
647	Bank of Hawaii Corp.	33,696
1,477	BankUnited, Inc.	33,351
794	Banner Corp.	43,170
1,678	Berkshire Hills Bancorp, Inc.	42,051
5,799	Capitol Federal Financial, Inc.	39,027
1,230	Cathay General Bancorp	42,460
539	City Holding Co.	48,984
1,665	Columbia Banking System, Inc.	35,664
1,576	Dime Community Bancshares, Inc.	35,807
1,138	Eagle Bancorp, Inc.	38,089
1,025	Enterprise Financial Services Corp.	45,705
1,388	FB Financial Corp.	43,139
1,171	First Bancorp	41,594
3,944	First BanCorp	45,040
2,029	First Busey Corp.	41,270
3,591	First Commonwealth Financial Corp.	44,636
2,070	First Financial Bancorp	45,064
3,500	First Foundation, Inc.	26,075
1,926	First Hawaiian, Inc.	39,733
1,220	First Merchants Corp.	40,199
2,981	Fulton Financial Corp.	41,197
1,076	Heartland Financial USA, Inc.	41,275
1,672	Hilltop Holdings, Inc.	49,608
3,916	Hope Bancorp, Inc.	38,455
835	Independent Bank Group, Inc.	38,702
1,096	International Bancshares Corp.	46,931
687	Lakeland Financial Corp.	43,034
1,661	Live Oak Bancshares, Inc.	40,479
1,192	National Bank Holdings Corp., Class A	39,884
1,155	NBT Bancorp, Inc.	38,935
3,588	Northwest Bancshares, Inc.	43,164
2,361	OceanFirst Financial Corp.	43,631
1,820	OFG Bancorp	45,391
Shares	Description	Value

	Banks (Continued)
1,589	Pacific Premier Bancorp, Inc.	$38,168
2,186	PacWest Bancorp	21,270
356	Park National Corp.	42,211
2,348	Provident Financial Services, Inc.	45,035
1,334	Renasant Corp.	40,794
1,468	S&T Bancorp, Inc.	46,169
1,424	Sandy Spring Bancorp, Inc.	36,995
1,608	Seacoast Banking Corp. of Florida	38,110
2,324	Simmons First National Corp., Class A	40,647
1,394	Southside Bancshares, Inc.	46,281
772	Stock Yards Bancorp, Inc.	42,568
1,627	Towne Bank	43,359
984	TriCo Bancshares	40,924
1,437	Trustmark Corp.	35,494
1,786	Veritex Holdings, Inc.	32,612
1,495	Washington Federal, Inc.	45,029
1,356	WesBanco, Inc.	41,629
850	Westamerica BanCorp	37,655
1,106	WSFS Financial Corp.	41,597
		2,280,753
	Beverages – 0.2%
669	MGP Ingredients, Inc.	64,706
	Broadline Retail – 0.3%
294	Dillard’s, Inc., Class A	90,458
	Building Products – 1.0%
1,133	AAON, Inc.	109,550
736	CSW Industrials, Inc.	102,252
2,384	Griffon Corp.	76,312
		288,114
	Capital Markets – 2.5%
1,689	Artisan Partners Asset Management, Inc., Class A	54,014
1,467	B. Riley Financial, Inc. (a)	41,648
13,306	BGC Partners, Inc., Class A	69,590
1,381	Federated Hermes, Inc.	55,433
785	Hamilton Lane, Inc., Class A	58,074
1,307	Moelis & Co., Class A	50,241
385	Piper Sandler Cos.	53,365
681	PJT Partners, Inc., Class A	49,162
1,992	StepStone Group, Inc., Class A	48,346
1,802	TPG, Inc.	52,853
1,870	Victory Capital Holdings, Inc., Class A	54,735
2,458	Virtu Financial, Inc., Class A	46,456
262	Virtus Investment Partners, Inc.	49,882
		683,799
	Chemicals – 1.5%
519	Innospec, Inc.	53,286
2,557	Mativ Holdings, Inc.	54,899

See Notes to Financial Statements

Small Cap US Equity Select ETF (RNSC)
Portfolio of Investments (Continued)
March 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Chemicals (Continued)
880	Minerals Technologies, Inc.	$53,170
172	NewMarket Corp.	62,776
320	Quaker Chemical Corp.	63,344
502	Stepan Co.	51,721
3,757	Trinseo PLC	78,333
		417,529
	Commercial Services & Supplies – 2.0%
1,921	ABM Industries, Inc.	86,330
1,812	Brady Corp., Class A	97,359
1,589	Brink’s (The) Co.	106,145
3,342	HNI Corp.	93,041
4,523	MillerKnoll, Inc.	92,495
442	UniFirst Corp.	77,894
		553,264
	Communications Equipment – 0.4%
7,310	ADTRAN Holdings, Inc.	115,937
	Construction & Engineering – 1.2%
2,067	Arcosa, Inc.	130,448
2,433	Granite Construction, Inc.	99,948
3,889	Primoris Services Corp.	95,903
		326,299
	Consumer Finance – 0.6%
2,266	Bread Financial Holdings, Inc.	68,705
3,049	Navient Corp.	48,754
553	Nelnet, Inc., Class A	50,815
		168,274
	Consumer Staples Distribution & Retail – 1.2%
2,033	Andersons (The), Inc.	84,004
737	Ingles Markets, Inc., Class A	65,372
1,563	PriceSmart, Inc.	111,723
864	Weis Markets, Inc.	73,155
		334,254
	Containers & Packaging – 0.5%
7,512	Pactiv Evergreen, Inc.	60,096
3,076	TriMas Corp.	85,697
		145,793
	Diversified Consumer Services – 0.7%
157	Graham Holdings Co., Class B	93,547
1,213	Strategic Education, Inc.	108,964
		202,511
	Diversified REITs – 0.1%
1,005	Star Holdings	17,477
Shares	Description	Value

	Diversified Telecommunication Services – 0.5%
2,406	Cogent Communications Holdings, Inc.	$153,310
	Electric Utilities – 0.6%
880	MGE Energy, Inc.	68,350
1,453	Otter Tail Corp.	105,008
		173,358
	Electrical Equipment – 1.0%
620	Encore Wire Corp.	114,905
1,156	EnerSys	100,433
11,225	GrafTech International Ltd.	54,553
		269,891
	Electronic Equipment, Instruments & Components – 5.6%
3,569	Advanced Energy Industries, Inc.	349,762
783	Badger Meter, Inc.	95,385
1,187	Belden, Inc.	102,996
7,765	CTS Corp.	384,057
6,899	Methode Electronics, Inc.	302,728
14,192	Vishay Intertechnology, Inc.	321,023
		1,555,951
	Energy Equipment & Services – 1.4%
12,511	Archrock, Inc.	122,232
2,235	Cactus, Inc., Class A	92,149
7,017	Liberty Energy, Inc.	89,888
12,637	RPC, Inc.	97,179
		401,448
	Entertainment – 0.5%
1,387	World Wrestling Entertainment, Inc., Class A	126,578
	Financial Services – 0.9%
2,752	Compass Diversified Holdings	52,508
2,635	EVERTEC, Inc.	88,931
1,442	Jackson Financial, Inc., Class A	53,945
885	PennyMac Financial Services, Inc.	52,755
		248,139
	Food Products – 1.7%
6,379	B&G Foods, Inc.	99,066
1,306	Cal-Maine Foods, Inc.	79,522
2,716	Fresh Del Monte Produce, Inc.	81,779
475	J&J Snack Foods Corp.	70,405
1,721	Tootsie Roll Industries, Inc.	77,290
4,485	Utz Brands, Inc.	73,868
		481,930
	Gas Utilities – 0.5%
524	Chesapeake Utilities Corp.	67,067

See Notes to Financial Statements

Small Cap US Equity Select ETF (RNSC)
Portfolio of Investments (Continued)
March 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Gas Utilities (Continued)
1,302	Northwest Natural Holding Co.	$61,923
		128,990
	Ground Transportation – 1.7%
1,218	ArcBest Corp.	112,568
5,563	Heartland Express, Inc.	88,563
4,314	Marten Transport Ltd.	90,378
3,647	Schneider National, Inc., Class B	97,557
2,120	Werner Enterprises, Inc.	96,439
		485,505
	Health Care Equipment & Supplies – 8.5%
1,242	Atrion Corp.	779,864
7,841	CONMED Corp.	814,366
27,482	Embecta Corp.	772,794
		2,367,024
	Health Care Providers & Services – 5.4%
24,795	Patterson Cos., Inc.	663,762
8,577	U.S. Physical Therapy, Inc.	839,774
		1,503,536
	Health Care Technology – 1.3%
8,371	Simulations Plus, Inc.	367,822
	Hotels, Restaurants & Leisure – 2.9%
4,723	Bloomin’ Brands, Inc.	121,145
2,996	Cheesecake Factory (The), Inc.	105,010
1,003	Cracker Barrel Old Country Store, Inc.	113,941
1,471	Dine Brands Global, Inc.	99,498
1,393	Jack in the Box, Inc.	122,013
9,207	Krispy Kreme, Inc.	143,169
2,375	Red Rock Resorts, Inc., Class A	105,853
		810,629
	Household Durables – 2.1%
1,900	Century Communities, Inc.	121,448
997	Installed Building Products, Inc.	113,688
2,983	KB Home	119,857
4,164	La-Z-Boy, Inc.	121,089
3,007	MDC Holdings, Inc.	116,882
		592,964
	Household Products – 0.8%
2,120	Energizer Holdings, Inc.	73,564
1,168	Spectrum Brands Holdings, Inc.	77,345
441	WD-40 Co.	78,520
		229,429
	Insurance – 1.2%
2,195	CNO Financial Group, Inc.	48,707
Shares	Description	Value

	Insurance (Continued)
1,342	Horace Mann Educators Corp.	$44,930
1,020	Kemper Corp.	55,753
1,467	Mercury General Corp.	46,563
2,871	ProAssurance Corp.	53,056
595	Safety Insurance Group, Inc.	44,339
1,174	Stewart Information Services Corp.	47,371
		340,719
	Interactive Media & Services – 1.5%
5,806	Shutterstock, Inc.	421,516
	Machinery – 5.7%
603	Alamo Group, Inc.	111,048
866	Albany International Corp., Class A	77,386
2,089	Barnes Group, Inc.	84,145
3,353	Enerpac Tool Group Corp.	85,501
785	EnPro Industries, Inc.	81,554
1,819	Esab Corp.	107,448
975	ESCO Technologies, Inc.	93,064
1,836	Federal Signal Corp.	99,529
1,567	Helios Technologies, Inc.	102,482
2,000	Hillenbrand, Inc.	95,060
480	Kadant, Inc.	100,090
3,547	Kennametal, Inc.	97,826
524	Lindsay Corp.	79,192
7,931	Mueller Water Products, Inc., Class A	110,558
1,386	Tennant Co.	94,983
1,997	Terex Corp.	96,615
2,886	Trinity Industries, Inc.	70,303
		1,586,784
	Media – 0.9%
8,491	Gray Television, Inc.	74,042
2,372	John Wiley & Sons, Inc., Class A	91,962
2,408	Scholastic Corp.	82,402
		248,406
	Metals & Mining – 2.2%
767	Alpha Metallurgical Resources, Inc.	119,652
1,446	Carpenter Technology Corp.	64,723
1,303	Compass Minerals International, Inc.	44,680
9,610	Hecla Mining Co.	60,831
703	Kaiser Aluminum Corp.	52,465
611	Materion Corp.	70,876
3,243	Warrior Met Coal, Inc.	119,050
1,075	Worthington Industries, Inc.	69,499
		601,776

See Notes to Financial Statements

Small Cap US Equity Select ETF (RNSC)
Portfolio of Investments (Continued)
March 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Mortgage Real Estate Investment Trusts – 0.1%
3,410	Claros Mortgage Trust, Inc.	$39,727
	Multi-Utilities – 0.4%
1,398	Avista Corp.	59,345
1,044	NorthWestern Corp.	60,406
		119,751
	Oil, Gas & Consumable Fuels – 3.8%
787	Arch Resources, Inc.	103,459
1,728	CONSOL Energy, Inc.	100,691
3,585	CVR Energy, Inc.	117,516
4,161	Delek US Holdings, Inc.	95,495
16,768	Equitrans Midstream Corp.	96,919
2,305	International Seaways, Inc.	96,072
3,396	Kinetik Holdings, Inc.	106,295
3,645	Northern Oil and Gas, Inc.	110,626
11,952	Permian Resources Corp.	125,496
4,111	World Fuel Services Corp.	105,036
		1,057,605
	Paper & Forest Products – 0.2%
1,100	Sylvamo Corp.	50,886
	Personal Care Products – 1.3%
1,846	Edgewell Personal Care Co.	78,307
984	Inter Parfums, Inc.	139,964
617	Medifast, Inc.	63,965
1,687	Nu Skin Enterprises, Inc., Class A	66,316
		348,552
	Professional Services – 1.7%
5,352	CSG Systems International, Inc.	287,402
862	ICF International, Inc.	94,561
1,556	Kforce, Inc.	98,402
		480,365
	Real Estate Management & Development – 0.9%
3,764	DigitalBridge Group, Inc.	45,130
3,716	eXp World Holdings, Inc.	47,156
2,618	Kennedy-Wilson Holdings, Inc.	43,433
1,195	Marcus & Millichap, Inc.	38,371
5,167	Newmark Group, Inc., Class A	36,582
1,065	St. Joe (The) Co.	44,315
		254,987
	Software – 4.6%
32,290	Adeia, Inc.	286,090
2,776	InterDigital, Inc.	202,370
8,940	Pegasystems, Inc.	433,411
6,068	Progress Software Corp.	348,607
		1,270,478
Shares	Description	Value

	Specialty Retail – 2.9%
6,807	American Eagle Outfitters, Inc.	$91,486
2,095	Buckle (The), Inc.	74,771
2,514	Foot Locker, Inc.	99,781
3,989	Franchise Group, Inc.	108,700
527	Group 1 Automotive, Inc.	119,323
2,102	Monro, Inc.	103,902
4,214	Rent-A-Center, Inc.	103,285
1,397	Signet Jewelers Ltd.	108,659
		809,907
	Technology Hardware, Storage & Peripherals – 1.2%
20,967	Xerox Holdings Corp.	322,892
	Textiles, Apparel & Luxury Goods – 2.4%
1,274	Carter’s, Inc.	91,626
2,376	Kontoor Brands, Inc.	114,974
6,122	Levi Strauss & Co., Class A	111,604
1,020	Oxford Industries, Inc.	107,702
2,973	Steven Madden Ltd.	107,028
8,693	Wolverine World Wide, Inc.	148,216
		681,150
	Tobacco – 0.5%
1,347	Universal Corp.	71,243
5,997	Vector Group Ltd.	72,024
		143,267
	Trading Companies & Distributors – 1.8%
778	Boise Cascade Co.	49,209
4,038	Global Industrial Co.	108,380
1,880	H&E Equipment Services, Inc.	83,152
864	McGrath RentCorp	80,620
1,817	Rush Enterprises, Inc., Class A	99,208
701	Veritiv Corp	94,733
		515,302
	Water Utilities – 0.9%
670	American States Water Co.	59,556
1,022	California Water Service Group	59,480
788	Middlesex Water Co.	61,559
763	SJW Group	58,087
		238,682
	Wireless Telecommunication Services – 0.5%
13,095	Telephone and Data Systems, Inc.	137,628
	Total Common Stocks	25,737,129
	(Cost $25,426,169)
REAL ESTATE INVESTMENT TRUSTS – 7.3%
	Diversified REITs – 0.7%
2,199	Alexander & Baldwin, Inc.	41,583

See Notes to Financial Statements

Small Cap US Equity Select ETF (RNSC)
Portfolio of Investments (Continued)
March 31, 2023
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS (Continued)
	Diversified REITs (Continued)
1,554	American Assets Trust, Inc.	$28,889
6,110	Empire State Realty Trust, Inc., Class A	39,654
1,755	Essential Properties Realty Trust, Inc.	43,612
3,276	Global Net Lease, Inc.	42,129
		195,867
	Health Care REITs – 0.5%
2,216	CareTrust REIT, Inc.	43,389
1,159	LTC Properties, Inc.	40,716
789	National Health Investors, Inc.	40,697
		124,802
	Hotel & Resort REITs – 0.8%
5,028	DiamondRock Hospitality Co.	40,878
3,075	Pebblebrook Hotel Trust	43,173
3,888	RLJ Lodging Trust	41,213
4,263	Sunstone Hotel Investors, Inc.	42,118
3,124	Xenia Hotels & Resorts, Inc.	40,893
		208,275
	Industrial REITs – 0.3%
406	Innovative Industrial Properties, Inc.	30,852
4,110	LXP Industrial Trust	42,374
		73,226
	Mortgage Real Estate Investment Trusts – 1.8%
4,662	Apollo Commercial Real Estate Finance, Inc.	43,403
3,803	Arbor Realty Trust, Inc.	43,696
9,120	Chimera Investment Corp.	51,437
3,889	Franklin BSP Realty Trust, Inc.	46,396
1,421	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	40,641
3,593	KKR Real Estate Finance Trust, Inc.	40,924
4,996	Ladder Capital Corp.	47,212
5,093	MFA Financial, Inc.	50,523
4,898	New York Mortgage Trust, Inc.	48,784
4,049	PennyMac Mortgage Investment Trust	49,924
3,181	Two Harbors Investment Corp.	46,793
		509,733
	Office REITs – 0.9%
6,696	Brandywine Realty Trust	31,672
1,587	Corporate Office Properties Trust	37,628
2,886	Easterly Government Properties, Inc.	39,654
4,232	Hudson Pacific Properties, Inc.	28,143
2,170	JBG SMITH Properties	32,680
6,932	Paramount Group, Inc.	31,610
Shares	Description	Value

	Office REITs (Continued)
4,491	Piedmont Office Realty Trust, Inc., Class A	$32,784
1,221	SL Green Realty Corp.	28,718
		262,889
	Residential REITs – 0.4%
702	Centerspace	38,350
2,313	Elme Communities	41,310
946	NexPoint Residential Trust, Inc.	41,312
		120,972
	Retail REITs – 1.4%
2,870	Acadia Realty Trust	40,037
187	Alexander’s, Inc.	36,231
1,216	Getty Realty Corp.	43,813
1,740	InvenTrust Properties Corp.	40,716
3,657	Macerich (The) Co.	38,764
2,740	Retail Opportunity Investments Corp.	38,250
1,012	Saul Centers, Inc.	39,468
3,015	SITE Centers Corp.	37,024
2,295	Tanger Factory Outlet Centers, Inc.	45,051
2,923	Urban Edge Properties	44,020
		403,374
	Specialized REITs – 0.5%
1,588	Four Corners Property Trust, Inc.	42,654
2,484	Outfront Media, Inc.	40,315
1,051	Safehold, Inc.	30,868
7,446	Uniti Group, Inc.	26,433
		140,270
	Total Real Estate Investment Trusts	2,039,408
	(Cost $2,639,506)
COMMON STOCKS – BUSINESS DEVELOPMENT COMPANIES - 0.2%
	Capital Markets – 0.2%
3,812	Golub Capital BDC, Inc.	51,691
	(Cost $57,216)
MONEY MARKET FUNDS – 0.1%
34,796	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 4.69% (b) (c)	34,796
	(Cost $34,796)

See Notes to Financial Statements

Small Cap US Equity Select ETF (RNSC)
Portfolio of Investments (Continued)
March 31, 2023
Principal Value	Description	Value
REPURCHASE AGREEMENTS – 0.0%
$5,601	BNP Paribas S.A., 4.74% (b), dated 3/31/23, due 4/3/23, with a maturity value of $5,602. Collateralized by U.S. Treasury Notes, interest rates of 1.50% to 2.13%, due 5/15/25 to 11/30/28. The value of the collateral including accrued interest is $5,731. (c)	$5,601
	(Cost $5,601)
	Total Investments – 99.9%	27,868,625
	(Cost $28,163,288)
	Net Other Assets and Liabilities – 0.1%	17,973
	Net Assets – 100.0%	$27,886,598

(a)	All or a portion of this security is on loan (see Note 2E - Securities Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $39,547 and the total value of the collateral held by the Fund is $40,397.
(b)	Rate shown reflects yield as of March 31, 2023.
(c)	This security serves as collateral for securities on loan.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2D – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:
Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities (1)	$39,547
Non-cash Collateral (2)	(39,547)
Net Amount	$—

(1)	The amount presented on the Statement of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At March 31, 2023, the value of collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:
Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities (3)	$5,601
Non-cash Collateral (4)	(5,601)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At March 31, 2023, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 3/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 25,737,129	$ 25,737,129	$ —	$ —
Real Estate Investment Trusts*	2,039,408	2,039,408	—	—
Common Stocks - Business Development Companies*	51,691	51,691	—	—
Money Market Funds	34,796	34,796	—	—
Repurchase Agreements	5,601	—	5,601	—
Total Investments	$ 27,868,625	$ 27,863,024	$ 5,601	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

US Equity Dividend Select ETF (RNDV)
Portfolio of Investments
March 31, 2023
Shares	Description	Value
COMMON STOCKS – 96.9%
	Aerospace & Defense – 1.5%
372	General Dynamics Corp.	$84,894
476	L3Harris Technologies, Inc.	93,410
222	Lockheed Martin Corp.	104,946
977	Raytheon Technologies Corp.	95,678
		378,928
	Air Freight & Logistics – 1.8%
1,243	CH Robinson Worldwide, Inc.	123,517
646	FedEx Corp.	147,604
928	United Parcel Service, Inc., Class B	180,023
		451,144
	Automobiles – 1.3%
25,424	Ford Motor Co.	320,342
	Banks – 3.7%
1,813	Bank of America Corp.	51,852
2,305	Citigroup, Inc.	108,081
2,416	Citizens Financial Group, Inc.	73,374
2,706	Fifth Third Bancorp	72,088
7,210	Huntington Bancshares, Inc.	80,752
515	JPMorgan Chase & Co.	67,110
6,018	KeyCorp	75,345
527	M&T Bank Corp.	63,013
533	PNC Financial Services Group (The), Inc.	67,744
3,680	Regions Financial Corp.	68,301
2,497	Truist Financial Corp.	85,148
2,285	US Bancorp	82,374
1,492	Wells Fargo & Co.	55,771
		950,953
	Beverages – 0.6%
985	Coca-Cola (The) Co.	61,099
1,357	Keurig Dr. Pepper, Inc.	47,875
313	PepsiCo, Inc.	57,060
		166,034
	Biotechnology – 4.9%
2,833	AbbVie, Inc.	451,495
1,476	Amgen, Inc.	356,823
5,199	Gilead Sciences, Inc.	431,361
		1,239,679
	Broadline Retail – 0.6%
3,350	eBay, Inc.	148,639
	Building Products – 0.8%
1,576	Johnson Controls International PLC	94,907
2,371	Masco Corp.	117,886
		212,793
Shares	Description	Value

	Capital Markets – 3.8%
1,584	Bank of New York Mellon (The) Corp.	$71,977
90	BlackRock, Inc.	60,221
2,075	Blackstone, Inc.	182,268
3,181	Carlyle Group (The), Inc.	98,802
327	CME Group, Inc.	62,627
3,887	Franklin Resources, Inc.	104,716
177	Goldman Sachs Group (The), Inc.	57,899
943	Morgan Stanley	82,795
857	Northern Trust Corp.	75,527
922	State Street Corp.	69,786
933	T. Rowe Price Group, Inc.	105,336
		971,954
	Chemicals – 1.7%
64	Air Products and Chemicals, Inc.	18,381
246	Celanese Corp.	26,787
194	CF Industries Holdings, Inc.	14,063
1,030	Dow, Inc.	56,465
1,292	DuPont de Nemours, Inc.	92,727
434	Eastman Chemical Co.	36,603
130	FMC Corp.	15,877
273	International Flavors & Fragrances, Inc.	25,105
637	LyondellBasell Industries N.V., Class A	59,808
705	PPG Industries, Inc.	94,174
		439,990
	Communications Equipment – 0.5%
2,384	Cisco Systems, Inc.	124,624
	Consumer Finance – 1.1%
1,280	Capital One Financial Corp.	123,085
556	Discover Financial Services	54,955
3,842	Synchrony Financial	111,725
		289,765
	Consumer Staples Distribution & Retail – 1.6%
1,070	Kroger (The) Co.	52,826
743	Sysco Corp.	57,382
1,167	Target Corp.	193,290
3,106	Walgreens Boots Alliance, Inc.	107,405
		410,903
	Containers & Packaging – 0.9%
1,442	International Paper Co.	51,998
1,338	Packaging Corp. of America	185,755
		237,753
	Distributors – 1.0%
778	Genuine Parts Co.	130,167

See Notes to Financial Statements

US Equity Dividend Select ETF (RNDV)
Portfolio of Investments (Continued)
March 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Distributors (Continued)
2,352	LKQ Corp.	$133,500
		263,667
	Diversified Telecommunication Services – 1.9%
12,955	AT&T, Inc.	249,384
5,940	Verizon Communications, Inc.	231,006
		480,390
	Electric Utilities – 1.7%
584	Alliant Energy Corp.	31,186
364	American Electric Power Co., Inc.	33,120
391	Duke Energy Corp.	37,720
727	Edison International	51,319
336	Entergy Corp.	36,201
610	Evergy, Inc.	37,283
376	Eversource Energy	29,426
752	Exelon Corp.	31,501
920	FirstEnergy Corp.	36,855
253	NextEra Energy, Inc.	19,501
1,067	PPL Corp.	29,652
550	Southern (The) Co.	38,269
413	Xcel Energy, Inc.	27,853
		439,886
	Electrical Equipment – 1.1%
607	Eaton Corp. PLC	104,004
1,031	Emerson Electric Co.	89,841
316	Rockwell Automation, Inc.	92,730
		286,575
	Electronic Equipment, Instruments & Components – 2.9%
13,064	Corning, Inc.	460,898
2,041	TE Connectivity Ltd.	267,677
		728,575
	Energy Equipment & Services – 0.2%
1,480	Baker Hughes Co.	42,713
	Financial Services – 0.6%
908	Apollo Global Management, Inc.	57,349
1,883	Fidelity National Information Services, Inc.	102,304
		159,653
	Food Products – 2.6%
523	Bunge Ltd.	49,957
1,040	Campbell Soup Co.	57,179
1,942	Conagra Brands, Inc.	72,942
676	General Mills, Inc.	57,771
1,134	Hormel Foods Corp.	45,224
362	J.M. Smucker (The) Co.	56,968
Shares	Description	Value

	Food Products (Continued)
1,044	Kellogg Co.	$69,906
2,185	Kraft Heinz (The) Co.	84,494
496	McCormick & Co., Inc.	41,272
749	Mondelez International, Inc., Class A	52,220
1,086	Tyson Foods, Inc., Class A	64,422
		652,355
	Gas Utilities – 0.1%
230	Atmos Energy Corp.	25,843
	Ground Transportation – 0.7%
377	Norfolk Southern Corp.	79,924
546	Union Pacific Corp.	109,888
		189,812
	Health Care Equipment & Supplies – 2.8%
5,809	Baxter International, Inc.	235,613
5,800	Medtronic PLC	467,596
		703,209
	Health Care Providers & Services – 1.5%
4,393	Cardinal Health, Inc.	331,671
574	CVS Health Corp.	42,654
		374,325
	Hotels, Restaurants & Leisure – 2.6%
1,581	Darden Restaurants, Inc.	245,308
534	McDonald’s Corp.	149,311
1,331	Starbucks Corp.	138,597
910	Yum! Brands, Inc.	120,193
		653,409
	Household Durables – 0.9%
2,198	Garmin Ltd.	221,822
	Household Products – 1.0%
538	Clorox (The) Co.	85,133
678	Colgate-Palmolive Co.	50,952
570	Kimberly-Clark Corp.	76,505
356	Procter & Gamble (The) Co.	52,934
		265,524
	Independent Power & Renewable Electricity Producers – 0.1%
795	AES (The) Corp.	19,144
	Industrial Conglomerates – 1.1%
1,910	3M Co.	200,760
398	Honeywell International, Inc.	76,066
		276,826

See Notes to Financial Statements

US Equity Dividend Select ETF (RNDV)
Portfolio of Investments (Continued)
March 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Insurance – 1.9%
715	Aflac, Inc.	$46,132
428	Allstate (The) Corp.	47,427
740	American International Group, Inc.	37,266
609	Cincinnati Financial Corp.	68,257
635	Hartford Financial Services Group (The), Inc.	44,253
874	MetLife, Inc.	50,640
841	Principal Financial Group, Inc.	62,503
1,121	Prudential Financial, Inc.	92,751
241	Travelers (The) Cos., Inc.	41,310
		490,539
	IT Services – 3.1%
4,074	Cognizant Technology Solutions Corp., Class A	248,229
4,097	International Business Machines Corp.	537,075
		785,304
	Machinery – 2.4%
371	Caterpillar, Inc.	84,900
474	Cummins, Inc.	113,229
481	Illinois Tool Works, Inc.	117,099
273	Parker-Hannifin Corp.	91,758
2,597	Stanley Black & Decker, Inc.	209,266
		616,252
	Media – 3.3%
2,374	Comcast Corp., Class A	89,998
2,755	Omnicom Group, Inc.	259,907
22,055	Paramount Global, Class B	492,047
		841,952
	Metals & Mining – 0.2%
923	Newmont Corp.	45,245
	Multi-Utilities – 1.1%
309	Ameren Corp.	26,694
810	CenterPoint Energy, Inc.	23,863
475	CMS Energy Corp.	29,155
362	Consolidated Edison, Inc.	34,632
737	Dominion Energy, Inc.	41,206
272	DTE Energy Co.	29,795
597	Public Service Enterprise Group, Inc.	37,283
199	Sempra Energy	30,081
343	WEC Energy Group, Inc.	32,513
		285,222
	Oil, Gas & Consumable Fuels – 5.0%
311	Chevron Corp.	50,743
633	ConocoPhillips	62,800
5,975	Coterra Energy, Inc.	146,626
Shares	Description	Value

	Oil, Gas & Consumable Fuels (Continued)
2,416	Devon Energy Corp.	$122,274
847	Diamondback Energy, Inc.	114,489
318	EOG Resources, Inc.	36,452
516	Exxon Mobil Corp.	56,585
5,963	Kinder Morgan, Inc.	104,412
325	Marathon Petroleum Corp.	43,820
1,532	ONEOK, Inc.	97,343
655	Ovintiv, Inc.	23,632
625	Phillips 66	63,363
862	Pioneer Natural Resources Co.	176,055
460	Targa Resources Corp.	33,557
431	Valero Energy Corp.	60,168
2,777	Williams (The) Cos., Inc.	82,921
		1,275,240
	Pharmaceuticals – 5.1%
5,475	Bristol-Myers Squibb Co.	379,472
1,871	Johnson & Johnson	290,005
2,985	Merck & Co., Inc.	317,574
7,997	Pfizer, Inc.	326,278
		1,313,329
	Professional Services – 1.0%
353	Automatic Data Processing, Inc.	78,588
350	Broadridge Financial Solutions, Inc.	51,300
1,046	Paychex, Inc.	119,861
		249,749
	Semiconductors & Semiconductor Equipment – 11.9%
1,394	Analog Devices, Inc.	274,925
667	Broadcom, Inc.	427,907
25,792	Intel Corp.	842,625
1,670	NXP Semiconductors N.V.	311,413
2,991	QUALCOMM, Inc.	381,592
3,507	Skyworks Solutions, Inc.	413,756
2,120	Texas Instruments, Inc.	394,341
		3,046,559
	Software – 0.9%
13,435	Gen Digital, Inc.	230,545
	Specialty Retail – 2.2%
3,582	Best Buy Co., Inc.	280,363
499	Home Depot (The), Inc.	147,265
610	Lowe’s Cos., Inc.	121,982
		549,610
	Technology Hardware, Storage & Peripherals – 8.4%
23,254	Hewlett Packard Enterprise Co.	370,436
17,305	HP, Inc.	507,902
6,842	NetApp, Inc.	436,862

See Notes to Financial Statements

US Equity Dividend Select ETF (RNDV)
Portfolio of Investments (Continued)
March 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Technology Hardware, Storage & Peripherals (Continued)
12,484	Seagate Technology Holdings PLC	$825,442
		2,140,642
	Textiles, Apparel & Luxury Goods – 1.5%
17,260	VF Corp.	395,427
	Tobacco – 1.1%
3,986	Altria Group, Inc.	177,855
1,114	Philip Morris International, Inc.	108,337
		286,192
	Trading Companies & Distributors – 0.1%
520	Fastenal Co.	28,049
	Water Utilities – 0.1%
507	Essential Utilities, Inc.	22,131
	Total Common Stocks	24,729,216
	(Cost $25,201,098)
REAL ESTATE INVESTMENT TRUSTS – 2.8%
	Diversified REITs – 0.1%
428	WP Carey, Inc.	33,149
	Health Care REITs – 0.3%
1,181	Healthpeak Properties, Inc.	25,946
548	Ventas, Inc.	23,756
349	Welltower, Inc.	25,020
		74,722
	Hotel & Resort REITs – 0.1%
792	Host Hotels & Resorts, Inc.	13,060
	Industrial REITs – 0.1%
154	Prologis, Inc.	19,214
	Office REITs – 0.2%
137	Alexandria Real Estate Equities, Inc.	17,206
530	Boston Properties, Inc.	28,683
		45,889
	Residential REITs – 0.8%
490	American Homes 4 Rent, Class A	15,411
150	AvalonBay Communities, Inc.	25,209
185	Camden Property Trust	19,395
244	Equity LifeStyle Properties, Inc.	16,380
443	Equity Residential	26,580
121	Essex Property Trust, Inc.	25,306
619	Invitation Homes, Inc.	19,331
116	Mid-America Apartment Communities, Inc.	17,521
Shares	Description	Value

	Residential REITs (Continued)
106	Sun Communities, Inc.	$14,933
619	UDR, Inc.	25,416
		205,482
	Retail REITs – 0.3%
1,158	Kimco Realty Corp.	22,616
454	Realty Income Corp.	28,747
309	Simon Property Group, Inc.	34,599
		85,962
	Specialized REITs – 0.9%
80	American Tower Corp.	16,347
200	Crown Castle, Inc.	26,768
299	Digital Realty Trust, Inc.	29,395
18	Equinix, Inc.	12,979
170	Extra Space Storage, Inc.	27,698
640	Gaming and Leisure Properties, Inc.	33,318
613	Iron Mountain, Inc.	32,434
62	Public Storage	18,733
884	VICI Properties, Inc.	28,836
464	Weyerhaeuser Co.	13,980
		240,488
	Total Real Estate Investment Trusts	717,966
	(Cost $779,113)
	Total Investments – 99.7%	25,447,182
	(Cost $25,980,211)
	Net Other Assets and Liabilities – 0.3%	87,142
	Net Assets – 100.0%	$25,534,324

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 3/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 24,729,216	$ 24,729,216	$ —	$ —
Real Estate Investment Trusts*	717,966	717,966	—	—
Total Investments	$ 25,447,182	$ 25,447,182	$—	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

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First Trust Exchange-Traded Fund VI
Statements of Assets and Liabilities
March 31, 2023
	Developed International Equity Select ETF (RNDM)	Emerging Markets Equity Select ETF (RNEM)	Large Cap US Equity Select ETF (RNLC)
ASSETS:
Investments, at value	$ 19,397,753	$ 8,951,452	$ 17,015,984
Cash	53,138	26,720	13,568
Foreign currency	16,445	1,354	—
Receivables:
Dividends	92,438	17,252	21,400
Dividend reclaims	53,921	726	3,046
Securities lending income	12	—	—
Miscellaneous	331	—	—
Total Assets	19,614,038	8,997,504	17,053,998
LIABILITIES:
Payables:
Investment advisory fees	10,491	5,568	8,485
Collateral for securities on loan	—	—	—
Deferred foreign capital gains tax	—	36,217	—
Total Liabilities	10,491	41,785	8,485
NET ASSETS	$19,603,547	$8,955,719	$17,045,513
NET ASSETS consist of:
Paid-in capital	$ 22,657,485	$ 10,563,616	$ 18,929,172
Par value	4,000	2,000	5,500
Accumulated distributable earnings (loss)	(3,057,938)	(1,609,897)	(1,889,159)
NET ASSETS	$19,603,547	$8,955,719	$17,045,513
NET ASSET VALUE, per share	$49.01	$44.78	$30.99
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	400,002	200,002	550,002
Investments, at cost	$18,353,605	$8,691,101	$16,824,091
Foreign currency, at cost (proceeds)	$16,459	$1,353	$—
Securities on loan, at value	$—	$—	$—

See Notes to Financial Statements

Mid Cap US Equity Select ETF (RNMC)	Small Cap US Equity Select ETF (RNSC)	US Equity Dividend Select ETF (RNDV)

$ 12,379,024	$ 27,868,625	$ 25,447,182
5,511	21,844	35,053
—	—	—

18,092	50,746	58,254
521	—	3,909
—	186	—
—	—	—
12,403,148	27,941,401	25,544,398

6,270	14,406	10,074
—	40,397	—
—	—	—
6,270	54,803	10,074
$ 12,396,878	$ 27,886,598	$ 25,534,324

$ 15,834,871	$ 31,509,407	$ 27,529,845
4,500	10,500	9,000
(3,442,493)	(3,633,309)	(2,004,521)
$ 12,396,878	$ 27,886,598	$ 25,534,324
$27.55	$26.56	$28.37
450,002	1,050,002	900,002
$12,944,769	$28,163,288	$25,980,211
$—	$—	$—
$—	$39,547	$—
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Operations
For the Year Ended March 31, 2023
	Developed International Equity Select ETF (RNDM)	Emerging Markets Equity Select ETF (RNEM)	Large Cap US Equity Select ETF (RNLC)
INVESTMENT INCOME:
Dividends	$ 714,761	$ 432,981	$ 430,135
Interest	1,019	680	600
Securities lending income (net of fees)	580	—	—
Foreign withholding tax	(70,230)	(63,821)	(619)
Other	103	6	21
Total investment income	646,233	369,846	430,137
EXPENSES:
Investment advisory fees	120,773	63,551	117,468
Total expenses	120,773	63,551	117,468
NET INVESTMENT INCOME (LOSS)	525,460	306,295	312,669
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,806,910)	(721,088)	(466,587)
In-kind redemptions	128,841	—	1,032,727
Foreign currency transactions	(9,698)	4,758	—
Foreign capital gains tax	—	(8,220)	—
Net realized gain (loss)	(1,687,767)	(724,550)	566,140
Net change in unrealized appreciation (depreciation) on:
Investments	543,788	45,503	(2,385,080)
Foreign currency translation	(1,290)	167	—
Deferred foreign capital gains tax	—	(14,656)	—
Net change in unrealized appreciation (depreciation)	542,498	31,014	(2,385,080)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,145,269)	(693,536)	(1,818,940)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(619,809)	$(387,241)	$(1,506,271)

See Notes to Financial Statements

Mid Cap US Equity Select ETF (RNMC)	Small Cap US Equity Select ETF (RNSC)	US Equity Dividend Select ETF (RNDV)

$367,764	$714,391	$712,007
585	1,139	936
—	3,830	—
(88)	(356)	(729)
85	44	9
368,346	719,048	712,223

95,812	153,050	101,764
95,812	153,050	101,764
272,534	565,998	610,459

(975,284)	(2,304,105)	(322,868)
1,653,605	1,435,864	56
—	—	—
—	—	—
678,321	(868,241)	(322,812)

(1,588,315)	(1,064,889)	(1,049,183)
—	—	—
—	—	—
(1,588,315)	(1,064,889)	(1,049,183)
(909,994)	(1,933,130)	(1,371,995)
$(637,460)	$(1,367,132)	$(761,536)
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Statements of Changes in Net Assets
	Developed International Equity Select ETF (RNDM)		Emerging Markets Equity Select ETF (RNEM)
	Year Ended 3/31/2023	Year Ended 3/31/2022	Year Ended 3/31/2023	Year Ended 3/31/2022
OPERATIONS:
Net investment income (loss)	$ 525,460	$ 612,626	$ 306,295	$ 242,593
Net realized gain (loss)	(1,687,767)	2,370,496	(724,550)	364,099
Net change in unrealized appreciation (depreciation)	542,498	(2,937,328)	31,014	(464,909)
Net increase (decrease) in net assets resulting from operations	(619,809)	45,794	(387,241)	141,783
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(486,763)	(703,193)	(254,643)	(180,487)
Return of capital	—	—	—	(49,961)
Total distributions to shareholders	(486,763)	(703,193)	(254,643)	(230,448)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	4,346,583	5,595,303	2,305,295	—
Cost of shares redeemed	(7,143,304)	(5,356,575)	—	—
Net increase (decrease) in net assets resulting from shareholder transactions	(2,796,721)	238,728	2,305,295	—
Total increase (decrease) in net assets	(3,903,293)	(418,671)	1,663,411	(88,665)
NET ASSETS:
Beginning of period	23,506,840	23,925,511	7,292,308	7,380,973
End of period	$19,603,547	$23,506,840	$8,955,719	$7,292,308
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	450,002	450,002	150,002	150,002
Shares sold	100,000	100,000	50,000	—
Shares redeemed	(150,000)	(100,000)	—	—
Shares outstanding, end of period	400,002	450,002	200,002	150,002

See Notes to Financial Statements

Large Cap US Equity Select ETF (RNLC)		Mid Cap US Equity Select ETF (RNMC)		Small Cap US Equity Select ETF (RNSC)		US Equity Dividend Select ETF (RNDV)
Year Ended 3/31/2023	Year Ended 3/31/2022	Year Ended 3/31/2023	Year Ended 3/31/2022	Year Ended 3/31/2023	Year Ended 3/31/2022	Year Ended 3/31/2023	Year Ended 3/31/2022

$ 312,669	$ 322,827	$ 272,534	$ 241,500	$ 565,998	$ 274,780	$ 610,459	$ 374,454
566,140	6,041,882	678,321	3,693,023	(868,241)	2,198,102	(322,812)	1,755,695
(2,385,080)	(3,315,959)	(1,588,315)	(2,661,207)	(1,064,889)	(1,832,012)	(1,049,183)	(644,056)
(1,506,271)	3,048,750	(637,460)	1,273,316	(1,367,132)	640,870	(761,536)	1,486,093

(305,626)	(328,071)	(277,601)	(244,191)	(545,516)	(261,631)	(571,256)	(359,126)
—	—	—	—	—	—	—	—
(305,626)	(328,071)	(277,601)	(244,191)	(545,516)	(261,631)	(571,256)	(359,126)

3,125,444	11,195,391	5,684,608	13,029,289	16,257,937	18,629,899	8,576,223	19,135,641
(5,945,869)	(17,927,661)	(8,543,272)	(14,535,290)	(8,184,037)	(7,148,164)	—	(10,393,637)
(2,820,425)	(6,732,270)	(2,858,664)	(1,506,001)	8,073,900	11,481,735	8,576,223	8,742,004
(4,632,322)	(4,011,591)	(3,773,725)	(476,876)	6,161,252	11,860,974	7,243,431	9,868,971

21,677,835	25,689,426	16,170,603	16,647,479	21,725,346	9,864,372	18,290,893	8,421,922
$17,045,513	$21,677,835	$12,396,878	$16,170,603	$27,886,598	$21,725,346	$25,534,324	$18,290,893

650,002	850,002	550,002	600,002	750,002	350,002	600,002	300,002
100,000	350,000	200,000	450,000	600,000	650,000	300,000	650,000
(200,000)	(550,000)	(300,000)	(500,000)	(300,000)	(250,000)	—	(350,000)
550,002	650,002	450,002	550,002	1,050,002	750,002	900,002	600,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights
For a share outstanding throughout each period
Developed International Equity Select ETF (RNDM)
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 52.24	$ 53.17	$ 39.88	$ 49.45	$ 51.38
Income from investment operations:
Net investment income (loss)	1.33	1.24	0.90	1.11	1.07
Net realized and unrealized gain (loss)	(3.34)	(0.73)	13.01	(9.02)	(1.90)
Total from investment operations	(2.01)	0.51	13.91	(7.91)	(0.83)
Distributions paid to shareholders from:
Net investment income	(1.22)	(1.44)	(0.62)	(1.66)	(1.10)
Net asset value, end of period	$49.01	$52.24	$53.17	$39.88	$49.45
Total return (a)	(3.60)%	0.82%	34.93%	(16.64)%	(1.71)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 19,604	$ 23,507	$ 23,926	$ 23,929	$ 24,727
Ratio of total expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets	2.83%	2.26%	1.86%	2.24%	2.32%
Portfolio turnover rate (b)	73%	69%	89%	62%	52%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
Emerging Markets Equity Select ETF (RNEM)
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 48.61	$ 49.21	$ 37.80	$ 50.89	$ 54.94
Income from investment operations:
Net investment income (loss)	1.57	1.61	1.15	1.50	1.10
Net realized and unrealized gain (loss)	(4.13)	(0.67)	11.64	(13.22)	(3.62)
Total from investment operations	(2.56)	0.94	12.79	(11.72)	(2.52)
Distributions paid to shareholders from:
Net investment income	(1.27)	(1.20)	(1.38)	(1.37)	(1.19)
Net realized gain	—	—	—	—	(0.34)
Return of capital	—	(0.34)	—	—	—
Total distributions	(1.27)	(1.54)	(1.38)	(1.37)	(1.53)
Net asset value, end of period	$44.78	$48.61	$49.21	$37.80	$50.89
Total return (a)	(4.97)%	1.91%	34.44%	(23.66)%	(4.48)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 8,956	$ 7,292	$ 7,381	$ 7,561	$ 12,723
Ratio of total expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets	3.61%	3.30%	2.94%	2.83%	2.04%
Portfolio turnover rate (b)	65%	72%	75%	82%	69%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
Large Cap US Equity Select ETF (RNLC)
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 33.35	$ 30.22	$ 18.85	$ 22.12	$ 21.54
Income from investment operations:
Net investment income (loss)	0.49	0.38	0.34	0.46	0.38
Net realized and unrealized gain (loss)	(2.38)	3.13	11.39	(3.27)	0.56
Total from investment operations	(1.89)	3.51	11.73	(2.81)	0.94
Distributions paid to shareholders from:
Net investment income	(0.47)	(0.38)	(0.36)	(0.46)	(0.36)
Net asset value, end of period	$30.99	$33.35	$30.22	$18.85	$22.12
Total return (a)	(5.57)%	11.62%	62.65%	(12.98)%	4.45%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 17,046	$ 21,678	$ 25,689	$ 15,081	$ 18,800
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	1.60%	1.13%	1.41%	2.03%	1.72%
Portfolio turnover rate (b)	30%	21%	34%	24%	28%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
Mid Cap US Equity Select ETF (RNMC)
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 29.40	$ 27.75	$ 15.85	$ 21.31	$ 21.18
Income from investment operations:
Net investment income (loss)	0.49	0.35	0.33	0.39	0.32
Net realized and unrealized gain (loss)	(1.84)	1.65	11.90	(5.45)	0.12
Total from investment operations	(1.35)	2.00	12.23	(5.06)	0.44
Distributions paid to shareholders from:
Net investment income	(0.50)	(0.35)	(0.33)	(0.40)	(0.31)
Net asset value, end of period	$27.55	$29.40	$27.75	$15.85	$21.31
Total return (a)	(4.47)%	7.26%	77.60%	(24.23)%	2.16%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 12,397	$ 16,171	$ 16,647	$ 11,096	$ 13,853
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	1.71%	1.22%	1.46%	1.76%	1.70%
Portfolio turnover rate (b)	51%	43%	60%	43%	42%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
Small Cap US Equity Select ETF (RNSC)
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 28.97	$ 28.18	$ 14.87	$ 20.84	$ 20.88
Income from investment operations:
Net investment income (loss)	0.56	0.46	0.28	0.36	0.46
Net realized and unrealized gain (loss)	(2.42)	0.78	13.34	(5.98)	(0.09)
Total from investment operations	(1.86)	1.24	13.62	(5.62)	0.37
Distributions paid to shareholders from:
Net investment income	(0.55)	(0.45)	(0.31)	(0.35)	(0.41)
Net asset value, end of period	$26.56	$28.97	$28.18	$14.87	$20.84
Total return (a)	(6.28)%	4.39%	92.49%	(27.51)%	1.78%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 27,887	$ 21,725	$ 9,864	$ 5,946	$ 5,210
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	2.22%	1.79%	1.37%	1.97%	2.25%
Portfolio turnover rate (b)	72%	49%	71%	52%	52%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund VI
Financial Highlights (Continued)
For a share outstanding throughout each period
US Equity Dividend Select ETF (RNDV)
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 30.48	$ 28.07	$ 17.50	$ 21.73	$ 21.09
Income from investment operations:
Net investment income (loss)	0.79	0.64	0.58	0.73	0.78
Net realized and unrealized gain (loss)	(2.14)	2.40	10.61	(4.24)	0.58
Total from investment operations	(1.35)	3.04	11.19	(3.51)	1.36
Distributions paid to shareholders from:
Net investment income	(0.76)	(0.63)	(0.62)	(0.72)	(0.72)
Net asset value, end of period	$28.37	$30.48	$28.07	$17.50	$21.73
Total return (a)	(4.28)%	10.86%	64.82%	(16.81)%	6.64%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 25,534	$ 18,291	$ 8,422	$ 4,375	$ 5,434
Ratio of total expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets	3.00%	2.33%	2.65%	3.23%	2.98%
Portfolio turnover rate (b)	52%	41%	89%	78%	98%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund VI
March 31, 2023
1. Organization
First Trust Exchange-Traded Fund VI (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on June 4, 2012, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of thirty-three exchange-traded funds that are offering shares. This report covers the six funds (each a “Fund” and collectively, the “Funds”) listed below, each a diversified series of the Trust and listed and traded on The Nasdaq Stock Market LLC (“Nasdaq”).
Developed International Equity Select ETF - (ticker “RNDM”)
Emerging Markets Equity Select ETF - (ticker “RNEM”)
Large Cap US Equity Select ETF - (ticker “RNLC”)
Mid Cap US Equity Select ETF - (ticker “RNMC”)
Small Cap US Equity Select ETF - (ticker “RNSC”)
US Equity Dividend Select ETF - (ticker “RNDV”)
Each Fund represents a separate series of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.” The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the following indices:
Fund	Index
Developed International Equity Select ETF Emerging Markets Equity Select ETF Large Cap US Equity Select ETF Mid Cap US Equity Select ETF Small Cap US Equity Select ETF US Equity Dividend Select ETF	Nasdaq Riskalyze Developed MarketsTM Index
Nasdaq Riskalyze Emerging MarketsTM Index
Nasdaq Riskalyze US Large CapTM Index
Nasdaq Riskalyze US Mid CapTM Index
Nasdaq Riskalyze US Small CapTM Index
Nasdaq Riskalyze US Large Cap Select DividendTM Index
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, real estate investment trusts (“REITs”), and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2023
on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Shares of open-end funds are valued based on NAV per share.
Securities traded in an over-the-counter market are valued at the mean of their most recent bid and asked price, if available, and otherwise at their last trade price.
Overnight repurchase agreements are valued at amortized cost when it represents the most appropriate reflection of fair market value.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
2)	the type of security;
3)	the size of the holding;
4)	the initial cost of the security;
5)	transactions in comparable securities;
6)	price quotes from dealers and/or third-party pricing services;
7)	relationships among various securities;
8)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
9)	an analysis of the issuer’s financial statements;
10)	the existence of merger proposals or tender offers that might affect the value of the security; and
11)	other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur;
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
9)	other relevant factors.
In addition, differences between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s corresponding index could result in a difference between a Fund’s performance and the performance of its underlying index.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2023
securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund’s ability to track the index.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of March 31, 2023, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2023
D. Offsetting on the Statements of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
E. Securities Lending
The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.
Under the Funds’ Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. (“BBH”) acts as the Funds’ securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At March 31, 2023, only RNSC had securities in the securities lending program. During the fiscal year ended March 31, 2023, RNDM and RNSC participated in the securities lending program.
In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower’s default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.
F. Repurchase Agreements
Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
MRAs govern transactions between a Fund and select counterparties. The MRAs maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.
Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2023
counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund’s portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with the delay and enforcement of the MRA.
While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended March 31, 2023, were received as collateral for lending securities.
G. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by each Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. A Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by each Fund during the fiscal year ended March 31, 2023, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
Developed International Equity Select ETF	$ 486,763	$ —	$ —
Emerging Markets Equity Select ETF	254,643	—	—
Large Cap US Equity Select ETF	305,626	—	—
Mid Cap US Equity Select ETF	277,601	—	—
Small Cap US Equity Select ETF	545,516	—	—
US Equity Dividend Select ETF	571,256	—	—
The tax character of distributions paid by each Fund during the fiscal year ended March 31, 2022, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
Developed International Equity Select ETF	$ 703,193	$ —	$ —
Emerging Markets Equity Select ETF	180,487	—	49,961
Large Cap US Equity Select ETF	328,071	—	—
Mid Cap US Equity Select ETF	244,191	—	—
Small Cap US Equity Select ETF	261,631	—	—
US Equity Dividend Select ETF	359,126	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2023
As of March 31, 2023, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
Developed International Equity Select ETF	$ 105,700	$ (4,165,895)	$ 1,002,257
Emerging Markets Equity Select ETF	32,465	(1,750,106)	107,744
Large Cap US Equity Select ETF	19,487	(1,989,412)	80,766
Mid Cap US Equity Select ETF	7,814	(2,665,399)	(784,908)
Small Cap US Equity Select ETF	37,020	(2,797,779)	(872,550)
US Equity Dividend Select ETF	63,315	(1,226,146)	(841,690)
H. Income and Other Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in “Net change in unrealized appreciation (depreciation) on deferred foreign capital gains tax” on the Statements of Operations. The capital gains tax paid on securities sold, if any, is included in “Net realized gain (loss) on foreign capital gains tax” on the Statements of Operations.
India’s Finance Bill, 2018 (“Finance Bill, 2018”) was enacted into law on March 29, 2018 and amongst other provisions, it introduced a long-term capital gains tax beginning April 1, 2018. Long-term capital gains on the sale of listed shares in excess of INR 0.1 million are taxed at the rate of 10% (plus applicable surcharge and cess (which is a type of tax)) subject to satisfaction of certain conditions. Long-term capital gains accruing as of January 31, 2018 are considered exempt due to a grandfather clause in the provision. The aforesaid exemption from long-term capital gains tax is available with respect to shares acquired between October 1, 2004 and March 31, 2018 only if on such acquisitions Securities Transaction Tax (“STT”) was chargeable. Certain exceptions in this regard, such as acquisition of shares in a public offer, bonus, rights issued, etc. for which the condition of chargeability of STT on acquisition is not applicable, have been notified.
In the case of the sale of listed shares held by a Fund for one year or less, the income is classified as short-term capital gains and is taxable at 15% (plus applicable surcharge and cess) provided the shares are sold on the stock exchange and subjected to STT. For above purposes, the applicable rate of surcharge is 2% or 5% (depending on the level of income of the Fund). The Finance Bill, 2018 increases the cess imposed on the sum of tax and surcharge from 3% to 4%. The cess 4% rate is applied to the capital gains tax, resulting in a higher effective rate of capital gains tax.
Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains are taxed at 10% (plus applicable surcharge and cess) and short-term capital gains are taxed at 30% (plus applicable surcharge and cess). The Finance Bill, 2018, approves the carry forward of long-term capital losses to be offset against long-term capital gains. Short-term losses can be netted against both short-term gains and long-term gains.
Until March 31, 2020, dividends received by a Fund from Indian companies were exempt from tax in India because Indian companies were required to pay dividend distribution tax. The Indian Finance Act, 2020 has amended the dividend taxation framework effective April 1, 2020 and accordingly dividends would now be taxable in the hands of the shareholders at 20%, plus applicable surcharge and cess. Subsequent to the Indian Finance Act, 2020, “The Taxation and Other Laws (Relaxation and Amendment of Certain Provisions) Bill, 2020” (the “Bill”) was enacted into law and is effective retroactively to April 1, 2020. The Bill caps the maximum surcharge at 15% of the tax on dividend income earned by the Fund. The highest effective tax rate proposed for non-corporate entities on dividends will be 23.92%. Note, the Fund will not obtain relief under the US-India tax treaty as the treaty rate of 25% is higher than the domestic rate. Any excess taxes withheld can be off-set against capital gains tax liability during the year or claimed as a refund in the annual tax return.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2023
Please note that the above description is based on current provisions of Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of a Fund and thus reduce the return to a Fund’s shareholders. There can be no assurance that the Indian tax authorities and/or regulators will not take a position contrary to the views expressed herein. If the Indian tax authorities and/or regulators take a position contrary to the views expressed herein, adverse unpredictable consequences may follow.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. As of March 31, 2023, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At March 31, 2023, for federal income tax purposes, the Funds had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains.
Non-Expiring Capital Loss Carryforward
Developed International Equity Select ETF	$ 4,165,895
Emerging Markets Equity Select ETF	1,750,106
Large Cap US Equity Select ETF	1,989,412
Mid Cap US Equity Select ETF	2,665,399
Small Cap US Equity Select ETF	2,797,779
US Equity Dividend Select ETF	1,226,146
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended March 31, 2023, the adjustments for each Fund were as follows:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
Developed International Equity Select ETF	$ 8,147	$ (101,524)	$ 93,377
Emerging Markets Equity Select ETF	(3,456)	3,456	—
Large Cap US Equity Select ETF	—	(992,769)	992,769
Mid Cap US Equity Select ETF	753	(1,541,392)	1,540,639
Small Cap US Equity Select ETF	—	(1,164,877)	1,164,877
US Equity Dividend Select ETF	—	(56)	56

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2023
As of March 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Developed International Equity Select ETF	$ 18,394,837	$ 2,033,851	$ (1,030,935)	$ 1,002,916
Emerging Markets Equity Select ETF	8,807,805	1,023,237	(879,590)	143,647
Large Cap US Equity Select ETF	16,935,218	1,621,288	(1,540,522)	80,766
Mid Cap US Equity Select ETF	13,163,932	971,394	(1,756,302)	(784,908)
Small Cap US Equity Select ETF	28,741,175	2,086,217	(2,958,767)	(872,550)
US Equity Dividend Select ETF	26,288,872	1,243,556	(2,085,246)	(841,690)
I. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
First Trust has entered into licensing agreements with Riskalyze, Inc. (“Licensor”) for the Funds. The respective license agreements allow for the use by First Trust of each Fund’s respective index and of certain trademarks and trade names of the Licensor. The Funds are sub-licensees to the applicable license agreements.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, licensing fees, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses associated with the execution of portfolio transactions, acquired fund fees and expenses, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, which are paid by each respective Fund. First Trust also provides fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which is covered under the annual unitary management fee. Effective November 1, 2022, the annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedules:
Breakpoints	RNDM	RNEM
Fund net assets up to and including $2.5 billion	0.65000%	0.75000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.63375%	0.73125%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.61750%	0.71250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.60125%	0.69375%
Fund net assets greater than $10 billion	0.58500%	0.67500%

Breakpoints	RNLC	RNMC	RNSC	RNDV
Fund net assets up to and including $2.5 billion	0.600%	0.600%	0.600%	0.5000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.585%	0.585%	0.585%	0.4875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.570%	0.570%	0.570%	0.4750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.555%	0.555%	0.555%	0.4625%
Fund net assets greater than $10 billion up to and including $15 billion	0.540%	0.540%	0.540%	0.4500%
Fund net assets greater than $15 billion	0.510%	0.510%	0.510%	0.4250%

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2023
Prior to November 1, 2022, the Funds paid First Trust an annual unitary management fee based on each Fund’s average daily net assets at the following rates:
Developed International Equity Select ETF	0.65%
Emerging Markets Equity Select ETF	0.75%
Large Cap US Equity Select ETF	0.60%
Mid Cap US Equity Select ETF	0.60%
Small Cap US Equity Select ETF	0.60%
US Equity Dividend Select ETF	0.50%
The Trust has multiple service agreements with BBH. Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Funds. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended March 31, 2023, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
Developed International Equity Select ETF	$ 13,592,378	$ 13,598,041
Emerging Markets Equity Select ETF	7,329,360	5,412,565
Large Cap US Equity Select ETF	5,947,051	5,948,037
Mid Cap US Equity Select ETF	8,031,405	8,003,313
Small Cap US Equity Select ETF	18,203,839	18,044,498
US Equity Dividend Select ETF	10,622,529	10,574,808

For the fiscal year ended March 31, 2023, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:
	Purchases	Sales
Developed International Equity Select ETF	$ 3,977,903	$ 6,742,375
Emerging Markets Equity Select ETF	462,995	—
Large Cap US Equity Select ETF	3,120,346	5,929,031
Mid Cap US Equity Select ETF	5,678,930	8,527,661
Small Cap US Equity Select ETF	16,189,913	8,171,684
US Equity Dividend Select ETF	8,535,600	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2023
5. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before July 31, 2023.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VI:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Developed International Equity Select ETF, Emerging Markets Equity Select ETF, Large Cap US Equity Select ETF, Mid Cap US Equity Select ETF, Small Cap US Equity Select ETF, US Equity Dividend Select ETF (the “Funds”), each a series of First Trust Exchange-Traded Fund VI, including the portfolios of investments, as of March 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
May 23, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund VI
March 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended March 31, 2023, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:
Dividends Received Deduction
Developed International Equity Select ETF	0.00%
Emerging Markets Equity Select ETF	0.00%
Large Cap US Equity Select ETF	100.00%
Mid Cap US Equity Select ETF	100.00%
Small Cap US Equity Select ETF	100.00%
US Equity Dividend Select ETF	100.00%
For the taxable year ended March 31, 2023, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:
Qualified Dividend Income
Developed International Equity Select ETF	100.00%
Emerging Markets Equity Select ETF	59.84%
Large Cap US Equity Select ETF	100.00%
Mid Cap US Equity Select ETF	100.00%
Small Cap US Equity Select ETF	100.00%
US Equity Dividend Select ETF	100.00%
A portion of the ordinary dividends (including short-term capital gains) that RNLC, RNMC, RNSC, and RNDV paid to shareholders during the taxable year ended March 31, 2023, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended (the “Code”), Section 199A for the aggregate dividends the Funds received from the underlying Real Estate Investment Trusts (REITs) they invest in.
The following Funds met the requirements of Section 853 of the Code and elect to pass through to their shareholders credit for foreign taxes paid. For the taxable year ended March 31, 2023, the total amount of income received by the Funds from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:
	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
Developed International Equity Select ETF	$707,408	$1.77	$69,016	$0.17
Emerging Markets Equity Select ETF	$432,334	$2.16	$71,766	$0.36

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2023 (Unaudited)
The foreign taxes paid will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after the calendar year end. Gross foreign income and foreign taxes paid will be posted on each Fund’s website and disclosed in the tax letter.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2023 (Unaudited)
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2023 (Unaudited)
United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
Variable Interest Entities Risk. In order to gain exposure to certain Chinese companies that are included in a Fund’s Index but are unavailable to direct investment by foreign investors, certain Funds invest significantly in non-Chinese shell companies that have created structures known as variable interest entities (“VIEs”) in order to gain exposure to such Chinese companies. In China, direct ownership of companies in certain sectors by foreign individuals and entities is prohibited. In order to allow for foreign investment in these businesses, many Chinese companies have created VIE structures to enable indirect foreign ownership. In such an arrangement, a Chinese operating company typically establishes an offshore shell company in another jurisdiction, such as the Cayman Islands. That shell company enters into service and other contracts with the Chinese issuer or operating company to obtain economic exposure to the Chinese company, then issues shares on an exchange outside of mainland China, and U.S. investors hold stock in the non-Chinese shell company rather than directly in the Chinese issuer or operating company. This arrangement allows U.S. investors, such as the Fund, to obtain economic exposure to the Chinese issuer or operating company through contractual means rather than through formal equity ownership. Because neither the shell company nor the Fund owns actual equity interests in the Chinese operating company, they do not have the voting rights or other types of control that an equity holder would expect to benefit from.  Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIEs are not formally recognized under Chinese law.

Additional Information (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2023 (Unaudited)
Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese company’s performance and the enforceability of the VIE’s contractual arrangements that establish the links between the Chinese company and the shell company in which the Fund invests. This could considerably impact the financial condition of the shell company in which the Fund invests by limiting its ability to consolidate the financial results of the Chinese operating company into its own financial statements, as well as make the value of the shares held by the Fund effectively worthless. Further, if Chinese officials prohibit the existence of VIEs, the market value of the Fund’s associated holdings would likely suffer significant, and possibly permanent effects, which could negatively impact the Fund’s net asset value and could result in substantial losses. Further, it is uncertain whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the value of the Fund’s shares.
VIEs are also subject to the investment risks associated with the underlying Chinese issuer or operating company. Chinese companies are not subject to the same degree of regulatory requirements or accounting standards and oversight as companies in more developed countries. As a result, information about the Chinese securities and VIEs in which the Fund invests may be less reliable and incomplete. There also may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and VIEs, and shareholders may have limited legal remedies, which could negatively impact the Fund. Additionally, U.S.-listed VIEs may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of the Fund to invest in such securities and may increase the cost of the Fund if required to seek alternative markets in which to invest in such securities.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory Agreement
Board Considerations Regarding Approval of Amendment to the Investment Management Agreement
The Board of Trustees of First Trust Exchange-Traded Fund VI (the “Trust”), including the Independent Trustees, unanimously approved the amendment (the “Amendment”) of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the following six series of the Trust (each a “Fund” and collectively, the “Funds”):
Developed International Equity Select ETF (RNDM)
Emerging Markets Equity Select ETF (RNEM)
Large Cap US Equity Select ETF (RNLC)
Mid Cap US Equity Select ETF (RNMC)
Small Cap US Equity Select ETF (RNSC)
US Equity Dividend Select ETF (RNDV)
The Board approved the Amendment for each Fund at a meeting held on October 24, 2022.  As part of the review process, the Board reviewed information and had preliminary discussions with the Advisor regarding the proposed Amendment at meetings held on April 18, 2022, June 12–13, 2022 and September 18–19, 2022.  Following those preliminary discussions, the Board requested and received information from the Advisor regarding the proposed Amendment, and that information was considered at an executive session of the Independent Trustees and their counsel held prior to the October 24, 2022 meeting, as well as at the October meeting.
In reviewing the Amendment for each Fund, the Board considered that the purpose of the Amendment is to modify the unitary fee rate for each Fund under the Agreement by introducing a breakpoint schedule pursuant to which the unitary fee rate paid by each Fund to the Advisor will be reduced as assets of such Fund meet certain thresholds.  The Board noted the Advisor’s representations that the quality and quantity of the services provided to each Fund by the Advisor under the Agreement will not be reduced or modified as a result of the Amendment, and that the obligations of the Advisor under the Agreement will remain the same in all respects.
The Board noted that it, including the Independent Trustees, last approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2023 at a meeting held on June 12–13, 2022.  The Board noted that in connection with such approval it had determined for each Fund, based upon the information provided, that the terms of the Agreement were fair and reasonable and that the continuation of the Agreement was in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
Based on all of the information considered, the Board, including the Independent Trustees, unanimously determined that the terms of the Amendment are fair and reasonable and that the Amendment is in the best interests of each Fund.

Board of Trustees and Officers
First Trust Exchange-Traded Fund VI
March 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	228	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	228	Director, National Futures Association and ADMIS Singapore Ltd.; Formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., and Futures Industry Association
Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	228	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director and Board Chair of RML Long Term Acute Care Hospitals; and Director of Senior Helpers (since 2021)
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	228	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	228	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	228	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund VI
March 31, 2023 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2016	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund VI
March 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

First Trust Exchange-Traded Fund VI
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

First Trust Exchange-Traded Fund VI

First Trust Indxx Medical Devices ETF (MDEV)

Annual Report
For the Year Ended
March 31, 2023

First Trust Indxx Medical Devices ETF (MDEV)
Annual Report
March 31, 2023
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund VI (the “Trust”) described in this report (First Trust Indxx Medical Devices ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Indxx Medical Devices ETF (MDEV)
Annual Letter from the Chairman and CEO
March 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Indxx Medical Devices ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended March 31, 2023.
I am constantly amazed by the depth and breadth of innovation that occurs when people from different geographic, economic, cultural, and educational backgrounds come together to solve problems. Many of the greatest companies to ever exist found their humble beginnings in the simple premise that problems are best solved through ingenuity and cooperation. That idea is still alive and well today, in my opinion. Take, as examples, the recent flood of interest sparked by artificial intelligence programs, advances in robotics, new medicines, more fuel-efficient gasoline engines, electric and hybrid vehicles, quantum computing, developments in wind and solar power; the list goes on and on. That said, the global economy is facing serious issues such as stubborn inflation and the specter of slowing economic growth to name a few.
As many investors know, the global financial system is currently navigating the fallout of the banking crisis that took lending markets by storm in March 2023. The turmoil that started in the U.S. with the failure of Silicon Valley Bank quickly spread around the globe, leading the Swiss government to broker the merger of two of Switzerland’s largest banks. In the U.S., the Federal Reserve (the “Fed”) created the Bank Term Funding Program, which allocated capital to help assure that banks can meet the needs of their depositors. Furthermore, inflation remains elevated on a global scale. Each of the countries that comprise the so-called Group of Ten is currently battling levels of inflation that are higher than the targets set by their central banks, according to data from Bloomberg. Additionally, political unrest stemming from the war between Russia and Ukraine remains a significant factor, with the potential to disturb global fuel and energy supplies as well as provoke interference from other foreign powers.
In the U.S., inflation, as measured by the trailing 12-month rate on the Consumer Price Index, stood at 5.0% as of March 31, 2023, well above the Fed’s stated goal of 2.0%. Despite signals pointing to a potential slowdown in economic growth in the U.S., the Fed stayed the course with regards to interest rate policy. Since February 28, 2022, the Fed raised the Federal Funds target rate (upper bound) a total of nine times, increasing the rate from 0.25%, where it stood on February 28, 2022, to 5.00% as of March 31, 2023.
Global markets have been resilient over time, and the S&P 500® Index has never failed to recover from a bear market. While the issues plaguing the U.S. and global economies are severe, they are not insurmountable, in my view. As Brian Wesbury, Chief Economist at First Trust, recently wrote: “what made America strong is…its human resources and freedom.” We will continue to work the problems before us with ingenuity and resolve, as we always have.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Market Overview
First Trust Indxx Medical Devices ETF
Annual Report
March 31, 2023
Robert F. Carey, CFA
Senior Vice President and Chief Market Strategist
First Trust Advisors L.P.
Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has more than 30 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (“CFA”) designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.
State of the Global Economy
The latest global growth forecast from the International Monetary Fund (“IMF”) released in April 2023 sees real gross domestic product growth rising by 2.8% worldwide in 2023, down from its 2.9% projection in January 2023. The IMF is calling for a 1.6% growth rate for the U.S., up from its January 2023 estimate of 1.4%. Emerging Market and Developing Economies are expected to grow by 3.9% this year, down from the IMF’s 4.0% estimate in January 2023. The IMF notes that risks to their global outlook are squarely to the downside, especially given the recent turmoil in the Financials sector as well as stubbornly high inflation.
In the U.S., inflation, as measured by the Consumer Price Index (“CPI”), stood at 5.0% on a trailing 12-month basis at the end of March 2023, according to the U.S. Bureau of Labor Statistics. While this is significantly lower than the most recent high of 9.1% in June 2022, the CPI remains above its 30-year average of 2.5% as of March 31, 2023, and even further from the Federal Reserve’s (the “Fed”) target of 2.0%.
Performance of Global Stocks and Bonds
The major U.S. stock indices delivered negative results over the past 12 months. The S&P 500® (the “Index”), S&P MidCap 400® and S&P SmallCap 600® Indices posted total returns of -7.73%, -5.12% and -8.82%, respectively, for the 12-month period ended March 31, 2023. Three of the 11 major sectors that comprise the Index were positive on a total return basis. The top performer was the Energy sector, up 13.63%, while the worst showing came from the Real Estate sector, down 19.75%.
A Bloomberg survey of twenty-four equity strategists found that their average 2023 year-end price target for the Index was 4,025, as of April 19, 2023, according to its own release. The highest and lowest estimates were 4,750 and 3,225, respectively. Brian Wesbury, Chief Economist at First Trust, announced in December 2022 that his 2023 year-end price target stood at 3,900. The Index closed trading on March 31, 2023 at 4,109. The outlook for corporate earnings in 2023 has turned negative. Bloomberg’s consensus year-over-year earnings growth rate estimates for the Index for the 2023 and 2024 calendar years stood at -2.67% and 11.56%, respectively, as of April 21, 2023.
The broader foreign stock indices experienced negative total returns over the past year. For the 12-months ended March 31, 2023, the MSCI World ex USA and MSCI Emerging Markets equity indices posted total returns of -2.74% (USD) and -10.70% (USD), respectively, according to Bloomberg. The major foreign bond indices were also down during the same period. The Bloomberg Global Aggregate Index of higher quality debt posted a total return of -8.07% (USD), while the Bloomberg EM Hard Currency Aggregate Index of emerging markets debt fell by 5.41% (USD), according to Bloomberg. The U.S. Dollar rose 4.27% over the past 12 months against a basket of major currencies, as measured by the U.S. Dollar Index (DXY). The increase in the U.S. Dollar provided a drag on the performance of both foreign stock and bond indices, in our opinion.
In the U.S. bond market, the results were also disappointing. The top performing major debt group we track was intermediate corporate bonds. The Bloomberg Intermediate Corporate Index posted a total return of -1.99% for the 12-month period ended March 31, 2023. The worst-performing U.S. debt group that we track was U.S. aggregate bonds. The Bloomberg U.S. Aggregate Bond Index posted a total return of -4.78%. The yield on the benchmark 10-Year Treasury Note (“T-Note”) fell by 113 basis points in the period to close at 3.47% on March 31, 2023, according to Bloomberg. For comparative purposes, the average yield on the 10-Year T-Note was 2.19% for the 10-year period ended March 31, 2023.

Fund Performance Overview (Unaudited)
First Trust Indxx Medical Devices ETF (MDEV)
The First Trust Indxx Medical Devices ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Indxx Global Medical Equipment Index (the “Index”). The shares of the Fund are listed and traded on Cboe BZX Exchange, Inc. under the ticker symbol “MDEV.”
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks and depositary receipts that comprise the Index. The Index is developed, maintained and sponsored by Indxx, Inc. (the “Index Provider”). The Index is composed of common stock and depositary receipts issued by U.S. and non-U.S. companies that comprise the medical devices industry, as determined by the Index Provider. Companies comprising the medical devices industry are those companies that focus on developing equipment, instruments, and machines to diagnose, monitor, and treat diseases.
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 3/31/23	Inception (6/22/21) to 3/31/23	Inception (6/22/21) to 3/31/23
Fund Performance
NAV	-9.05%	-11.20%	-18.99%
Market Price	-9.27%	-11.25%	-19.07%
Index Performance
Indxx Global Medical Equipment Index	-8.98%	-10.71%	-18.19%
MSCI World Health Care Index	-3.69%	1.10%	1.95%
The Fund generated a net asset value (“NAV”) return of -9.05% during the period covered by this report. During the same period, the MSCI World Health Care Index (the “Benchmark”) generated a return of -3.69%. During the period, the United States was the highest weighted country in the Fund with an allocation of 56.1%. Investments in this country contributed -2.5% to the Fund’s return, which was the greatest drag on the Fund’s return of any sector in the Fund. The greatest contribution to the Fund’s performance came from investments in New Zealand, which received a 2.1% weight and contributed 0.2% to the Fund’s return. Exposure to foreign currency contributed -1.3% to the Fund’s total return for the period.
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the period indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated.  Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Indxx and the Index are trademarks of Indxx, Inc. (“Indxx”) and have been licensed for use for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by Indxx, and Indxx makes no representation regarding the advisability of trading in such product. The Index is determined, composed and calculated by Indxx without regard to First Trust or the Fund.

Fund Performance Overview (Unaudited) (Continued)
First Trust Indxx Medical Devices ETF (MDEV) (Continued)
Sector Allocation	% of Total Investments
Health Care	100.0%
Total	100.0%
Top Ten Holdings	% of Total Investments
Exact Sciences Corp.	3.7%
Align Technology, Inc.	2.7
Fisher & Paykel Healthcare Corp., Ltd.	2.6
Straumann Holding AG	2.6
Cooper (The) Cos., Inc.	2.5
Insulet Corp.	2.4
Amplifon S.p.A.	2.4
Koninklijke Philips N.V.	2.3
West Pharmaceutical Services, Inc.	2.3
Intuitive Surgical, Inc.	2.3
Total	25.8%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

First Trust Indxx Medical Devices ETF (MDEV)
Understanding Your Fund Expenses
March 31, 2023 (Unaudited)
As a shareholder of the First Trust Indxx Medical Devices ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended March 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Indxx Medical Devices ETF (MDEV)
Actual	$1,000.00	$1,251.70	0.70%	$3.93
Hypothetical (5% return before expenses)	$1,000.00	$1,021.44	0.70%	$3.53

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (October 1, 2022 through March 31, 2023), multiplied by 182/365 (to reflect the six-month period).

First Trust Indxx Medical Devices ETF (MDEV)
Portfolio of Investments
March 31, 2023
Shares	Description	Value
COMMON STOCKS – 99.7%
	Biotechnology – 3.7%
1,104	Exact Sciences Corp. (a)	$74,862
	Health Care Equipment & Supplies – 74.6%
332	Abbott Laboratories	33,618
574	Alcon, Inc. (b)	40,747
166	Align Technology, Inc. (a)	55,467
615	Baxter International, Inc.	24,944
149	Becton Dickinson and Co.	36,883
419	BioMerieux (b)	44,169
838	Boston Scientific Corp. (a)	41,925
296	Carl Zeiss Meditec AG (b)	41,230
274	Cochlear Ltd. (b)	43,621
328	Coloplast A.S., Class B (b)	43,187
135	Cooper (The) Cos., Inc.	50,404
1,263	Demant A.S. (a) (b)	44,339
1,177	DENTSPLY SIRONA, Inc.	46,233
344	DexCom, Inc. (a)	39,966
407	Edwards Lifesciences Corp. (a)	33,671
3,209	Fisher & Paykel Healthcare Corp., Ltd. (b)	53,645
551	Globus Medical, Inc., Class A (a)	31,209
536	Hologic, Inc. (a)	43,255
294	Hoya Corp. (b)	32,491
152	Insulet Corp. (a)	48,482
183	Intuitive Surgical, Inc. (a)	46,751
2,549	Koninklijke Philips N.V. (b)	46,817
253	Masimo Corp. (a)	46,689
411	Medtronic PLC	33,135
458	Novocure Ltd. (a)	27,544
1,640	Olympus Corp. (b)	28,803
158	ResMed, Inc.	34,600
788	Siemens Healthineers AG (b) (c) (d)	45,430
2,981	Smith & Nephew PLC (b)	41,438
151	Sonova Holding AG (b)	44,543
202	STERIS PLC	38,639
357	Straumann Holding AG (b)	53,545
160	Stryker Corp.	45,675
678	Sysmex Corp. (b)	44,498
171	Teleflex, Inc.	43,316
1,130	Terumo Corp. (b)	30,561
313	Zimmer Biomet Holdings, Inc.	40,440
		1,521,910
	Health Care Providers & Services – 2.4%
1,391	Amplifon S.p.A. (b)	48,213
	Life Sciences Tools & Services – 19.0%
267	Agilent Technologies, Inc.	36,937
85	Bio-Rad Laboratories, Inc., Class A (a)	40,717
132	Danaher Corp.	33,269
Shares	Description	Value

	Life Sciences Tools & Services (Continued)
30	Mettler-Toledo International, Inc. (a)	$45,906
279	PerkinElmer, Inc.	37,180
102	Sartorius Stedim Biotech (b)	31,293
67	Thermo Fisher Scientific, Inc.	38,617
123	Waters Corp. (a)	38,084
135	West Pharmaceutical Services, Inc.	46,773
3,752	WuXi AppTec Co., Ltd., Class H (b) (c) (d)	39,294
		388,070
	Total Investments – 99.7%	2,033,055
	(Cost $2,636,776)
	Net Other Assets and Liabilities – 0.3%	6,420
	Net Assets – 100.0%	$2,039,475

(a)	Non-income producing security.
(b)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At March 31, 2023, securities noted as such are valued at $797,864 or 39.1% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(d)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

See Notes to Financial Statements

First Trust Indxx Medical Devices ETF (MDEV)
Portfolio of Investments (Continued)
March 31, 2023
Currency Exposure Diversification	% of Total Investments
United States Dollar	60.8%
Euro	12.7
Swiss Franc	6.8
Japanese Yen	6.7
Danish Krone	4.3
New Zealand Dollar	2.6
Australian Dollar	2.2
British Pound Sterling	2.0
Hong Kong Dollar	1.9
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of March 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 3/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Biotechnology	$ 74,862	$ 74,862	$ —	$ —
Health Care Equipment & Supplies	1,521,910	842,846	679,064	—
Health Care Providers & Services	48,213	—	48,213	—
Life Sciences Tools & Services	388,070	317,483	70,587	—
Total Investments	$ 2,033,055	$ 1,235,191	$ 797,864	$—
See Notes to Financial Statements

First Trust Indxx Medical Devices ETF (MDEV)
Statement of Assets and Liabilities
March 31, 2023
ASSETS:
Investments, at value (Cost $2,636,776)	$ 2,033,055
Cash	3,995
Receivables:
Dividends	2,524
Dividend reclaims	1,062
Total Assets	2,040,636
LIABILITIES:
Investment advisory fees payable	1,161
Total Liabilities	1,161
NET ASSETS	$2,039,475
NET ASSETS consist of:
Paid-in capital	$ 2,835,932
Par value	1,000
Accumulated distributable earnings (loss)	(797,457)
NET ASSETS	$2,039,475
NET ASSET VALUE, per share	$20.39
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	100,002

See Notes to Financial Statements

First Trust Indxx Medical Devices ETF (MDEV)
Statement of Operations
For the Year Ended March 31, 2023
INVESTMENT INCOME:
Dividends	$ 15,024
Foreign withholding tax	(998)
Other	10
Total investment income	14,036
EXPENSES:
Investment advisory fees	13,307
Total expenses	13,307
NET INVESTMENT INCOME (LOSS)	729
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(175,015)
Foreign currency transactions	(1,049)
Net realized gain (loss)	(176,064)
Net change in unrealized appreciation (depreciation) on:
Investments	(27,552)
Foreign currency translation	(16)
Net change in unrealized appreciation (depreciation)	(27,568)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(203,632)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(202,903)
See Notes to Financial Statements

First Trust Indxx Medical Devices ETF (MDEV)
Statements of Changes in Net Assets
	Year Ended 3/31/2023	Period Ended 3/31/2022 (a)
OPERATIONS:
Net investment income (loss)	$ 729	$ (46,130)
Net realized gain (loss)	(176,064)	131,318
Net change in unrealized appreciation (depreciation)	(27,568)	(576,197)
Net increase (decrease) in net assets resulting from operations	(202,903)	(491,009)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	—	40,832,103
Cost of shares redeemed	—	(38,098,716)
Net increase (decrease) in net assets resulting from shareholder transactions	—	2,733,387
Total increase (decrease) in net assets	(202,903)	2,242,378
NET ASSETS:
Beginning of period	2,242,378	—
End of period	$2,039,475	$2,242,378
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	100,002	—
Shares sold	—	1,600,002
Shares redeemed	—	(1,500,000)
Shares outstanding, end of period	100,002	100,002

(a)	Inception date is June 22, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

See Notes to Financial Statements

First Trust Indxx Medical Devices ETF (MDEV)
Financial Highlights
For a share outstanding throughout each period
	Year Ended 3/31/2023	Period Ended 3/31/2022 (a)
Net asset value, beginning of period	$ 22.42	$ 25.17
Income from investment operations:
Net investment income (loss)	0.01	(0.46)
Net realized and unrealized gain (loss)	(2.04)	(2.29)
Total from investment operations	(2.03)	(2.75)
Net asset value, end of period	$20.39	$22.42
Total return (b)	(9.05)%	(10.93)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 2,039	$ 2,242
Ratio of total expenses to average net assets	0.70%	0.70% (c)
Ratio of net investment income (loss) to average net assets	0.04%	(0.36)% (c)
Portfolio turnover rate (d)	22%	13%

(a)	Inception date is June 22, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2023
1. Organization
First Trust Exchange-Traded Fund VI (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on June 4, 2012, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of thirty-three funds that are offering shares. This report covers the First Trust Indxx Medical Devices ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “MDEV” on the CBOE BZX Exchange, Inc. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The investment objective of the Fund seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Indxx Global Medical Equipment Index. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks and depositary receipts that comprise the Index. There can be no assurances that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Securities traded in an over-the-counter market are valued at the mean of their most recent bid and asked price, if available, and otherwise at their last trade price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not

Notes to Financial Statements (Continued)
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2023
available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
2)	the type of security;
3)	the size of the holding;
4)	the initial cost of the security;
5)	transactions in comparable securities;
6)	price quotes from dealers and/or third-party pricing services;
7)	relationships among various securities;
8)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
9)	an analysis of the issuer’s financial statements;
10)	the existence of merger proposals or tender offers that might affect the value of the security; and
11)	other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur;
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
9)	other relevant factors.
In addition, differences between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s corresponding index could result in a difference between a Fund’s performance and the performance of its underlying index.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund’s ability to track the index.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

Notes to Financial Statements (Continued)
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2023
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of March 31, 2023, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.
C. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
D. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
During the fiscal periods ended March 31, 2023 and 2022, no distributions were paid by the Fund.
As of March 31, 2023, the components of distributable earnings on a tax basis for the Fund were as follows:
Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(186,936)
Net unrealized appreciation (depreciation)	(610,521)
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.

Notes to Financial Statements (Continued)
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2023
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable periods ended 2022 and 2023 remain open to federal and state audit. As of March 31, 2023, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At March 31, 2023, for federal income tax purposes, the Fund had $186,936 of non-expiring capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended March 31, 2023, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$4,157	$1,049	$(5,206)
As of March 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,643,532	$13,619	$(624,096)	$(610,477)
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
First Trust has entered into a license agreement with Indxx, Inc. (the “Licensor”), for the Fund. The license agreement allows for the use by First Trust of the Fund’s index and of certain trademarks and trade names of the Licensor. The Fund is a sub-licensee to the applicable agreement.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust, on behalf of the Fund, and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, licensing fees, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, expenses attributable to investments in other investment companies (“acquired fund fees and expenses”), expenses associated with short sales transactions and extraordinary expenses. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary

Notes to Financial Statements (Continued)
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2023
management fee. Effective November 1, 2022, the annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the schedule below:
Breakpoints
Fund net assets up to and including $2.5 billion	0.7000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.6825%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.6650%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.6475%
Fund net assets greater than $10 billion	0.6300%
Prior to November 1, 2022, the Fund paid First Trust an annual unitary management fee equal to 0.70% of its average daily net assets.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended March 31, 2023, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $426,695 and $425,115, respectively.
For the fiscal year ended March 31, 2023, the Fund had no in-kind transactions.
5. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which

Notes to Financial Statements (Continued)
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2023
the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before July 31, 2023.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund VI:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Indxx Medical Devices ETF (the “Fund”), a series of First Trust Exchange-Traded Fund VI, including the portfolio of investments, as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended March 31, 2023, and for the period from June 22, 2021 (commencement of operations) through March 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year ended March 31, 2023, and for the period from June 22, 2021 (commencement of operations) through March 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
Chicago, Illinois
May 23, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified

Additional Information (Continued)
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2023 (Unaudited)
by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

Additional Information (Continued)
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2023 (Unaudited)
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities

Additional Information (Continued)
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2023 (Unaudited)
have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory Agreement
Board Considerations Regarding Approval of Amendement to the Investment Management Agreement
The Board of Trustees of First Trust Exchange-Traded Fund VI (the “Trust”), including the Independent Trustees, unanimously approved the amendment (the “Amendment”) of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Indxx Medical Devices ETF (the “Fund”).
The Board approved the Amendment at a meeting held on October 24, 2022.  As part of the review process, the Board reviewed information and had preliminary discussions with the Advisor regarding the proposed Amendment at meetings held on April 18, 2022, June 12–13, 2022 and September 18–19, 2022.  Following those preliminary discussions, the Board requested and received information from the Advisor regarding the proposed Amendment, and that information was considered at an executive session of the Independent Trustees and their counsel held prior to the October 24, 2022 meeting, as well as at the October meeting.
In reviewing the Amendment, the Board considered that the purpose of the Amendment is to modify the unitary fee rate for the Fund under the Agreement by introducing a breakpoint schedule pursuant to which the unitary fee rate paid by the Fund to the Advisor will be reduced as assets of the Fund meet certain thresholds.  The Board noted the Advisor’s representations that the quality and quantity of the services provided to the Fund by the Advisor under the Agreement will not be reduced or modified as a result of the Amendment, and that the obligations of the Advisor under the Agreement will remain the same in all respects.
The Board noted that it, including the Independent Trustees, last approved the continuation of the Agreement for a one-year period ending June 30, 2023 at a meeting held on June 12–13, 2022.  The Board noted that in connection with such approval it had determined, based upon the information provided, that the terms of the Agreement were fair and reasonable and that the continuation of the Agreement was in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
Based on all of the information considered, the Board, including the Independent Trustees, unanimously determined that the terms of the Amendment are fair and reasonable and that the Amendment is in the best interests of the Fund.
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Indxx Medical Devices ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2022, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $1,613. This figure is comprised of $63 paid (or to be paid) in fixed compensation and $1,550 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $851 paid (or to be paid) to senior management of First Trust Advisors L.P. and $762 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii. to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.

Additional Information (Continued)
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2023 (Unaudited)
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	228	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	228	Director, National Futures Association and ADMIS Singapore Ltd.; Formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., and Futures Industry Association
Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	228	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director and Board Chair of RML Long Term Acute Care Hospitals; and Director of Senior Helpers (since 2021)
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	228	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	228	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	228	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2023 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2016	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Indxx Medical Devices ETF (MDEV)
March 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

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First Trust Exchange-Traded Fund VI
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)       Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $306,750 for the fiscal year ended March 31, 2022 and $304,626 for the fiscal year ended March 31, 2023.

(b)       Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2022 and $0 for the fiscal year ended March 31, 2023.

Audit-Related Fees (Investment Advisor and Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2022 and $0 for the fiscal year ended March 31, 2023.

(c)       Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $69,178 for the fiscal year ended March 31, 2022 and $78,357 for the fiscal year ended March 31, 2023. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Advisor and Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s advisor and distributor were $0 for the fiscal year ended March 31, 2022 and $0 for the fiscal year ended March 31, 2023.

(d)       All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended March 31, 2022 and $0 for the fiscal year ended March 31, 2023.

All Other Fees (Investment Advisor and Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant’s investment advisor and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended March 31, 2022 and $0 for the fiscal year ended March 31, 2023.

(e)(1)       Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)       The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:	Advisor and Distributor:

(b) 0%	(b) 0%
(c) 0%	(c) 0%
(d) 0%	(d) 0%

(f)       The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)       The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2022, were $69,178 for the registrant, $16,500 for the registrant’s investment advisor, and $29,500 for the registrant’s distributor and for the fiscal year ended March 31, 2023, were $78,357 for the registrant, $18,000 for the registrant’s investment advisor, and $30,500 for the registrant’s distributor.

(h)       The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)       Not applicable.

(j)       Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith and Niel B. Nielson.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund VI
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	June 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	June 9, 2023
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	June 9, 2023

* Print the name and title of each signing officer under his or her signature.